UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LEAP THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Leap Therapeutics, Inc. (the “Annual Meeting”), to be held exclusively online via the Internet as a virtual web conference at https://www.cstproxy.com/leaptx/2023 on June 16, 2023 at 11:30 a.m., Eastern Time.
Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet prior to the Annual Meeting or virtually at the Annual Meeting, by telephone, or by completing, dating and returning a proxy card.
Thank you for your ongoing support of Leap Therapeutics.
Very truly yours,

Christopher K. Mirabelli Chairman of the Board of Directors	Douglas E. Onsi Chief Executive Officer and President

47 Thorndike Street
Suite B1-1
Cambridge, MA 02141
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 16, 2023
The 2023 Annual Meeting of Stockholders of Leap Therapeutics, Inc. (the “Annual Meeting”) will be held on June 16, 2023 at 11:30 a.m., Eastern Time, virtually via the Internet at https://www.cstproxy.com/leaptx/2023. At the Annual Meeting, stockholders will consider and act upon the following matters:
1.   To elect three Class III directors nominated by the Company’s board of directors (the “Board”), Joseph Loscalzo, Nissim Mashiach, and Christopher Mirabelli, each to serve for a term ending in 2026, or until his successor has been duly elected and qualified;
2.   To approve an advisory vote on executive compensation paid to our named executive officers (the “Say-on-Pay Proposal”);
3.   To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on executive compensation (the “Say-on-Frequency Proposal”);
4.   To approve an amendment (the “2022 EIP Amendment”) to the Leap Therapeutics, Inc. 2022 Equity Incentive Plan (the “2022 EIP”) (the “EIP Proposal”);
5.   To ratify the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2023;
6.   To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon conversion of the Company’s Series X Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series X Preferred Stock”), issued in January 2023 (the “Conversion Proposal”);
7.   To approve an amendment to the Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio to be determined by the within a range of one-for-five (1:5) and one-for-twenty (1:20) (or any number in between), to be effected in the sole discretion of the Board at any time within one year of the date of the Annual Meeting without further approval or authorization from the Company’s stockholders (the “Reverse Stock Split Proposal”); and
8.   To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned Internet site.
Stockholders of record on our books at the close of business on April 26, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. If you are a stockholder of record, please vote in one of these four ways:
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Vote over the Internet prior to the Annual Meeting, by going to www.cstproxyvote.com (have your proxy card in hand when you access the website);

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Vote by Telephone, by calling 1-866-894-0536 (have your proxy card in hand when you call);

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Vote by Mail, if you received a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

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Vote online at the virtual Annual Meeting, (have your proxy card in hand when you access the virtual meeting website).

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the meeting for at least ten days prior to June 16, 2023. Please e-mail ir@leaptx.com if you wish to examine the stockholder list prior to the virtual Annual Meeting. The stockholder list will be available in electronic form during the Annual Meeting online at https://www.cstproxy.com/leaptx/2023.
Whether or not you plan to attend the Annual Meeting online, we urge you to take the time to vote your shares. Further information about how to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting is included in the accompanying proxy statement.
By Order of the Board of Directors,
Christopher K. Mirabelli
Chairman of the Board of Directors
April 28, 2023

i

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141
PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2023
This proxy statement is being furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2023 Annual Meeting of Stockholders of Leap Therapeutics, Inc., (the “Annual Meeting”) to be held virtually via the Internet at https://www.cstproxy.com/leaptx/2023 on June 16, 2023 at 11:30 a.m., Eastern Time, and at any adjournment or postponement thereof.
We will hold the Annual Meeting in a virtual format only, via the Internet, with no physical in-person meeting. Our stockholders will be able to attend, vote, and submit questions at the Annual Meeting by visiting https://www.cstproxy.com/leaptx/2023. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in this proxy statement.
As always, we encourage you to vote your shares in advance of the Annual Meeting. You are entitled to vote if you are a stockholder of record as of the close of business on April 26, 2023. As used in this proxy statement, the terms “Leap,” “we,” “us,” and “our” mean Leap Therapeutics, Inc. unless the context indicates otherwise.
All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. Accordingly, on or about May 2, 2023, we will begin mailing the proxy statement and proxy card to stockholders.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. Such statements are based upon our current plans, estimates and expectations that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding estimations of projected cash runway; our future product development plans; the potential, safety, efficacy, and regulatory and clinical progress of the our product candidates, including the anticipated timing for initiation of clinical trials and release of clinical trial data and the expectations surrounding potential regulatory submissions, approvals and timing thereof; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from our plans, estimates or expectations could include, but are not limited to: (i) our ability and plan to develop and commercialize DKN-01, FL-301 and our preclinical programs; (ii) status, timing and results of our preclinical studies and clinical trials; (iii) the potential benefits of DKN-01, FL-301 and our preclinical programs; (iv) the timing of our development programs and seeking regulatory approval of DKN-01, FL-301 and our preclinical programs; (v) our ability to obtain and maintain regulatory approval; (vi) our estimates of expenses and future revenues and profitability; (vii) our estimates regarding our capital requirements and our needs for additional financing; (viii) our estimates of the size of the potential markets for DKN-01, FL-301 and our preclinical programs; (ix) the benefits to be derived from any collaborations, license agreements, or other acquisition efforts, including the acquisition of Flame Biosciences and the ongoing collaboration with BeiGene; (x) sources of revenues and anticipated revenues, including contributions from any collaborations or license agreements for the development and commercialization of products; (xi) the rate and degree of market acceptance of DKN-01, FL-301 or our preclinical products; (xii) the success of other competing therapies that may become available; (xiii) the manufacturing capacity for our products; (xiv) our intellectual property position; (xv) our ability to maintain and protect our intellectual property rights; (xvi) our results of operations, financial condition, liquidity, prospects, and growth and strategies; (xvii) the industry in which we operate; (xviii) the trends that may affect the industry or us; (xix) our ability to successfully integrate the Flame programs and realize the anticipated benefits of the acquisition of Flame; (xx) whether our stockholders approve the Conversion Proposal; (xxi) whether our stockholders approve the Reverse Stock Proposal; (xxii) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of our traded securities; (xxiii) that the initiation, conduct, and completion of clinical trials, laboratory operations, manufacturing campaigns, and other studies may be delayed, adversely affected, or impacted by ongoing COVID-19 related issues, global conflict or supply chain related issues; and (xxiiiv) our ability to comply with the continued listing requirements of the Nasdaq Global Market (“Nasdaq”).

EXPLANATORY NOTE
Unless otherwise expressly provided or unless the context otherwise requires or permits, any reference in this proxy statement to any number of shares of our common stock or to any price per share does not reflect the effect of the proposed reverse stock split of our common stock to be considered and voted on by our stockholders at the Annual Meeting, as further described in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q.	Who is soliciting my vote?	A.	The Board of Leap Therapeutics, Inc. is soliciting your vote for the proposals to be voted on at the 2023 Annual Meeting of Stockholders.
Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting, to be held virtually at https://www.cstproxy.com/leaptx/2023 on June 16, 2023 at 11:30 a.m., Eastern Time.
Q.	What proposals am I voting on?	A.
There are seven proposals scheduled for a vote:
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Proposal No. 1:   The election of three Class III directors nominated by the Board, Joseph Loscalzo, Nissim Mashiach and Christopher Mirabelli, each to serve for a term ending in 2026, or until his successor has been duly elected and qualified;

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Proposal No. 2:   The approval of an advisory vote on executive compensation paid to our named executive officers (the “Say-on-Pay Proposal”);

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Proposal No. 3:   The indication, on an advisory basis, of the preferred frequency of future stockholder advisory votes on executive compensation (the “Say-on-Frequency Proposal”);

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Proposal No. 4:   The approval of an amendment (the “2022 EIP Amendment”) to the Leap Therapeutics, Inc. 2022 Equity Incentive Plan (the “2022 EIP”, and as amended, the “Amended 2022 EIP”) (the “EIP Proposal”);

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Proposal No. 5:   The ratification the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2023;

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Proposal No. 6:   The approval of, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon conversion of the Company’s Series X Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series X Preferred Stock”), issued in January 2023 (the “Conversion Proposal”); and

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Proposal No. 7:   The approval of an amendment to the Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of the Common Stock (the “Reverse Stock Split”) at a ratio to be determined by the within a range of one-for-five (1:5) and one-for-twenty (1:20) (or any number in between), to be determined and effected in the sole discretion of the Board at any time within one year of the date of the Annual Meeting without further approval or authorization from the Company’s stockholders (the “Reverse Stock Split Proposal”).

Q.	Who can vote at the Annual Meeting?	A.
Our Board has fixed April 26, 2023 as the record date for the Annual Meeting (the “Record Date”). If you are a stockholder of record on the Record Date, you are entitled to vote (in person or by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement or adjournment thereof.
On April 26, 2023, we had 119,410,992 shares of Common Stock outstanding.

Q.	How many votes can be cast by all stockholders?
On the Record Date, there were 136,248 shares of Series X Preferred Stock issued and outstanding; the Series X Preferred Stock is a non-voting class and therefore is not entitled to vote on the matters being considered at the Annual Meeting.
Of the shares of Common Stock issued and outstanding and entitled to vote, 19,729,010 shares of Common Stock were issued as consideration in our acquisition of Flame. These 19,729,010 shares of Common Stock are not entitled to vote on Proposal No. 6 for purposes of the listing rules of the Nasdaq Stock Market.

Q.	How do I attend the virtual Annual Meeting?	A.
This year’s Annual Meeting will be conducted as a virtual meeting of stockholders. We will host the Annual Meeting live online via webcast. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the annual Meeting by visiting https://www.cstproxy.com/leaptx/2023. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. The webcast will start at 11:30 a.m., Eastern Time, on June 16, 2023. You will need the control number included on your proxy card or voting instruction form in order to be able to enter the Annual Meeting online. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.
Online check-in will begin at 11:15 a.m., Eastern Time, on June 16, 2023, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting at 11:15 a.m., Eastern Time, on the day of the meeting.

Q.	How do I vote?	A.	If your shares are registered directly in your name, you may vote:

(1)
Over the Internet prior to the Annual Meeting:   Go to the website of our tabulator, Continental Stock Transfer and Trust Company (“CST”) at www.cstproxyvote.com. Use the vote control number printed on the proxy card to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on June 15, 2023, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(2)
By Telephone:   Call 1-866-894-0536, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You will need to have your proxy card in hand when you call. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on June 15, 2023, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(3)
By Mail:   If you received a printed copy of the proxy materials, complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to CST. CST must receive the proxy card no later than June 15, 2023, the day before the Annual Meeting, for your proxy to be valid and your vote to count. Your shares will be voted according to your instructions.

If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

(4)
Online virtually while attending the Annual Meeting:   If you attend the Annual Meeting online, you may vote your shares online while virtually attending the Annual Meeting by visiting https://www.cstproxy.com/leaptx/2023. You will need your control number included on your proxy card in order to be able to vote during the virtual Annual Meeting.

If your shares are held in “street name,” meaning they are held for your account by a broker or other nominee, you may vote:

(1)
Over the Internet prior to the Annual Meeting or by Telephone:   You will receive instructions from your broker or other nominee if they permit Internet or telephonic voting. You should follow those instructions.

(2)
By Mail:   You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3)
Online while virtually attending the Annual Meeting:   You will receive instructions from your broker or other nominee explaining how you can vote your shares online during the virtual Annual Meeting. You will need the control number included on your proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

Q.	Can I revoke or change my vote?	A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote before or at the Annual Meeting. To do so, you must do one of the following:

(1)
Vote over the Internet or by telephone prior to the Annual Meeting as instructed above. Only your latest Internet or telephone vote submitted prior to the Annual Meeting is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on           , 2023, the day before the Annual Meeting.

(2)
Sign a new proxy card and submit it by mail as instructed above. Only your latest dated proxy that was received by CST by 11:59 p.m., Eastern Time, on June 15, 2023 will be counted.

(3)
Attend the virtual Annual Meeting and vote online as instructed above. Attending the virtual Annual Meeting will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.

If your shares are held in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote your shares online while virtually attending the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions.

Q.	Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or voting instruction form that I submit?	A.
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet prior to the Annual Meeting, by telephone, by returning your proxy by mail, or online at the virtual Annual Meeting. If you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board or sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters presented in this proxy statement and as the proxyholders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the Annual Meeting.
If your shares are held in street name, your broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers and other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return a proxy to your broker or other nominee to vote your shares, your broker or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.
The election of directors (Proposal No. 1), the Say-on-Pay Proposal (Proposal No. 2), the Say-on-Frequency Proposal (Proposal No. 3), the EIP Proposal (Proposal No. 4), the Conversion Proposal (Proposal No. 6), and the Reverse Stock Split Proposal (Proposal No. 7) are non-discretionary matters. The ratification of the appointment of our independent auditors (Proposal No. 5) is a discretionary matter.
We encourage you to timely provide voting instructions to your broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions.

Q.	How many shares must be present to hold the Annual Meeting?	A.	The holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy must be present to hold the Annual Meeting and conduct business. This is called a quorum. For purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or votes on only one of the proposals. In addition, we will count as present shares held in street name by brokers or other nominees that indicate on their proxies that they do not have authority to vote those shares on Proposals No. 1, No. 2, No. 3, No. 4, No. 6, or No. 7. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the Annual Meeting.
Q.	What vote is required to approve each proposal and how are votes counted?	A.
Proposal No. 1 — Election of Three Class III Directors
The three nominees for Class III director receiving the highest number of votes cast FOR election by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting will be elected as directors. This is called a plurality. Proposal No. 1 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal No. 1. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 1 will not be counted as votes FOR or WITHHELD from any nominee and will be treated as “broker non-votes.” Broker non-votes will have no effect on the voting on Proposal No. 1.

With respect to Proposal No. 1, you may:
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vote FOR the nominees;

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vote FOR a certain nominee or nominees and WITHHOLD your vote from the other nominee or nominees; or

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WITHHOLD your vote from all three nominees.

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal No. 2 — The Say-on-Pay Proposal
To approve Proposal No. 2, a majority of the votes cast on the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting must vote FOR the compensation of our named executive officers. Proposal No. 2 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal No. 2. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 2 will not be counted as votes FOR or AGAINST the proposal. Broker non-votes and abstentions will have no effect on the voting on Proposal No. 2.

Proposal No. 3 — The Say-on-Frequency Proposal
The option (every year, every two years, or every three years) receiving the most votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting will be viewed as the recommendation of the stockholders. Proposal No. 3 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal No. 3.

Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 3 will not be counted as votes FOR or AGAINST any of the options in the proposal. Broker non-votes and abstentions will have no effect on the voting on Proposal No. 3.

Proposal No. 4 — The EIP Proposal
To approve Proposal No. 4, a majority of the votes cast on the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting must vote FOR the proposal. Proposal No. 4 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal No. 4. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 4 will not be counted as votes FOR or AGAINST the proposal. Broker non-votes and abstentions will have no effect on the voting on Proposal No. 4.

Proposal No. 5 — Ratification of Appointment of Independent Auditors
To approve Proposal No. 5, a majority of the votes cast on the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting must vote FOR the proposal. Proposal No. 5 is a discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee may vote your unvoted shares on Proposal No. 5. If you vote to ABSTAIN on Proposal No. 5, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. Voting to ABSTAIN will have no effect on the voting on Proposal No. 5.
Although stockholder approval of our audit committee’s appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2023 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, if this proposal is not approved at the Annual Meeting, our audit committee may reconsider its appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2023.

Proposal No. 6 — The Conversion Proposal
To approve Proposal No. 6, a majority of the votes cast on the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting must vote FOR the proposal. Proposal No. 6 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal No. 6. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 6 will not be counted as votes FOR or AGAINST the proposal. Broker non-votes and abstentions will have no effect on the voting on Proposal No. 6.

In accordance with Nasdaq listing rules, holders of shares of common stock issued by Leap as consideration for the acquisition of Flame Bioscience, Inc. (“Flame’’) are not entitled to vote any of such shares at the Annual Meeting on Proposal No. 6. Accordingly, if you are a holder of any shares of our common stock that we issued as consideration for the acquisition of Flame, you are not entitled to vote, and will not vote or authorize or instruct any other person to vote, such shares at the Annual Meeting on Proposal No. 6, but you are entitled to vote, and may vote or authorize or instruct any other person to vote, such shares at the Annual Meeting on any other proposal, matter or business to be considered or voted on at the Annual Meeting.
Proposal No. 7 — The Reverse Stock Split Proposal
To approve Proposal No. 7, a majority of shares of Common Stock issued and outstanding on the Record Date must be voted FOR the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting. Proposal No. 7 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal No. 7. Broker non-votes (if any) and abstentions will have the same effect as votes cast against the proposal.

Q.	How does the Board recommend that I vote?	A.
Our Board unanimously recommends that you vote your shares:
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“FOR” the nominees for election as director listed in Proposal No. 1;

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“FOR” the Say-on-Pay Proposal;

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“FOR” the option of “1 YEAR” on the Say-on-Frequency Proposal;

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“FOR” the EIP Proposal;

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“FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2023;

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“FOR” the Conversion Proposal; and

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“FOR” the Reverse Stock Split Proposal.

Q.	How many votes do I have?	A.	On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of April 26, 2023.
Q.	Are there other matters to be voted on at the Annual Meeting?	A.	We do not know of any matters that may come before the Annual Meeting other than the election of three Class III directors, the Say-on-Pay Proposal, the Say-on-Frequency Proposal, the EIP Proposal, the ratification of the appointment of our independent registered public accounting firm, the Conversion Proposal, and the Reverse Stock Split Proposal. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy will vote, and otherwise act, in accordance with their judgment on the matter.

Q.	How do I ask a question at the virtual Annual Meeting?	A.	You will have multiple opportunities to submit questions to the Company for the virtual Annual Meeting. If you wish to submit a question in advance, you may do so at https://www.cstproxy.com/leaptx/2023. You may also submit questions online during the meeting at https://www.cstproxy.com/leaptx/2023. Given the time constraints, it is possible that some questions may not be addressed during the virtual Annual Meeting.
Q.	Is my vote confidential?	A.	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Leap or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
Q.	Where can I find the voting results?	A.	We will report the voting results in a Current Report on Form 8-K within four business days following the adjournment of the Annual Meeting.
Q.	What are the costs of soliciting these proxies?	A.	We will bear all of the costs of soliciting proxies. Directors, officers and employees of Leap may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.
Q.	What are the implications of being a “smaller reporting company”?	A.	We are a “smaller reporting company,” meaning we are not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent company that is not a “smaller reporting company,” and have either: (1) a public float of less than $250 million or (2) annual revenues of less than $100 million during the most recently completed fiscal year and (A) no public float or (B) a public float of less than $700 million. As a “smaller reporting company,” we are subject to reduced disclosure obligations as compared to other issuers, including with respect to disclosure obligations regarding executive compensation in our periodic reports and proxy statements and certain reduced financial information disclosure.
Q.	Who may I contact if I have any additional questions?	A.	If you hold your shares directly, please call Douglas E. Onsi, Secretary of the Company, at (617) 714-0360. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
For the 2023 Annual Meeting of Stockholders on June 16, 2023
This proxy statement and the 2022 Annual Report to Stockholders (which is our Annual Report on Form 10-K for the year ended December 31, 2022) are available for viewing, printing and downloading at https://www.cstproxy.com/leaptx/2023.
A copy of our Annual Report on Form 10-K (including financial statements and schedules) for the year ended December 31, 2022, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder after written or oral request to:
Leap Therapeutics, Inc.
Attn: Corporate Secretary
47 Thorndike Street, Suite B1-1
Cambridge, Massachusetts 02141 USA
Telephone: +1 (617) 714-0360
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are also available free of charge on the SEC’s website, www.sec.gov.

RISK FACTOR SUMMARY
The following summarizes the principal factors that make an investment in the Company speculative or risky, all of which are more fully described in the Risk Factors section below. This summary should be read in conjunction with the Risk Factors section and should not be relied upon as an exhaustive summary of the material risks facing our business. The occurrence of any of these risks could harm our business, financial condition, results of operations and/or growth prospects or cause our actual results to differ materially from those contained in forward-looking statements we have made in this proxy statement and those we may make from time to time. You should consider all of the risk factors described in our public filings when evaluating our business.
Risks Relating to Our Financial Position and Need for Additional Capital
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We are not in compliance with the Nasdaq continued listing requirements. If we are unable to comply with the continued listing requirements of the Nasdaq Global Market, our Common Stock could be delisted, which could affect our Common Stock ‘s market price and liquidity and reduce our ability to raise capital.

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There is no guarantee that the Acquisition of Flame by us will increase stockholder value.

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We have incurred significant losses since our inception and anticipate that we will continue to incur losses in the future.

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We currently have no source of product revenue and may never become profitable.

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We will require additional capital to fund our operations and if we fail to obtain necessary financing, we may be unable to complete the development and potential commercialization of DKN-01 or acquire other products.

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If we fail to obtain the required stockholder approval to convert the Series X Preferred Stock into common stock, we may be required to redeem the shares of Series X Preferred Stock at their as-converted fair market value.

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Raising additional capital may cause dilution to our existing stockholders, restrict our operations or require us to relinquish rights to our product candidates.

Risks Relating to Our Business and Strategy
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Our recent acquisition of Flame Biosciences may not be successfully integrated into our operations or may not achieve its desired benefits.

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Unstable banking, market and economic conditions may have serious adverse consequences on our business, financial condition and share price.

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The ongoing outbreak of COVID-19 could have a material adverse impact on our business and operations, including on our development of our lead product candidates, DKN-01 and FL-301.

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The failure of BeiGene to perform its obligations to supply tislelizumab for the DisTinGuish trial could negatively impact our business.

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Clinical testing is expensive and can take many years to complete, and its outcome is inherently uncertain. Failure can occur at any time during the clinical trial process.

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The regulatory approval processes of the FDA and comparable foreign authorities are lengthy, time consuming and inherently unpredictable, especially for an early-stage company such as ours. If we are not able to obtain, or if there are delays in obtaining, required regulatory approvals, we may not be able to commercialize our product candidates as expected, and our ability to generate revenue could be materially impaired.

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If we experience delays or difficulties in the enrollment of patients in clinical trials, our receipt of clinical data and necessary regulatory approvals could be delayed or prevented.

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The FDA may determine that any of our current or future product candidates have undesirable side effects that could delay or prevent their regulatory approval or commercialization.

Risks Related to the Development and Commercialization of Our Product Candidates
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The therapeutic safety and efficacy of DKN-01 is unproven, and we may not be able to successfully develop and commercialize DKN-01.

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Our future success is dependent primarily on the regulatory approval and commercialization of DKN-01, which is currently undergoing early-stage clinical trials.

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We face substantial competition, which may result in others discovering, developing or commercializing products before, or more successfully than, we do.

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We may acquire other assets, form collaborations or make investments in other companies or technologies, that could harm our operating results, dilute our stockholders’ ownership, increase our debt or cause us to incur significant expense.

Risks Related to Our Dependence on Third Parties
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We rely on NovaRock to perform its obligations under the NovaRock Agreement and to complete the clinical trial for FL-301 in China.

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We rely on BeiGene to supply tislelizumab for the DisTinGuish trial.

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We rely, and expect to continue to rely, on third parties to conduct, supervise, and monitor our preclinical studies and clinical trials. If these third parties do not carry out their contractual duties or do not perform satisfactorily, including failing to meet deadlines for the completion of such trials or failing to comply with regulatory requirements, our business could be substantially harmed.

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If the contract manufacturers upon whom we rely fail to produce our product candidates or components in the volumes that we require on a timely basis, or to comply with stringent regulations applicable to biopharmaceutical manufacturers, we may face delays in the development and commercialization of, or be unable to meet demand for, our product candidates and may lose potential revenues.

Risks Relating to Legal and Compliance Matters
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If we fail to comply with federal and state healthcare laws, including fraud and abuse and health and other information privacy and security laws, we could face substantial penalties and our business, financial condition, results of operations, and prospects could be adversely affected.

Risks Relating to Intellectual Property
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If we are unable to protect our intellectual property rights or if our intellectual property rights are inadequate to protect our technology and product candidates, our competitive position could be harmed.

Risks Relating to Our Common Stock
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Our share price may be volatile, which could subject us to securities class action litigation and our stockholders could incur substantial losses.

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We are a “smaller reporting company” and we intend to take advantage of reduced disclosure and governance requirements applicable to smaller reporting companies, which could result in our Common Stock being less attractive to investors.

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Our business is subject to changing regulations for corporate governance and public disclosure that has increased both our costs and the risk of noncompliance.

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Sales of a substantial number of shares of our Common Stock in the public market by our stockholders could cause our stock price to fall.

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Because we do not anticipate paying any cash dividends on our capital stock in the foreseeable future, capital appreciation, if any, will be your sole source of gain.

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Pursuant to the terms of the Merger Agreement, we are required to recommend that our stockholders approve the conversion of all outstanding shares of our Series X Non-Voting Convertible Preferred Stock into shares of our Common Stock. We cannot guarantee that our stockholders will approve this matter, and if they fail to do so our operations may be materially harmed.

Certain Risks with the Reverse Stock Split Proposal
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We cannot assure you that the proposed Reverse Stock Split will increase the price of the Common Stock.

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We may not satisfy the Nasdaq continued listing requirements following the Reverse Stock Split.

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The proposed Reverse Stock Split may decrease the liquidity of the Common Stock.

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The Reverse Stock Split may lead to a decrease in our overall market capitalization.

DESCRIPTION OF THE TRANSACTIONS
Acquisition of Flame Biosciences, Inc.
On January 17, 2023 (the “Effective Date”), Leap acquired Flame Biosciences, Inc., a Delaware corporation (“Flame”), in accordance with the terms of the Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”), by and among Leap, Fire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Leap (“First Merger Sub”), Flame Biosciences LLC, a Delaware limited liability company and wholly owned subsidiary of Leap (“Second Merger Sub”), Flame, and the Stockholder Representative named therein. Pursuant to the Merger Agreement, First Merger Sub merged with and into Flame, and Flame was the surviving corporation of such merger and became a wholly owned subsidiary of Leap (the “First Merger”). Immediately following the First Merger, Flame merged with and into Second Merger Sub, and Second Merger Sub was the surviving entity of such merger (together with the First Merger, the “Merger”). The estimated value of the consideration issued for the acquisition of Flame was approximately $86.16 million.
Pursuant to the Merger, Leap issued to the stockholders of Flame (the “Flame Stockholders”) an aggregate of 19,729,010 shares of Common Stock, and 136,248 shares of Series X Preferred Stock, which was a newly designated series of preferred stock that is intended to have economic rights equivalent to the Common Stock, but with limited voting rights, and 65,301 shares of common stock and 443 shares of Series X Preferred Stock subject to existing Flame warrants. Each share of Series X Preferred Stock is convertible into 1,000 shares of Common Stock (subject to certain conditions as described below and subject to adjustment pursuant to the Reverse Stock Split). Under the terms of the Merger Agreement, Leap held back approximately 15,604 shares (the “Holdback Shares”) out of the aggregate number of shares of Series X Preferred Stock that the Flame Stockholders otherwise would be entitled to receive pursuant to the Merger so that Leap can have recourse to the Holdback Shares for purposes of satisfying certain claims for indemnification that Leap may have against the Flame Stockholders in connection with the Merger. The rights of the Series X Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations that Leap filed with the Secretary of State of the State of Delaware (the “Series X Certificate of Designation”) on the Effective Date. Please see “Description of Series X Preferred Stock” under Proposal No. 6 for a complete description of the Series X Certificate of Designation and the rights of the Series X Preferred Stock.
In addition, subject to and upon the terms and conditions set forth in the Merger Agreement, Leap may also (i) pay Contingent Merger Consideration (as defined in the Merger Agreement) that may become payable if, and only if, certain assets of Flame related to Flame’s FL-101 program and/or FL-103 program are sold after the consummation of the Merger pursuant to the FL-101/103 Disposition Agreement (as defined in the Merger Agreement), which Contingent Merger Consideration shall be 80% of the after-tax net proceeds of such sale, if any, and the payment thereof is subject to the terms and conditions set forth in the Merger Agreement and (ii) issue pursuant to the Merger additional shares of Series X Preferred Stock or Common Stock as a result of any applicable post-closing purchase price adjustment in the event that Flame’s actual Company Net Cash (as defined in the Merger Agreement) as of the Effective Date is determined to be greater than Flame’s estimated Company Net Cash as of the closing.
Conversion of Series X Preferred Stock
Subject to stockholder approval of Conversion Proposal, each share of Series X Preferred Stock will be convertible into approximately 1,000 shares of Common Stock (subject to adjustment pursuant to the Reverse Stock Split). In the event that stockholder approval is not obtained, the Company must also include a proposal to approve the Conversion Proposal at a meeting of stockholders to be held no less than once in each subsequent six-month period beginning on the date of the Special Meeting until such approval is obtained. If stockholders have not approved the conversion of the Series X Preferred Stock into Common Stock by July 17, 2023 (six months from the Effective Date), then, holders of Series X Preferred Stock may thereafter require the Company to repurchase the Series X Preferred Stock at the then-current fair value (as such term is defined in the Series X Certificate of Designation) of the underlying Common Stock.

Regulatory Approval
No state or federal regulatory approval is required in connection with the terms of the transactions described above or under the terms of the Merger Agreement.
BACKGROUND AND REASONS FOR THE TRANSACTIONS
Leap was first introduced to Flame in March 2021, by Dr. Monica Bertagnolli, then a Board member of Leap and an advisor to Flame and now the Director of the National Cancer Institute. At the time, Flame was developing FL-101 and FL-103, two monoclonal antibodies directed to the target IL-1β, a key mediator of the inflammatory response. On March 31, 2021, Leap and Flame signed a mutual non-disclosure agreement and initiated discussions about mutual areas of interest, specifically, developing targeted and immuno-oncology monoclonal antibody therapies to treat patients with cancer. During 2021, Flame expanded its pipeline by licensing FL-301 and FL-302 from NovaRock Biotherapeutics Ltd. (“NovaRock’’) and entering into an agreement with Adimab, LLC to generate a novel antibody to GDF15, which is now known as FL-501.
During 2022, Leap was initiating a Phase 2 randomized controlled trial of DKN-01 in combination with BeiGene’s tislelizumab and chemotherapy in first-line gastric cancer patients, a Phase 2 trial of DKN-01 in combination with bevacizumab and chemotherapy in second-line colorectal cancer patients, and an investigator-sponsored trial of DKN-01 in combination with Merck’s Keytruda in endometrial cancer patients. Leap continued to grow as a company to support the expanded development of DKN-01, building expertise in global clinical operations in gastric cancer, biomarker development, and monoclonal antibody manufacturing. As a strategic matter, Leap discussed with its Board the desirability of leveraging the team’s capabilities and transforming Leap from a company developing a single product to a novel target with a single partner and a limited cash runway into a company that would own and develop a pipeline of biomarker-targeted antibody therapies with the potential to change the practice of medicine for patients with cancer, particularly GI cancer, with an enhanced financial position.
In July 2022, an investor in Flame contacted Leap to indicate that, as a result of the failure of Phase 3 trials conducted by Novartis of their competing IL-1beta antibody canakinumab for the treatment of patients with non-small cell lung cancer, Flame had discontinued active development of FL-101 and was exploring its strategic alternatives. In addition, Flame’s investor indicated that Flame could potentially have $50 million of net cash to contribute to the growth and development activities of a combined company.
From July through September 2022, Leap and Flame engaged in deep mutual due diligence, exchanged confidential information, and held business discussions about the potential to combine the two companies. On September 1, 2022, Leap’s management presented to the Board the results of the initial due diligence on Flame and outlined the potential strategic advantages of the proposed transaction to enhance Leap’s pipeline and balance sheet. On September 8, 2022, Leap’s management provided the Board an update on the timing of Flame’s process, additional information regarding the capital markets and an analysis of the terms of recent financing transactions of comparable companies, and presented proposed terms of the potential acquisition for Board consideration and evaluation. Board members asked questions of management throughout the process and provided insight and feedback on the potential transaction and terms.
On September 30, 2022, Leap’s management presented to the Board its recommendation that Leap proceed with the proposed transaction for various reasons, including management’s belief that the transaction would help create a stronger oncology drug development company with an enhanced, diversified pipeline of first-in-class or best-in-class antibody therapies and a financial runway that could last into 2025, beyond the expected completion of the ongoing DKN-01 clinical trials, and that the transaction could help alleviate the risks associated with having a single partner and a financing overhang, so that the value and potential of the combined company could be recognized for the benefit of all stockholders.
On October 12, 2022, Leap and Flame signed a Summary of Proposed Terms to effect a merger of the companies, which had been unanimously approved by the Board and the Flame board of directors (the “Flame Board”). From October 2022 through mid-January 2023, Morgan, Lewis & Bockius LLP, counsel to Leap, and Winston & Strawn LLP, counsel to Flame, prepared and exchanged numerous drafts of the Merger Agreement and related transaction documents. During this period, Leap’s management presented three times to its Board to provide updates on developments and progress relating to the proposed merger with Flame. The Board asked questions and provided feedback on the process.
On December 30, 2022, the parties finalized the terms of the Merger Agreement and the other related transaction documents and submitted the Merger Agreement and terms of the Merger to the Board for approval. In approving the Merger Agreement and the Merger, the Board considered the merits of the Merger and opportunity to diversify the pipeline and enhance the balance sheet, evaluated the risks associated with the public market environment for a small capitalization biotechnology company and Leap’s stock price performance in those conditions, the requirements of continued listing on the Nasdaq Global Market, the risks and timing issues associated with Leap’s existing and potential business development opportunities, the timing and outcome scenarios of clinical data from the DKN-01 program along with the cash position of the company and financial needs at those times, and the opportunities, costs, dilution, and risks presented with the Merger. The Board believes, after a thorough strategic review and discussions with Leap’s management, financial advisors, and legal counsel, that the Merger is favorable to and in the best interests of Leap’s stockholders. In addition, after discussion with Leap’s management and legal counsel, the Board believes that, as a result of extensive arm’s length negotiations with Flame, Leap negotiated the most favorable terms for Leap’s stockholders that Flame was willing to agree to in light of the many alternatives that Flame had identified. After giving consideration to these and other factors, the Board approved the Merger, which the Board believes better position the Company for long-term success.
On January 17, 2023, after Flame received the required approval of the Flame Board and stockholders, the Merger Agreement was signed and the Merger closed.

MATERIAL CONTRACTS ENTERED INTO AND ASSUMED IN THE ACQUISITION
Support Agreements
In connection with the execution of the Merger Agreement, Leap entered into stockholder support agreements (the “Support Agreements”) with each of HealthCare Ventures IX, L.P. and HealthCare Ventures VIII Liquidating Trust (the “Stockholders”). The Support Agreements provide that, among other things, the Stockholders have agreed to vote or cause to be voted all of the shares of Common Stock owned by such Support Stockholders as of the date of the Special Meeting in favor of the Merger Agreement Meeting Proposals at the Special Meeting to be held in connection therewith.
Registration Rights Agreement
At the closing of the Merger, Leap entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with those stockholders of Flame that become parties thereto. Pursuant to the Registration Rights Agreement, Leap will prepare and file a registration statement with the SEC within 75 days following the First Effective Time. Leap will use commercially reasonable efforts to cause this registration statement to be declared effective by the SEC as promptly as practicable after filing.
NovaRock License Agreement
On August 13, 2021, Flame entered into a strategic partnership and license agreement with NovaRock Biotherapeutics. (the “NovaRock Agreement”), pursuant to which NovaRock granted Flame a world-wide, excluding the People’s Republic of China, Hong Kong, Macau, and Taiwan, exclusive license for certain intellectual property rights relating to FL-301 and FL-302. Such license includes a right to sublicense. Pursuant to the NovaRock Agreement, Flame agreed to pay NovaRock milestones upon the completion of development, regulatory and sales milestones for up to three different products (FL-301, FL-302 and potentially one additional target), along with a royalty in the mid-single digits of net sales of each product in the territory during the applicable royalty term, with certain adjustments to be made to the royalty rate in connection with the lack of coverage by a valid claim in the NovaRock patents, sales of biosimilar products, and third party intellectual property licenses. Neither Flame prior to the Merger, nor we following the Merger, have paid any royalties to NovaRock pursuant to this agreement.
The royalty term, with respect to each country in which a product is sold, on a country -by-country and product-by-product basis, begins on the first commercial sale of the product in the country and the later of (i) the expiration of the last-to-expire issued patent included within the patents licensed under the NovaRock Agreement having a valid claim covering the sale of the product in such country, and (ii) the tenth anniversary of the first date of commercial sale of the product in the territory.
The term of the NovaRock Agreement began on August 13, 2021, and, unless earlier terminated pursuant to the termination provisions described below, will continue on a product-by-product and country-by-country basis until we have no remaining royalty or other payment obligations in a specific country. Upon expiration in a given country, the licenses granted with respect to such country shall become fully paid up, perpetual and irrevocable.
We may terminate the NovaRock Agreement on a product-by-product basis (i) at any time without cause upon ninety (90) days written notice to NovaRock or (ii) upon material breach of the NovaRock Agreement by NovaRock upon sixty (60) days written notice to NovaRock, unless NovaRock cures such breach or violation during such sixty (60) day period, which shall be shortened to a thirty (30) day cure period for breaches of payment obligations. NovaRock may terminate the agreement on a product-by-product basis upon our material breach of the NovaRock Agreement upon sixty (60) days written notice to us, unless we cure such breach or violation during such sixty-day period, which shall be shortened to a thirty (30) day cure period for breaches of payment obligations. Either party may terminate the NovaRock Agreement with immediate effect if the other party enters into bankruptcy or takes similar action.
In the event of termination of the NovaRock by either party, all rights under the licensed intellectual property rights will terminate and immediately and automatically revert to NovaRock.

The NovaRock Agreement also contains certain standard representations and warranties and certain standard confidentiality and indemnification provisions.
Adimab Collaboration Agreement
On August 10, 2020, Flame entered into a collaboration agreement with Adimab, LLC (the “Adimab Agreement”), pursuant to which Adimab will conduct research programs to develop monoclonal antibodies to certain targets identified by us and provide us with an option to acquire exclusive rights to such antibodies. Upon payment of an option fee, on a product-by-product basis, Adimab will grant us a world-wide, exclusive license for, or assign ownership to us of, certain intellectual property rights and grant us a non-exclusive license with respect to the Adimab platform technology. Each such license includes a right to sublicense. Pursuant to the Adimab Agreement, after exercising an option and making the option payment, we agreed to pay Adimab milestones upon the completion of clinical development and regulatory milestones, along with a royalty in the low-single digits of net sales of each product during the applicable royalty term, with certain adjustments to be made to the royalty rate in connection with third person intellectual property or a challenge to the royalty term. FL-501 was discovered under the Adimab Agreement and is in the evaluation phase. Neither Flame prior to the Merger, nor we following the Merger, have paid any option payments or royalties to Adimab pursuant to this agreement.
The royalty term, with respect to each country in which a product is sold, on a country-by-country and product-by-product basis, begins on the first commercial sale of the product in the country and the later of (i) the expiration of the last-to-expire issued patent included within the patents licensed under the Adimab Agreement having a valid claim covering the sale of the product, and (ii) the twelfth anniversary of the first date of commercial sale of the product in the country.
The term of the Adimab Agreement began on August 10, 2020, and, shall, unless earlier terminated pursuant to the termination provisions described below, expire (a) in the event that no option payment is made by us on any program under the Adimab Agreement, the conclusion of the last-to-expire evaluation term or (b) in the event that an option is exercised, on a country-by-country basis until we have no remaining royalty payment obligations in a specific country. Upon expiration in a given country, the licenses granted with respect to such country shall become fully paid up, perpetual and irrevocable.
Either we or Adimab may terminate the Adimab Agreement for the material breach of this Agreement by the other Party, if such breach remains uncured ninety (90) days following notice. If the Adimab Agreement expires or terminates (other than following an option exercise after all applicable royalties have been paid), we shall not research, develop or commercialize any Adimab-related product except as if it were part of the Adimab Agreement, and we shall not grant any right or options to any third party regarding any Adimab-related product. If we have entered into any sublicense and the Adimab Agreement is terminated, then such sublicenses will survive the termination of the Adimab Agreement and become direct licenses with Adimab.
If Adimab terminates the Adimab Agreement for our uncured material breach, then we shall assign to Adimab all right, title and interest in and to the intellectual property and all data with respect to Adimab-related products, transfer cell lines and manufacturing information to Adimab, transfer all filings with regulatory authorities, and Adimab shall pay us a royalty in low single digits.
The Adimab Agreement also contains certain standard representations and warranties and certain standard confidentiality and indemnification provisions.

RISK FACTORS
Risks Relating to Our Financial Position and Need for Additional Capital
We are not in compliance with the Nasdaq continued listing requirements. If we are unable to comply with the continued listing requirements of the Nasdaq Global Market or the Nasdaq Capital Market, our Common Stock could be delisted, which could affect our Common Stock’s market price and liquidity and reduce our ability to raise capital.
On November 2, 2022, we received a letter (the “Notice”) from Nasdaq Stock Market, or Nasdaq, notifying us that, because the closing bid price for our Common Stock has been below $1.00 per share for the past 30 consecutive business days, it no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Global Market. The Notice has no immediate effect on our listing on the Nasdaq Global Market or on the trading of the Common Stock. The Notice provides us with a compliance period of 180 calendar days, or until May 1, 2023, to regain compliance. If at any time during this 180-day compliance period the closing bid price of the Common Stock is at least $1.00 per share for a minimum of 10 consecutive business days, then Nasdaq will provide us with written confirmation of compliance and the matter will be closed.
If we are unable to regain compliance prior to May 1, 2023, we may be eligible for additional 180 day period. To qualify, we must submit, no later than May 1, 2023, an on-line Transfer Application to the Nasdaq Capital Market and submit a non-refundable $5,000 application fee. We will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split if necessary. Should the Nasdaq staff conclude that we will not be able to cure the deficiency, or should we determine not to submit a transfer application or make the required representation, Nasdaq will provide notice that our securities will be subject to delisting.
We intend to monitor the closing bid price of the Common Stock and may, if appropriate, evaluate various courses of action to regain compliance. There can be no assurance that we will regain compliance or otherwise maintain compliance with the other listing requirements for the Nasdaq Global Market or Nasdaq Capital Market.
If our Common Stock is delisted from Nasdaq, our Common Stock would likely then trade only in the over-the-counter market. If our Common Stock were to trade on the over-the-counter market, selling our Common Stock could be more difficult because smaller quantities of shares would likely be bought and sold, transactions could be delayed, and we could face significant material adverse consequences, including: a limited availability of market quotations for our securities; reduced liquidity with respect to our securities; a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities; a reduced amount of news and analyst coverage for our Company; and a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock and would substantially impair our ability to raise additional funds and could result in a loss of institutional investor interest and fewer development opportunities for us.
In addition to the foregoing, if our Common Stock is delisted from Nasdaq and it trades on the over-the-counter market, the application of the “penny stock” rules could adversely affect the market price of our Common Stock and increase the transaction costs to sell those shares. The SEC has adopted regulations which generally define a “penny stock” as an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. If our Common Stock is delisted from Nasdaq and it trades on the over-the-counter market at a price of less than $5.00 per share, our Common Stock would be considered a penny stock. The SEC’s penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules generally require that before a transaction in a penny stock occurs, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s agreement to the transaction. If applicable in the future, these rules may restrict the ability of brokers-dealers to sell our Common Stock and may affect the ability of investors to sell their shares, until our Common Stock no longer is considered a penny stock.
There is no guarantee that the Acquisition of Flame by us will increase stockholder value.
In January 2023, we acquired Flame. See “Description of the Transactions” and “Background and Reasons for the Transactions.” We cannot guarantee that the Acquisition and related transactions will not impair stockholder value or otherwise adversely affect our business as a result of the dilution caused by the number of shares of Common Stock issued to the former Flame stockholders or the risk that the holders of Series X Preferred Stock will redeem their shares for cash in the event that stockholder approval of the Series X Preferred Stock conversion is not obtained by six months from the date of issuance.
In addition, certain of our outstanding warrants that expire on January 3, 2027 and are exercisable for an aggregate of 25,945,035 shares of our common stock at an exercise price per share of $2.11, and certain of our outstanding warrants that expire on November 14, 2024 and are exercisable for an aggregate of 2,502,382 shares of our common stock at an exercise price per share of $1.055, have anti-dilution provisions included in their respective terms that provide for a reduction of the applicable exercise price per share of each of such warrants in the event that we issue any security that is convertible for shares of our common stock and the effective price per share at which we issue any such convertible security is less than the applicable exercise price per share of any of such warrants (any such convertible security being referred to as a “Dilutive Convertible Security”). If we issue any Dilutive Convertible Security, the anti-dilution provisions included in the respective terms of such warrants would cause the applicable exercise price per share of any of such warrants that is higher than the effective price per share at which we issue such Dilutive Convertible Security to be adjusted and reduced to an new applicable exercise price per share that is equal to the effective price per share of such Dilute Convertible Security. Although the effective price per share (on an as-converted to common stock basis) of $0.5501 at which we issued the shares of Series X Preferred Stock to the former Flame stockholders at the closing of the Acquisition was less than the applicable exercise price per share of each of such warrants, we do not believe that the anti-dilution provisions included in the respective terms of such warrants were triggered by such issuance of Series X Preferred Stock because the Series X Preferred Stock, by its terms, was not convertible into shares of our common stock at the time the Series X Preferred Stock was issued and would not be convertible at any time thereafter into shares of our common stock unless the requisite approval of the stockholders of Leap were obtained approving such conversion, in which case such shares of Series X Preferred Stock would be convertible into shares of our common stock at that time in accordance with the terms of the Series X Preferred Stock. If there is a disagreement between us and the holders of such warrants about whether the anti-dilution provisions included in the respective terms of such warrants were triggered by the issuance or, if applicable, the subsequent conversion of the Series X Preferred Stock and if it were ultimately determined that such anti-dilution provisions were triggered by the issuance or, if applicable, the subsequent conversion of the Series X Preferred Stock, the applicable exercise price per share of each of such warrants would be adjusted and reduced to $0.5501 per share. Any such adjustment and reduction of the applicable exercise price per share of such warrants would dilute stockholder value. There can be no assurance that the benefits and value to be generated by us or our stockholders from the Acquisition would exceed any dilution to stockholder value that may result from any such adjustment and reduction of the applicable exercise price per share of such warrants. All references in this paragraph to a number of shares of our common stock or to prices per share are subject to appropriate proportionate adjustment to reflect the effect of the Reverse Stock Split.
We have incurred significant losses since our inception and anticipate that we will continue to incur losses in the future.
Investment in our biopharmaceutical product development is highly speculative because it entails substantial upfront capital expenditures and significant risk that our lead product candidates, DKN-01 and FL-301, or any other products will fail to gain regulatory approval or become commercially viable. We do not currently have any products approved by regulatory authorities for marketing and have not generated any revenue from product sales. We have incurred significant research, development and other expenses related to our ongoing operations.
As a result, we have not been profitable to date and have incurred losses in every reporting period since our inception in 2011. For the year ended December 31, 2022, we reported a net loss of $54.6 million, and had an accumulated deficit of $318.2 million at December 31, 2022.
We expect to continue to incur significant expenses and operating losses for the foreseeable future. We anticipate these losses to increase as we continue the research and development of, and seek regulatory approvals for DKN-01, FL-301, and our preclinical programs, and as we potentially begin to commercialize DKN-01 and FL-301, if either product receives regulatory approval. We may encounter unforeseen expenses, difficulties, complications, delays and other unknown factors that may adversely affect our business. The size of our future net losses will depend, in part, on the rate of future growth of our expenses and our ability to generate revenues. If DKN-01 or FL-301 fails in clinical trials or does not gain regulatory approval, or if approved, fails to achieve market acceptance, we may never become profitable. Even if we achieve profitability in the future, we may not be able to sustain profitability in subsequent periods.
We currently have no source of product revenue and may never become profitable.
We have not generated any product revenues, and we have no commercial products. Our ability to generate revenue from product sales and achieve profitability will depend upon our ability to successfully gain regulatory approval and commercialize DKN-01, FL-301, our preclinical programs, or other product candidates that we may in-license or acquire in the future. Even if we are able to successfully achieve regulatory approval, we do not know when we will generate revenue from product sales, if at all. Our ability to generate revenue from product sales from any product candidates also depends on a number of additional factors, including but not limited to, our ability to:
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initiate and successfully complete development activities, including enrollment of study participants and completion of the necessary clinical trials;

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complete and submit new drug applications, or NDAs, or biologics license applications (“BLAs”), to the FDA and obtain regulatory approval for indications for which there is a commercial market;

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complete and submit applications to, and obtain regulatory approval from, foreign regulatory authorities;

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make or have made commercial quantities of our products at acceptable cost levels;

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develop a commercial organization capable of manufacturing, sales, marketing and distribution for any products we intend to sell ourselves in the markets in which we choose to commercialize on our own; and

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obtain adequate pricing, coverage and reimbursement from third parties, including government and private payors.

In addition, because of the numerous risks and uncertainties associated with product development, including that DKN-01 or FL-301 may not advance through development or achieve the endpoints of applicable clinical trials, we are unable to predict the timing or amount of increased expenses, or when or if we will be able to achieve or maintain profitability.
We will require additional capital to fund our operations and if we fail to obtain necessary financing, we may be unable to complete the development and potential commercialization of DKN-01 or FL-301 or acquire other products.
Our operations have consumed substantial amounts of cash since inception. We expect to continue to spend substantial amounts to advance the clinical development of DKN-01 and FL-301 and launch and commercialize our product candidates, if we receive regulatory approval. We will require additional capital for further development and potential commercialization. If we are unable to raise capital when needed or on attractive terms, we could be forced to delay, reduce or eliminate our research and development programs or any future commercialization efforts.

We believe that our cash and cash equivalents will enable us to fund our operating expenses and capital expenditure requirements for at least the next 12 months from the date of this filing. We have based this estimate on assumptions that may prove to be wrong, and we could deploy our available capital resources sooner than we currently expect. Our future funding requirements, both near and long-term, will depend on many factors, including, but not limited to the:
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receipt of stockholder approval for the conversion of the Series X Preferred Stock into common stock within six months of the date of issuance of the Series X Preferred Stock;

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initiation, progress, timing, costs and results of pre-clinical studies and clinical trials for our product candidates;

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costs and timing of additional clinical trial and commercial manufacturing activities;

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clinical development plans we establish for DKN-01, FL-301 and any other future product candidates;

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number and characteristics of any new product candidates that we in-license and develop;

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outcome, timing and cost of regulatory review by the FDA and comparable foreign regulatory authorities, including the potential for the FDA or comparable foreign regulatory authorities to require that we perform more studies than those that we currently expect;

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costs of filing, prosecuting, defending and enforcing any patent claims and maintaining and enforcing other intellectual property rights;

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effect of competing product candidates and market developments; and

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costs and timing of establishing sales, marketing and distribution capabilities for any product candidates for which we may receive regulatory approval.

If we are unable to fund our operations or otherwise capitalize on our business opportunities due to a lack of capital, our ability to become profitable will be compromised.
If we fail to obtain the required stockholder approval to convert the Series X Preferred Stock into common stock, we may be required to redeem the shares of Series X Preferred Stock at their as-converted fair market value.
In connection with the merger with Flame and pursuant to the Certificate of Designation of the Series X Preferred Stock, if stockholder approval for the conversion of the Series X Preferred Stock to common stock (the “Stockholder Approval”) is not obtained from the holders of our common stock within six months from the date of issuance of the Series X Preferred Stock, the Company will have an obligation to settle all of the then-outstanding shares of Series X Preferred Stock for cash at fair value. There can be no assurance that the Stockholder Approval will be received. Failure to receive the Stockholder Approval within six months from the date of issuance of the Series X Preferred Stock would have a material adverse effect on our financial position, and we could be forced to seek additional funding, which may not be available on acceptable terms or at all, or reduce or eliminate certain clinical trials, programs and operating expenses, which would adversely affect our business prospects.
Raising additional capital may cause dilution to our existing stockholders, restrict our operations or require us to relinquish rights to our product candidates.
Until we can generate substantial revenue from product sales, if ever, we expect to seek additional capital through a combination of private and public equity offerings, debt financings, strategic collaborations and alliances and licensing arrangements. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the ownership interests of existing stockholders will be diluted, and the terms may include liquidation or other preferences that adversely affect the rights of existing stockholders. If we are unable to raise additional funds through equity or debt financing when needed, we may be required to delay, limit, reduce or terminate our product development or commercialization efforts or grant rights to develop and market our product candidates that we would otherwise prefer to develop and market ourselves. If we raise additional funds through strategic collaborations and alliances or licensing arrangements with third parties, we may have to relinquish valuable rights to our product candidates in particular countries, or grant licenses on terms that are not favorable to us.

Risks Relating to Our Business and Strategy
Our recent acquisition of Flame may not be successfully integrated into our operations or may not achieve its desired benefits.
On January 17, 2023, we acquired Flame, a privately-held biotechnology company, and their clinical stage program FL-301, two preclinical programs FL-302 and FL-501, and cash balance. We have no experience with external acquisitions of companies, and there can be no assurance that the merger will achieve its intended benefits in broadening our development pipeline and extending our cash runway. The combined company may fail to realize the anticipated benefits of the merger for a variety of reasons, including the following:
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failure to successfully manage relationships with strategic partners, including NovaRock and Adimab;

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failure of the FL-301 first-in-human clinical trial in China being managed by NovaRock to demonstrate safety and desired levels of activity;

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failure of manufacturing campaigns for FL-301 and our preclinical programs to supply material for preclinical testing and clinical trials;

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inability to hire additional personnel to staff the new product development programs;

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inexperience with developing bispecific monoclonal antibodies;

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competition with other pharmaceutical and biotechnology companies on similar targets; and

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inflation increasing our expected costs of preclinical and clinical development.

Unstable banking, market and economic conditions may have serious adverse consequences on our business, financial condition and share price.
On March 10, 2023, the Federal Deposit Insurance Corporation (“FDIC”) issued a press release stating that Silicon Valley Bank, Santa Clara, California (“SVB”) was closed by the California Department of Financial Protection and Innovation, which appointed the FDIC as receiver. We maintained several accounts at SVB including checking accounts, cash deposits accounts, and cash sweep accounts that are invested in money market funds for which another banking institution is the custodian. We also maintain similar accounts at other banks. We may, from time to time, have bank deposits in excess of FDIC insured amounts. If one or more of the banks in which we have accounts were to fail, or if the treatment of our cash sweep accounts were called into question in a bank receivership, it could have a disruptive impact on our business operations and could have a material adverse effect on our overall financial position.
The global economy, including credit and financial markets, has experienced extreme volatility and disruptions, including severely diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, increases in unemployment rates, increases in inflation rates and uncertainty about economic stability. For example, due to inflation and economic pressures, the costs of our clinical trials and other development activities have increased substantially and may continue to increase. In addition, the ongoing COVID-19 pandemic resulted in widespread unemployment, economic slowdown and extreme volatility in the capital markets. Similarly, the current conflict between Ukraine and Russia has created extreme volatility in the global capital markets and is expected to have further global economic consequences, including disruptions of the global supply chain and energy markets. Any such volatility and disruptions may have adverse consequences on us or the third parties on whom we rely. If the equity and credit markets deteriorate, including as a result of political unrest or war, it may make any necessary debt or equity financing more difficult to obtain in a timely manner or on favorable terms, more costly or more dilutive.
The ongoing outbreak of COVID-19 could have a material adverse impact on our business and operations, including on our development of our lead product candidates, DKN-01 and FL-301.
As a result of the continuing COVID-19 pandemic, we may experience disruptions that could severely affect our business, including our plans to clinically develop our clinical stage product candidates, DKN-01 and FL-301. We are continuing to monitor and assess the real and potential effects of the COVID-19 pandemic on our business, including with respect to our development of DKN-01 and FL-301. However, the ultimate extent to which COVID-19 continues to impact our business will depend upon future developments which are highly uncertain and cannot be accurately predicted at this time.
The failure of BeiGene to perform its obligations to supply tislelizumab for the DisTinGuish trial could negatively impact our business.
In March 2023, BeiGene notified us that they did not intend to exercise their option under the Exclusive Option and License Agreement for DKN-01. BeiGene committed to continue the clinical collaboration testing DKN-01 in combination with tislelizumab in patients with gastric cancer and to provide tislelizumab drug supply for the DisTinGuish trial. If BeiGene were to delay or fail to supply tislelizumab, it could have a material adverse affect on our ability to complete the study as designed and on our business as a whole.
Clinical testing is expensive and can take many years to complete, and its outcome is inherently uncertain. Failure can occur at any time during the clinical trial process.
The results of preclinical studies, preliminary study results, and early clinical trials of our product candidates may not be predictive of the results of later-stage clinical trials or the ultimately completed trials. For instance, while we have early clinical trial results for our clinical studies of DKN-01 in esophagogastric cancer and gynecologic cancer, additional clinical trials are still ongoing and will be needed for the registration of DKN-01. Moreover, these results may not be representative of the ultimate study population. The ultimate study results of our ongoing or future trials may be different than the ones we have seen to date. Additionally, the clinical trials conducted to date were relatively small, open -label, uncontrolled studies. Preliminary and final results from such studies may not be representative of study results that are found in larger, controlled, blinded, and longer term studies.
Product candidates in later stages of clinical trials may fail to show the desired safety and efficacy traits despite having progressed through preclinical studies and initial clinical trials. Preclinical studies may also reveal unfavorable product candidate characteristics, including safety concerns. In some instances, there can be significant variability in safety or efficacy results between different clinical trials of the same product candidate due to numerous factors, including changes in trial procedures set forth in protocols, the impact of an active comparator arm, differences in the size and type of patient populations, changes in and adherence to clinical trial protocols, changes in medical prescribing practices, and the rate of dropout among clinical trial participants.
Our future clinical trial results may not be successful. A number of companies in the biopharmaceutical industry have suffered significant setbacks in advanced clinical trials, notwithstanding promising results in earlier trials. Moreover, should there be a flaw in a clinical trial, it may not become apparent until the clinical trial is well advanced. Further, because we currently plan to develop our product candidates for use in combination with other oncology products, the design, implementation, and interpretation of the clinical trials necessary for marketing approval may be more complex than if we were developing our product candidates alone.
We may also experience numerous unforeseen events during, or as a result of, clinical trials that could delay or adversely affect our existing or future development programs, including:
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we may have delays in identifying and adding new investigators or clinical trial sites, we may experience delays in reaching, or fail to reach, agreement on acceptable clinical trial contracts or clinical trial protocols with prospective trial sites and our third-party clinical research organizations (“CROs”), or we may experience a withdrawal of clinical trial sites;

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the number of patients required for clinical trials of our product candidates may be larger than we anticipate, enrollment may be slower than we anticipate or participants may drop out at a higher rate than we anticipate;

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clinical trials of our product candidates may produce negative or inconclusive results, or our studies may fail to reach the necessary level of statistical significance, and we may decide to conduct additional clinical trials or abandon product development programs;

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we may not be able to demonstrate that a product candidate provides an advantage over current standards of care or current or future competitive therapies in development;

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the cost of clinical trials of our product candidates may be greater than we anticipate or we may have insufficient funds for a clinical trial;

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the supply or quality of the clinical trial material of our product candidates may be insufficient or inadequate to conduct clinical trials; and

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there may be changes to the therapies which we are administering in combination with our product candidates or changes to standards of care, which require that we change our study design, or otherwise halt, discontinue or delay our clinical studies.

The regulatory approval processes of the FDA and comparable foreign authorities are lengthy, time consuming and inherently unpredictable, especially for an early-stage company such as ours. If we are not able to obtain, or if there are delays in obtaining, required regulatory approvals, we may not be able to commercialize our product candidates as expected, and our ability to generate revenue could be materially impaired.
Because we are at the early stages of the clinical and regulatory development of our product candidates, the time required to obtain approval for them from the FDA and comparable foreign authorities is unpredictable but typically takes many years following the commencement of clinical trials and depends upon numerous factors, including the substantial discretion of such regulatory authorities.
In addition, approval policies, regulations, or the type and amount of clinical data necessary to gain approval may change during the course of a product candidate’s clinical development and may vary among jurisdictions. Any such change may require us to amend our clinical trial protocols, conduct additional studies that require regulatory or institutional review board (“IRB”) approval, or otherwise cause delays in the approval or rejection of an application. We have not obtained regulatory approval for any product candidate and it is possible that none of our existing product candidates or any product candidates we may seek to develop in the future will ever obtain regulatory approval. Moreover, we have only completed early studies and enrolled limited numbers of patients for DKN-01. DKN-01 will require additional preclinical and clinical development, as well as additional manufacturing development before we will be able to submit a marketing application to the FDA. Moreover, should the FDA determine that a companion diagnostic device is required for use of our product candidates or should we decide to pursue the development of a companion diagnostic device for the use of our product candidates, further development work would be required for such a device, including, possibly the approval of an Investigational Device Exemption for the study of such a device from the FDA, compliance with the FDA’s device regulations, and either FDA clearance or approval of the device for commercial use. Such development would potentially take additional time and be subject to the risk of FDA non-approval or clearance of the diagnostic. Any delay in obtaining or failure to obtain required approvals could materially adversely affect our ability or the ability of any of our future collaborators to generate revenue from the particular product candidate, which could result in significant harm to our financial position and adversely impact our stock price.
Our product candidates and the activities associated with their development and commercialization, including their design, testing, manufacture, safety, efficacy, recordkeeping, labeling, storage, approval, advertising, marketing, promotion, sale, and distribution, are subject to comprehensive regulation by the FDA and other regulatory agencies in the United States and by the European Medicines Agency (“EMA”), and similar regulatory authorities outside the United States and Europe. Failure to obtain marketing approval for a product candidate will prevent us from commercializing that product candidate. We have no experience in filing and supporting the applications necessary to gain marketing approvals and expect to rely on CROs and consultants to assist us in this process. Securing marketing approval requires the submission of extensive preclinical and clinical data and supporting information to regulatory authorities for each therapeutic indication to establish the product candidate’s safety, purity, and potency for that indication. Securing marketing approval also requires the submission of information about the product manufacturing process to, and inspection of manufacturing facilities and clinical trial sites by, the relevant regulatory authorities.
We may also experience numerous unforeseen events during, or as a result of, clinical trials that could delay or prevent our ability to receive marketing approval or commercialize our product candidates, including:

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regulators or IRBs may not authorize us or our investigators to commence a clinical trial or to conduct a clinical trial at a prospective trial site, we may fail to reach an agreement with regulators or IRBs regarding the scope, design, or implementation of our clinical trials or regulators or IRBs may require that we modify or amend our clinical trial protocols;

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our third-party contractors may fail to comply with regulatory requirements, standard operating procedures or clinical trial protocols, or fail to meet their contractual obligations to us in a timely manner, or at all, or we may be required to engage in additional clinical trial site monitoring or manufacturing activities;

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we, relevant regulators, or IRBs may require the suspension or termination of clinical research for various reasons, including noncompliance with regulatory requirements or a finding that participants are being exposed to unacceptable health risks, undesirable side effects, or other unexpected characteristics of a product candidate, or due to findings of undesirable effects caused by a chemically or mechanistically similar therapeutic or therapeutic candidate;

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changes in or the enactment of additional statutes or regulations;

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there may be changes in marketing approval or regulatory review policies during the development period rendering our data insufficient to obtain marketing approval;

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we may decide, or regulators may require us, to conduct additional clinical trials, analyses, reports, data, or preclinical trials, or we may abandon product development programs;

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there may be regulatory questions or disagreements regarding interpretations of data and results, or new information may emerge regarding our product candidates, the FDA or comparable foreign regulatory authorities may disagree with our study design or our interpretation of data from preclinical studies and clinical trials or find that a product candidate’s benefits do not outweigh its safety risks;

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the FDA or comparable foreign regulatory authorities may disagree with our intended indications;

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the FDA or comparable foreign regulatory authorities may fail to approve or subsequently find fault with our manufacturing processes or our manufacturing facilities for clinical and future commercial supplies;

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the data collected from clinical trials of our product candidates or any additional product candidate may not be sufficient to cause the FDA or comparable foreign regulatory authorities to support the submission of a BLA, or other comparable submission in foreign jurisdictions or to obtain regulatory approval in the United States or elsewhere; and

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the FDA or comparable foreign regulatory authorities may take longer than we anticipate to make a decision on our product candidates.

Regulatory authorities have substantial discretion in the approval process and may refuse to accept any application. In addition, varying interpretations of the data obtained from preclinical and clinical testing could delay, limit or prevent marketing approval of a product candidate. The number and types of preclinical studies and clinical trials that will be required for regulatory approval also varies depending on the product candidate, the disease or condition that the product candidate is designed to address, and the regulations applicable to any particular product candidate.
Approval policies, regulations or the type and amount of clinical data necessary to gain approval may change during the course of a product candidate’s clinical development and may vary among jurisdictions, which may cause delays or limitations in the approval of or the decision not to approve an application. It is possible that neither our lead product candidate, DKN-01, nor any product candidates we may seek to develop in the future will ever obtain the appropriate regulatory approvals necessary for us or any future collaborators to commence product sales.
Finally, even if we were to obtain approval, regulatory authorities may approve any of our product candidates for fewer or more limited indications or uses than we request, may require significant safety warnings, including black box warnings, contraindications, and precautions, may grant approval contingent on the performance of costly post-marketing clinical trials, surveillance, or other requirements, including risk evaluation and mitigation strategies (“REMS”), to monitor the safety or efficacy of the product, or may approve a product candidate with a label that does not include the labeling claims necessary or desirable for the successful commercialization of that product candidate. Any of these scenarios could compromise the commercial prospects for our product candidates.
If we experience delays in obtaining approval, if we fail to obtain approval of a product candidate or if the label for a product candidate does not include the labeling claims necessary or desirable for the successful commercialization of that product candidate, the commercial prospects for such product candidate may be harmed and our ability to generate revenues from that product candidate could be materially impaired.
If we experience delays or difficulties in the enrollment of patients in clinical trials, our receipt of clinical data and necessary regulatory approvals could be delayed or prevented.
We may not be able to initiate or continue conducting clinical trials for our product candidates if we are unable to locate and enroll a sufficient number of eligible patients to participate in these trials as required by the FDA or similar regulatory authorities outside the United States. Some of our competitors have ongoing clinical trials for product candidates that treat the same indications or use the same mechanism of action as our product candidates, and patients who would otherwise be eligible for our clinical trials may instead enroll in clinical trials of our competitors’ product candidates. Patient enrollment is affected by other factors including:
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the size and nature of the patient population;

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the severity of the disease under investigation;

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the eligibility criteria for, and design of, the clinical trial in question, including factors such as frequency of required assessments, length of the study and ongoing monitoring requirements;

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the perceived risks and benefits of the product candidate under study, including the potential advantages or disadvantages of the product candidate being studied in relation to other available therapies;

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competition in recruiting and enrolling patients in clinical trials;

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efforts to facilitate timely enrollment in clinical trials;

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the patient referral practices of physicians;

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effectiveness of publicity created by clinical trial sites regarding the trial;

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patients’ ability to comply with the specific instructions related to the trial protocol, proper documentation, and use of the biologic product;

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our inability to obtain or maintain patient informed consents;

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the risk that enrolled patients will drop out before completion or not return for post-treatment follow-up;

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the ability to monitor patients adequately during and after treatment; and

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the proximity and availability of clinical trial sites for prospective patients.

Our inability to enroll a sufficient number of patients for our clinical trials would result in significant delays and could require us to abandon one or more clinical trials altogether.
Enrollment delays in our clinical trials may result in increased development costs for our product candidates, or our inability to complete the development of our product candidates, which could materially impair our ability to generate revenues, limit our ability to obtain additional financing and cause the value of our company to decline.
The FDA may determine that any of our current or future product candidates have undesirable side effects that could delay or prevent their regulatory approval or commercialization.
Undesirable side effects caused by our product candidates could cause us, IRBs, and other reviewing entities or regulatory authorities to interrupt, delay, or halt clinical trials and could result in a more restrictive label or the delay or denial of regulatory approval by the FDA or other comparable foreign authorities. For example, if concerns are raised regarding the safety of a new therapeutic as a result of undesirable side effects identified during clinical or preclinical testing of a product candidate, the FDA may order us to cease further development, decline to approve that product candidate or issue a letter requesting additional data or information prior to making a final decision regarding whether or not to approve it. FDA requests for additional data or information can result in substantial delays in the approval of a new biologic.
If any of our product candidates is associated with serious adverse events or undesirable side effects or has properties that are unexpected, we may need to abandon development or limit development of that product candidate to certain uses or subpopulations in which the undesirable side effects or other characteristics are less prevalent, less severe or more acceptable from a risk- benefit perspective. The therapeutic -related side effects could affect patient recruitment or the ability of enrolled patients to complete the trial or result in potential product liability claims. Any of these occurrences may significantly harm our business, financial condition, results of operations, and prospects.
Risks Related to the Development and Commercialization of Our Product Candidates
The therapeutic safety and efficacy of DKN-01 and FL-301 is unproven, and we may not be able to successfully develop and commercialize DKN-01 or FL-301.
Both of our clinical stage products, DKN-01 and FL-301, are novel monoclonal antibodies and their potential benefit as therapeutic cancer drugs is unproven. Our ability to generate revenues from product sales, which we do not expect will occur in the short term, if ever, will depend on successful development and commercialization after approval, if achieved, which is subject to many potential risks. DKN-01 and FL-301 may interact with human biological systems in unforeseen, ineffective or harmful ways. If our products are associated with undesirable side effects or have characteristics that are unexpected, we may need to abandon development or limit development to certain uses or subpopulations in which the undesirable side effects or other characteristics are less prevalent, less severe or more acceptable from a risk-benefit perspective. Many compounds that initially showed promise in early stage testing for treating cancer have later been found to be ineffective in later stage studies or cause side effects that prevented further development of the compound. As a result of these and other risks described herein that are inherent in the development of novel therapeutic agents, we may never successfully develop, enter into or maintain third party licensing or collaboration transactions with respect to, or successfully commercialize DKN-01 or FL-301, in which case we will not achieve profitability and the value of our stock may decline.
Our future success is dependent primarily on the regulatory approval and commercialization of DKN-01, which is currently undergoing early-stage clinical trials.
We do not have any products that have gained regulatory approval. Currently, our most advanced clinical-stage product candidate is DKN-01. As a result, our business is substantially dependent on our ability to obtain regulatory approval for, and, if approved, to successfully commercialize DKN-01 in a timely manner. We cannot commercialize the product in the U.S. without first obtaining regulatory approval from the FDA; similarly, we cannot commercialize the product outside of the U.S. without first obtaining regulatory approval from comparable foreign regulatory authorities. Before obtaining regulatory approvals for the commercial sale of the product for a target indication, we must demonstrate, with substantial evidence gathered in preclinical studies and well-controlled clinical trials, that the product is safe and effective for use for that target indication and that the manufacturing facilities, processes and controls are adequate. Even if DKN-01 were to successfully obtain approval from the FDA and comparable foreign regulatory authorities, any approval might contain significant limitations, such as use restrictions for specified age groups, warnings, precautions or contraindications, or may be subject to burdensome post-approval study or risk management requirements. If we are unable to obtain regulatory approval in one or more jurisdictions, or any approval contains significant limitations, we may not be able to obtain sufficient funding or generate sufficient revenue to continue the development of any other product candidate that we may discover, in-license, develop or acquire in the future. If we are unable to successfully commercialize our products, we may not be able to earn sufficient revenues to continue our business.

We face substantial competition, which may result in others discovering, developing or commercializing products before, or more successfully than, we do.
The development and commercialization of new drug products is highly competitive, especially in the oncology space in which we operate. We face competition with respect to DKN-01 and will likely face competition with respect to any other product candidates that we may seek to develop or commercialize in the future, from major pharmaceutical companies, specialty pharmaceutical companies and biotechnology companies worldwide. There are a number of large pharmaceutical and biotechnology companies that currently market and sell products or are pursuing the development of products for the treatment of cancer. Some of these competitive products and therapies are based on scientific approaches that are the same as or similar to our approaches for DKN-01 or FL-301, and others are based on entirely different approaches. For example, there are several companies developing product candidates that target the same cancer pathways that we are targeting or that are testing product candidates in the same cancer indications that we are testing. For example, Novartis AG, or Novartis, Merck & Co., or Merck, Pfizer, Inc., and Amgen, Inc. have previously been developing anti-DKK1 monoclonal antibodies. In addition, Astellas, Zai Lab, Amgen, Transcenta, and Elevation Oncology, among other companies, are all currently developing or have developed antibodies targeting Claudin18.2.
More established companies may have a competitive advantage over us due to their greater size, cash flows and institutional experience. Compared to us, many of our competitors may have significantly greater financial, technical and human resources. As a result of these factors, our competitors may obtain regulatory approval of their products before we are able to, which may limit our ability to develop or commercialize DKN-01. Our competitors may also develop drugs that are safer, more effective, more widely used and/or cheaper than ours, and may also be more successful than us in manufacturing and marketing their products. These appreciable advantages could render DKN-01 or FL-301 non-competitive before we can recover the expenses of development and commercialization.
We may acquire other assets, form collaborations or make investments in other companies or technologies, that could harm our operating results, dilute our stockholders’ ownership, or cause us to incur significant expense.
As part of our business strategy, we intend to pursue acquisitions of assets, including preclinical or clinical stage product candidates, or enter into strategic alliances and collaborations to expand our existing programs and operations, such as we did with the merger with Flame. We may not realize the anticipated benefits of any such transaction, any of which could have a detrimental effect on our financial condition, results of operations and cash flows. We may not be able to consistently find suitable acquisition candidates, and we may not be able to integrate these acquisitions successfully into our existing business. Any integration of an acquired company or assets may also disrupt our ongoing operations, expose us to additional liabilities, require the hiring of additional personnel and the implementation of additional internal systems and infrastructure, and require intensive management resources.
To finance any acquisitions or collaborations, we may choose to issue shares of our common stock as consideration. Any such issuance of shares would dilute the ownership of our stockholders. If the price of our common stock is low or volatile, we may not be able to acquire other assets or companies or fund a transaction using our stock as consideration. Alternatively, it may be necessary for us to raise additional funds for acquisitions through public or private financings. Additional funds may not be available on terms that are favorable to us, or at all.
Risks Related to Our Dependence on Third Parties
We rely on NovaRock to perform its obligations under the NovaRock Agreement and to complete the clinical trial for FL-301 in China
Pursuant to the terms of the NovaRock Agreement, NovaRock retained the right to develop, manufacture and commercialize FL-301 and FL-302 in the People’s Republic of China, Hong Kong, Macau, and Taiwan. We expect to rely on NovaRock to manage the manufacturing of FL-301 and FL-302 at their CMO, to execute the ongoing clinical trial of FL-301 in cancer patients in China, and to participate in joint research and development activities for FL-301 and FL-302. We will have limited influence over their performance. The failure of NovaRock to successfully carry out its contractual development responsibilities could substantially harm our development of FL-301 and FL-302 and adversely affect our business.
We rely on BeiGene to supply tislelizumab for the DisTinGuish trial
As part of our collaboration with BeiGene, we rely on BeiGene to supply tislelizumab for the DisTinGuish trial and will have limited influence over their performance. The failure of BeiGene to supply tislelizumab for the DisTinGuish trial could substantially harm our ability to complete the DisTinGuish trial which could delay our DKN-01 development activities and adversely affect our business.
We rely, and expect to continue to rely, on third parties to conduct, supervise, and monitor our preclinical studies and clinical trials. If these third parties do not carry out their contractual duties or do not perform satisfactorily, including failing to meet deadlines for the completion of such trials or failing to comply with regulatory requirements, our business could be substantially harmed.
We rely on CROs to conduct, supervise, and monitor our preclinical and clinical trials for our product candidates. We expect to continue to rely on third parties, such as CROs, clinical data management organizations, medical institutions, and clinical investigators, to conduct our preclinical studies and clinical trials. While we have agreements governing their activities, we have limited influence over their actual performance and control only certain aspects of their activities. The failure of these third parties to successfully carry out their contractual duties or meet expected deadlines could substantially harm our business, because we may be delayed in completing or unable to complete the clinical trials required to support future approval of our product candidates, and we may not obtain marketing approval for or commercialize our product candidates in a timely manner or at all. Moreover, these agreements might terminate for a variety of reasons, including a failure to perform by such third parties. If we need to enter into alternative arrangements, our product development activities could be delayed, which could adversely affect our business.
Our reliance on these third parties for development activities reduces our control over these activities. Nevertheless, we are responsible for ensuring that each of our studies is conducted in accordance with applicable protocols, legal, regulatory, and scientific standards, and our reliance on CROs does not relieve us of our regulatory responsibilities. For example, we will remain responsible for ensuring that each of our clinical trials is conducted in accordance with the general investigational plan and applicable protocols for that trial and for ensuring that our preclinical trials are conducted in accordance with Good Laboratory Practice Standards (“GLPs”), as appropriate. Moreover, the FDA and comparable foreign regulatory authorities require us to comply with Good Clinical Practices, commonly referred to as GCPs, for conducting, recording, and reporting the results of clinical trials to assure that data and reported results are credible and accurate and that the rights, integrity, and confidentiality of trial participants are protected. Regulatory authorities enforce these requirements through periodic inspections of trial sponsors, clinical investigators, and trial sites. If we or any of our CROs fail to comply with applicable GCPs or other regulatory requirements, we or our CROs may be subject to enforcement or other legal actions, the clinical data generated in our clinical trials may be deemed unreliable and the FDA or comparable foreign regulatory authorities may require us to perform additional clinical trials.
If any of our relationships with these third-party CROs terminate, we may not be able to enter into arrangements with alternative CROs or to do so on commercially reasonable terms. Switching or adding additional CROs involves additional cost and requires management time and focus. In addition, there is a natural transition period when a new CRO commences work. As a result, delays could occur, which could compromise our ability to meet our desired development timelines. Though we carefully manage our relationships with our CROs, there can be no assurance that we will not encounter similar challenges or delays in the future or that these delays or challenges will not have a material adverse impact on our business, financial condition and prospects, and results of operations.
If the contract manufacturers upon whom we rely fail to produce our product candidates or components in the volumes that we require on a timely basis, or to comply with stringent regulations applicable to biopharmaceutical manufacturers, we may face delays in the development and commercialization of, or be unable to meet demand for, our product candidates and may lose potential revenues.
We do not manufacture any of our product candidates, and we do not currently plan to develop any capacity to do so. We utilize third-party contract manufacturing organizations, or CMOs, to manufacture the clinical trial material of DKN-01 and FL-301, and expect to do so for commercial products, if approved. We do not have any long-term commitments from our CMOs for clinical trial material or guaranteed prices for our product candidates. Any delays in obtaining adequate supplies with respect to our product candidates will delay the development or commercialization of our product candidates.
Our product candidates compete with other products and product candidates for access to contract manufacturing facilities. There are a limited number of CMOs that operate under cGMP regulations and that are both capable of manufacturing for us and willing to do so. If our existing CMOs, or any new third party CMOs that we engage in the future to manufacture our product candidates for our clinical trials, should cease to continue to do so for any reason, we likely would experience delays in obtaining sufficient quantities of our product candidates for us to advance our clinical trials while we identify and qualify replacement suppliers. We may not succeed in our efforts to establish sufficient manufacturing relationships or other alternative arrangements to meet our needs for any of our existing or future product candidates. If for any reason we are unable to obtain adequate supplies of our product candidates, it will be more difficult for us to conduct clinical trials, develop our product candidates and operate our business.
Any problems or delays we experience in preparing for commercial-scale manufacturing of a product candidate or component may result in a delay in FDA approval of the product candidate or may impair our ability to manufacture commercial quantities or such quantities at an acceptable cost, which could result in the delay, prevention, or impairment of clinical development and commercialization of our product candidates and could adversely affect our business.
The manufacture of pharmaceutical products requires significant expertise and capital investment, including the development of advanced manufacturing techniques and process controls. Manufacturers of therapeutics often encounter difficulties in production, particularly in scaling up initial production, including difficulties with production costs and yields, quality control, (including stability of the product candidate and quality assurance testing), shortages of qualified personnel, and compliance with strictly enforced federal, state, and foreign regulations. Our CMOs may not perform as agreed or may have a failure of a manufacturing campaign. Any changes or deviations in a manufacturing process may result in the failure of the product to meet the necessary specifications. If our CMOs were to encounter any of these difficulties, our ability to provide product candidates to patients in our clinical trials and for commercial use, if approved, could be jeopardized. Reliance on third-party CMOs entails exposure to risks to which we would not be subject if we manufactured the product candidate ourselves, including:
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reduced day-to-day control over the manufacturing process for our product candidates as a result of using third-party CMOs for all aspects of manufacturing activities;

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reduced control over the protection of our trade secrets and know-how from misappropriation or inadvertent disclosure;

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termination or nonrenewal of manufacturing agreements with third parties in a manner or at a time that may be costly or damaging to us or result in delays in the development or commercialization of our product candidates; and

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disruptions to the operations of our third-party CMOs caused by conditions unrelated to our business or operations, which could result in disruptions in the development or commercialization of our product candidates.

In addition, all CMOs of our product candidates and therapeutic substances must comply with cGMP requirements enforced by the FDA that are applicable to both finished product and their active components used both for clinical and commercial supply, through its facilities inspection program. Our CMOs must be approved by the FDA pursuant to inspections that will be conducted after we submit our marketing applications to the agency. Our CMOs will also be subject to continuing FDA and other regulatory authority inspections should we receive marketing approval. Further, we, in cooperation with our CMOs, must supply all necessary chemistry, manufacturing, and control documentation in support of a BLA on a timely basis. The cGMP requirements include quality control, quality assurance, and the maintenance of records and documentation. Manufacturers of our product candidates and therapeutic substances may be unable to comply with our specifications, these cGMP requirements and with other FDA, state, and foreign regulatory requirements. Poor control of production processes can lead to the introduction of adventitious agents or other contaminants, or to inadvertent changes in the properties or stability of product candidates that may not be detectable in final product testing. If our CMOs cannot successfully manufacture material that conforms to our specifications and the strict regulatory requirements of the FDA or other regulatory authorities, they may not be able to secure or maintain regulatory approval for their manufacturing facilities. Any such deviations may also require remedial measures that may be costly and/or time-consuming for us or a third party to implement and that may include the temporary or permanent suspension of a clinical trial or commercial sales or the temporary or permanent closure of a facility. Any such remedial measures imposed upon us or third parties with whom we contract could materially harm our business.
While we are ultimately responsible for the manufacture of our product candidates and therapeutic substances, other than through our contractual arrangements, we have little control over our CMOs’ compliance with these regulations and standards. If the FDA or a comparable foreign regulatory authority does not approve these facilities for the manufacture of our product candidates or if it withdraws any such approval in the future, we may need to find alternative manufacturing facilities, which could significantly impact our ability to develop, obtain regulatory approval for or market our product candidates, if approved. A failure to comply with these requirements may also result in regulatory enforcement actions against our CMOs or us, including fines and civil and criminal penalties. If the safety of any quantities supplied is compromised due to our CMOs’ failure to adhere to applicable laws or for other reasons, we may not be able to obtain regulatory approval for or successfully commercialize our product candidates.
Any failure or refusal to supply sufficient quantities of our product candidates could delay, prevent or impair our clinical development or commercialization efforts. Any change in our CMOs could be costly because the commercial terms of any new arrangements could be less favorable than our existing arrangements and because the expenses relating to the transfer of necessary technology and processes could be significant, as there are significant regulatory requirements which must be met prior to receiving FDA approval for the transfer of a manufacturing process for a therapeutic antibody product to a new manufacturing facility.
We also rely on third parties to store and distribute our product candidates for the clinical trials that we conduct. Any performance failure on the part of our distributors could delay clinical development of our product candidates, which could produce additional losses.
Risks Relating to Legal and Compliance Matters
If we fail to comply with federal and state healthcare laws, including fraud and abuse and health and other information privacy and security laws, we could face substantial penalties and our business, financial condition, results of operations, and prospects could be adversely affected.
As a biopharmaceutical company, we are subject to many federal and state healthcare laws. If we or our operations are found to be in violation of any federal or state healthcare law, or any other governmental regulations that apply to us, we may be subject to penalties, including civil, criminal, or administrative penalties, damages, fines, disgorgement, debarment from government contracts and/or refusal of orders under existing contracts, exclusion from participation in U.S. federal or state health care programs, corporate integrity agreements, or the curtailment or restructuring of our operations, any of which could materially adversely affect our ability to operate our business and our financial results. If any of the physicians or other healthcare providers or entities with whom we expect to do business, including our collaborators, is found not to be in compliance with applicable laws, they may be subject to criminal, civil or administrative sanctions, including but not limited to, exclusions from participation in government healthcare programs, which could also materially adversely affect our business.
Although an effective compliance program can mitigate the risks of investigation and prosecution for violations of these laws, these risks cannot be entirely eliminated. Moreover, achieving and sustaining compliance with applicable federal and state privacy, security, and fraud laws may prove to be costly. Any action against us for violation of these laws, even if we successfully defend against it, could cause us to incur significant legal expenses and divert our management’s attention from the operation of our business.
Risks Relating to Intellectual Property
If we are unable to protect our intellectual property rights or if our intellectual property rights are inadequate to protect our technology and product candidates, our competitive position could be harmed.
Our commercial success will depend in large part on our ability to obtain and maintain patent and other intellectual property protection in the U.S. and other countries with respect to our proprietary technology and products. We rely on patent, trade secret, copyright and trademark laws, and confidentiality, licensing and other agreements with employees and third parties, all of which offer only limited protection. We have sought and continue to seek to protect our proprietary position by filing and prosecuting patent applications in the U.S. and abroad related to our novel technologies and products that are important to our business.
The patent positions of biotechnology and pharmaceutical companies generally are highly uncertain, involve complex legal and factual questions and have in recent years been the subject of much litigation. As a result, the scope, validity, enforceability and commercial value of our patents, including those patent rights licensed to us by third parties, are highly uncertain. The steps we or our licensors have taken to protect our proprietary rights may not be adequate to preclude misappropriation of our proprietary information or infringement of our intellectual property rights, both inside and outside the U.S. Further, the examination process may require us or our licensors to narrow the claims for our pending patent applications and those of our licensors, which may limit the scope of patent protection that may be obtained if these applications issue. The rights already granted under any of our currently issued patents or those licensed to us and those that may be granted under future issued patents may not provide us with the proprietary protection or competitive advantages we are seeking. If we or our licensors are unable to obtain and maintain patent protection for our technology and products, or if the scope of the patent protection obtained is not sufficient, our competitors could develop and commercialize technology and products similar or superior to ours, and our ability to successfully commercialize our technology and products may be adversely affected. It is also possible that we or our licensors will fail to identify patentable aspects of inventions made in the course of our development and commercialization activities before it is too late to obtain patent protection for them.
With respect to patent rights, we do not know whether any of our pending patent applications will result in the issuance of patents that protect our technology or products, or if any of our or our licensors’ issued patents will effectively prevent others from commercializing competitive technologies and products. Patents in the field of therapeutic monoclonal antibodies are frequently limited in scope based on the sequence of amino acids that form particular parts of the antibody. A portion of our intellectual property portfolio is limited by amino acid sequences found in our product candidates. Other competing companies may have therapeutic antibodies to the same target as our product candidates, but have a different amino acid sequence and, as a result, may not be determined to infringe our patents which are limited by amino acid sequence(s). Even for those patents which are defined by the target of a therapeutic antibody and not limited by an amino acid sequence, we cannot be certain that we will be able to successfully enforce those patents against our competitors with antibodies to these targets.
Our pending applications cannot be enforced against third parties practicing the technology claimed in such applications unless and until a patent issues from such applications. Because the issuance of a patent is not conclusive as to its inventorship, scope, validity or enforceability, issued patents that we own or have licensed from third parties may be challenged in the courts, administrative agencies or patent offices in the U.S. and abroad. Such challenges may result in the loss of patent protection, the narrowing of claims in such patents or the invalidity or unenforceability of such patents, which could limit our ability to stop others from using or commercializing similar or identical technology and products, or limit the duration of the patent protection for our technology and products. Protecting against the unauthorized use of our or our licensors’ patented technology, trademarks and other intellectual property rights is expensive, difficult and may in some cases not be possible. In some cases, it may be difficult or impossible to detect third-party infringement or misappropriation of our intellectual property rights, even in relation to issued patent claims, and proving any such infringement may be even more difficult.
Risks Relating to Our Common Stock
Our share price may be volatile, which could subject us to securities class action litigation and our stockholders could incur substantial losses.
The market price of shares of our Common Stock could be subject to wide fluctuations in response to many risk factors listed in this section, and others beyond our control, including:

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the results of clinical trials or development activities of our programs, or any future programs we may acquire;

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actual or anticipated fluctuations in our financial condition and operating results;

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failure to meet or exceed financial estimates and projections of the investment community or that we provide to the public;

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issuance of new or updated research or reports by securities analysts;

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fluctuations in the valuation of companies perceived by investors to be comparable to us;

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additions or departures of key management or other personnel;

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disputes or other developments related to proprietary rights, including patents, litigation matters, and our ability to obtain patent protection for our technologies;

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announcement or expectation of additional debt or equity financing efforts;

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sales of our Common Stock by us, our insiders or our other stockholders; and

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general economic and market conditions.

These and other market and industry factors may cause the market price and demand for our Common Stock to fluctuate substantially, regardless of our actual operating performance, which may limit or prevent investors from readily selling their shares of Common Stock and may otherwise negatively affect the liquidity of our Common Stock. In addition, the stock market in general, and Nasdaq and emerging growth companies in particular, have experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of these companies. In the past, when the market price of a stock has been volatile, holders of that stock have instituted securities class action litigation against the company that issued the stock. If in the future any of our stockholders brought a lawsuit against us, we could incur significant legal expenses, settlement costs or damage awards that are not covered by, or exceed the limits of, our available directors’ and officers’ liability insurance, which could adversely impact our financial condition, results of operations or cash flows. Such a lawsuit could also divert the time and attention of our management.
We are a “smaller reporting company” and we intend to take advantage of reduced disclosure and governance requirements applicable to smaller reporting companies, which could result in our Common Stock being less attractive to investors.
We are a “smaller reporting company,” as defined in the Regulation S-K of the Securities Act, which allows us to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not smaller reporting companies, including (1) not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, and (2) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. In addition, we are only required to provide two years of audited financial statements in our SEC reports. We cannot predict if investors will find our Common Stock less attractive because we may rely on these exemptions. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile. Our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal control over financial reporting until we are no longer a “smaller reporting company”. We cannot assure you that there will not be material weaknesses or significant deficiencies in our internal controls in the future.
We will remain a smaller reporting company until (a) the aggregate market value of our outstanding Common Stock held by non-affiliates as of the last business day our most recently completed second fiscal quarter exceeds $250 million or (b) (1) we have over $100 million in annual revenues and (2) the aggregate market value of our outstanding Common Stock held by non-affiliates as of the last business day our most recently completed second fiscal quarter exceeds $700 million.
Our business is subject to changing regulations for corporate governance and public disclosure that has increased both our costs and the risk of noncompliance.
Each year we are required to evaluate our internal controls systems in order to allow management to report on our internal controls as required by Section 404 of the Sarbanes-Oxley Act. As a result, we continue to incur additional expenses and divert our management’s time to comply with these regulations. We currently do not have an internal audit group, and we will need to hire additional accounting and financial staff with appropriate public company experience and technical accounting knowledge. If we are not able to comply with the requirements of Section 404 in a timely manner, or if we or our independent registered public accounting firm identify deficiencies in our internal control over financial reporting that are deemed to be material weaknesses, the market price of our Common Stock could decline and we could be subject to sanctions or investigations by Nasdaq, the SEC or other regulatory authorities, which would require additional financial and management resources.
Sales of a substantial number of shares of our Common Stock in the public market by our stockholders, particularly the former Flame stockholders, could cause our stock price to fall.
Sales of a substantial number of shares of our Common Stock in the public market, or the perception that these sales might occur, could depress the market price of our Common Stock and could impair our ability to raise capital through the sale of additional equity securities. In the merger with Flame, we issued approximately 19,729,010 shares of our Common Stock and 136,248 shares of Series X Non-Voting Convertible Preferred Stock, which are convertible into approximately 136,248,000 shares of Common Stock (subject to adjustment pursuant to the Reverse Stock Split) upon approval by our stockholders, to the former stockholders of Flame, and 65,301 shares of common stock and 433 shares of Series X Preferred Stock, convertible into 443,000 shares of common stock, subject to existing Flame warrants. These were issued as unregistered securities, and we have committed to file a resale registration statement on Form S-3 to permit the resale of these shares. We are unable to predict the effect that sales may have on the prevailing market price of our common stock. Substantial sales of common stock by our stockholders, particularly those who acquired their shares through the merger with Flame, could have a material adverse effect on the trading price of our Common Stock.
Because we do not anticipate paying any cash dividends on our capital stock in the foreseeable future, capital appreciation, if any, will be your sole source of gain.
We have never declared or paid cash dividends on our capital stock. We currently intend to retain all of our future earnings, if any, to finance the growth and development of our business. As a result, capital appreciation, if any, of our Common Stock will be your sole source of gain for the foreseeable future. There is no guarantee that shares of our Common Stock will appreciate in value or even maintain the price at which you purchased them.
Pursuant to the terms of the Merger Agreement, we are required to recommend that our stockholders approve the conversion of all outstanding shares of our Series X Preferred Stock into shares of our Common Stock. We cannot guarantee that our stockholders will approve this matter, and if they fail to do so our operations may be materially harmed.
Under the terms of the Merger Agreement, we agreed to use reasonable best efforts to call and hold a meeting of our stockholders to obtain the requisite approval for the conversion of all outstanding shares of Series X Preferred Stock issued in the Acquisition into shares of our Common Stock, as required by the Nasdaq listing rules, within 90 days after the date of the Merger Agreement and, if such approval is not obtained at that meeting, to seek to obtain such approval at an annual or special stockholders meeting to be held at least every six months thereafter until such approval is obtained, which would be time-consuming and costly. Additionally, if our stockholders do not timely approve the conversion of our Series X Preferred Stock, then the holders of our Series X Preferred Stock may be entitled to require us to redeem their shares of Series X Preferred Stock for cash at a price per share equal to the then-current fair value (as such term is defined in the Series X Certificate of Designation) of the Series X Preferred Stock, as described in the Series X Preferred Stock Certificate of Designation. If we are forced to redeem a significant amount of shares of Series X Preferred Stock for cash as described above, such cash settlement could materially affect our results of operations, including raising a substantial doubt about our ability to continue as a going concern.
Certain Risks with the Reverse Stock Split Proposal
We cannot assure you that the proposed Reverse Stock Split will increase the price of the Common Stock.
We expect that the Reverse Stock Split will increase the market price of the Common Stock. However, the effect of the Reverse Stock Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of Common Stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower priced stocks. In addition, we cannot assure you that the Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of the Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
We may not satisfy the Nasdaq continued listing requirements following the Reverse Stock Split.
While we intend to monitor the average closing price of the Common Stock and consider available options if it does not continue to trade at a level likely to result in us maintaining compliance with applicable Nasdaq listing standards, no assurances can be made that we will in fact be able to comply with such applicable Nasdaq listing standards and that our Common Stock will remain listed on Nasdaq. If the Common Stock ultimately were to be delisted from Nasdaq for any reason, in addition to the effects noted below under “Background and Reasons for the Reverse Stock Split — Maintain Listing on Nasdaq,” it could negatively impact us as it would reduce the liquidity and market price of the Common Stock; reduce the number of investors willing to hold or acquire the Common Stock; negatively impact our ability to access equity markets, issue additional securities and obtain additional financing in the future; affect our ability to provide equity incentives to our employees; and negatively impact our reputation and, as a consequence, our business.
The proposed Reverse Stock Split may decrease the liquidity of the Common Stock.
The liquidity of the Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.
The Reverse Stock Split may lead to a decrease in our overall market capitalization.
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced.

DESCRIPTION OF BUSINESS OF LEAP THERAPEUTICS, INC.
Company Overview
We are a biopharmaceutical company developing novel biomarker-targeted antibody therapies designed to treat patients with cancer by inhibiting fundamental tumor-promoting pathways, targeting cancer-specific cell surface molecules, and harnessing the immune system to attack cancer cells. Our strategy is to identify, acquire, and develop molecules that will rapidly translate into high impact therapeutics that generate durable clinical benefit and enhanced patient outcomes. Our lead clinical stage program is DKN-01, a monoclonal antibody that inhibits Dickkopf-related protein 1 (“DKK1”). We are currently studying DKN-01 in multiple ongoing clinical trials in patients with esophagogastric cancer, gynecologic cancers, or colorectal cancer. Our second clinical stage program is FL-301, a monoclonal antibody that targets cells that express Claudin18.2 on their cell surface. We also have two preclinical antibody programs, FL-302 and FL-501. We intend to apply our extensive experience identifying and developing transformational products to build a pipeline of programs that have the potential to change the practice of cancer medicine.
On January 17, 2023, we entered into a merger agreement with Flame, whereby Flame became a wholly owned subsidiary under the name Flame Biosciences, LLC.
Esophagogastric Cancer (EGC)
Esophageal cancer (“EC”), and gastric cancer (“GC”), are malignancies of the digestive tract. According to the GLOBOCAN database in 2020, there were about 18,300 new patients diagnosed in the United States with EC and 26,300 new patients with GC each year. GLOBOCAN estimates that there were over 604,000 EC patients and 1,090,000 GC patients diagnosed worldwide in 2020, with a majority of the prevalence in Eastern Asia. EC patients have d5ifficulty swallowing and often have pain while swallowing. Substantial weight loss can result from reduced appetite, poor nutrition and having an active cancer. Pain may be severe, occur almost daily, and be worsened by swallowing any form of food. The disruption of normal swallowing can lead to aspiration of food content, nausea, vomiting and an increased risk of pneumonia. The tumor itself may be irritable and bleed, which can either cause spitting up with blood or blood in the bowels. Compression of local structures in the esophagus occurs in advanced disease, leading to problems such as upper airway obstruction. Many people diagnosed with EGC have late-stage disease, because people usually do not have significant symptoms until the tumor is fairly large. In advanced stages, the cancer frequently spreads into the liver or lungs.
In 2021, the anti-PD-1 antibody nivolumab in combination with fluoropyrimidine- and platinum-containing chemotherapy was approved by the US FDA in first-line EGC with a 47% overall response rate (“ORR”), 7.7 month median progression free survival (“PFS”), and 13.8 month overall survival (“OS”). In addition, nivolumab in combination with chemotherapy was approved in Europe for patients with PD-L1 expression designated by a combined positive score (“CPS”), greater than or equal to 5. In the Rationale-305 study, tislelizumab, an anti-PD-1 antibody being developed by BeiGene and Novartis, in combination with chemotherapy demonstrated statistically significant benefit over chemotherapy alone in patients with CPS greater than or equal to 5, with a 50.4% ORR, 7.2 months PFS, and 17.2 months OS. Despite this progress, overall survival expectations for newly diagnosed advanced gastric cancer patients is poor at less than 2 years, and better outcomes are particularly needed for patients with low PD-L1 expression.
Endometrial Cancers
Endometrial cancer is a malignancy arising in the inner lining of the uterus. In 2023, according to the American Cancer Society, 66,200 new cases of endometrial cancer will be diagnosed and 13,030 women will die from the disease. There are currently very few treatment options for these patients, typically consisting of chemotherapy, local radiation therapy, and hormonal agents, and poor treatment outcomes. Patients with endometrioid cancers have a high frequency of mutations in a protein known as beta-catenin, with alterations estimated at approximately 30% of cases according to The Cancer Genome Atlas. These β-catenin mutations are often driver mutations leading to rapid disease progression and poor outcomes. Recently, the anti-programmed cell death-1 (“PD-1”), antibody dostarlimab-gxly was granted accelerated approval by the FDA for endometrial cancer patients with microsatellite instability high (“MSI-H”), or mismatch repair deficient, (“dMMR”), disease who had progression on or after a chemotherapy regimen. In addition, the combination of lenvatinib and pembrolizumab was approved in second line non-MSI-H or mismatch repair proficient endometrial carcinoma patients with a 30% response rate, 6.6 month median PFS, and 17.4 month median OS. However, this combination has been associated with significant toxicity with an 89% rate of grade 3 or higher treatment-emergent adverse events, including a 6% rate of fatal adverse events.
Colorectal Cancer
Colorectal cancer (“CRC”), is the third most frequent cancer globally and the second leading cause of death. According to the WHO, there were nearly 2 million new cases of CRC in 2020, with nearly 1 million deaths. CRC includes colon cancer (57.5%), rectal cancers (35%), and anal cancer (2.5%). When the symptoms of CRC appear, such as rectal bleeding, anemia, or abdominal pain, most patients are already in the advanced stage where cancers are aggressive, malignant, and metastatic. Mutations in the pathways modulated by DKK1, such as APC, and activation of the Wnt pathway are highly prevalent in CRC patients. For patients who have non-MSI-H colorectal cancer, and who do not have a specific mutation that can be targeted with approved therapies, outcomes are extremely poor for patients who have progressed on first-line therapy. A clinical trial of the antibody bevacizumab in combination with chemotherapy generated a response rate of approximately 5% and PFS of 5.7 months.
Our Approach
Our approach to treating cancer patients seeks to enhance the effectiveness of approved chemotherapies and immune checkpoint inhibitors by:
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altering cell signaling pathways that promote tumor growth and spreading;

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stimulating the immune cells that could attack the tumor;

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inhibiting immune suppression that would prevent an attack on the tumor; and

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targeting cancer-specific cell surface markers to facilitate direct cancer cell killing.

Altering cell signaling.   An important set of signaling pathways in cancer cells are known as the canonical and non-canonical Wnt pathways and the PI3 kinase — AKT pathway. DKK1 serves as one of the inhibitors of the canonical Wnt signaling pathway, modulates the non-canonical Wnt signaling pathways, and directly activates the PI3 kinase — AKT pathway. Changes in these pathways can lead to the expression of several cancer-causing genes and factors associated with cell growth, angiogenesis, and metastasis. We believe that a monoclonal antibody that reduces free DKK1 could shift signaling to healthier levels, thereby resulting in an anti-tumor effect as well as a local anti-angiogenic effect in the diseased tissue. These mechanisms could enhance or complement the anti-tumor mechanisms used by chemotherapies or other therapies targeted at different cell signaling pathways.
Enhancing anti-tumor immune cells.   A potential way to enhance an immune response against a tumor is by activating tumor-attacking immune cells, such as natural killer cells (“NK cells”) or T lymphocytes (“T cells”). This strategy is expected to overcome mechanisms that would prevent these immune cells from attacking a tumor. Preclinical data has shown that DKK1 suppresses the activity of NK cells in the tumor microenvironment and that inhibition of DKK1 can enhance NK cell activity. Our preclinical antibody, FL‑302, is a bi-specific antibody designed to activate T cells in the tumor microenvironment to enhance their anti-tumor activity. Antibodies that enhance the immune system have the potential to be combined with chemotherapy or checkpoint inhibitors to generate a more robust anti-tumor immune response.
Inhibiting immune suppression.   The human immune system has the ability to recognize and protect its own cells and tissues. Certain kinds of white blood cells, such as T regulatory cells and myeloid-derived suppressor cells, serve to prevent other cells from attacking the body. In the case of cancer, these cells may fail to recognize the danger posed by the tumor and suppress the activity of potentially tumor-fighting white blood cells. In addition, cancer cells promote these suppressor cells by producing anti-inflammatory molecules, such as DKK1. We believe that monoclonal antibodies that reduce the levels of anti-inflammatory molecules, such as DKK1, in the tumor microenvironment could result in the inhibition of immune suppressor cells and create a pro-inflammatory environment to enhance the immune system activity against the tumor.

Targeting cancer-specific cell surface molecules.   Certain types of cancer cells have cell surface markers that are distinct from those found on normal, non-cancerous cells. These cell surface markers can be the targets for therapies that will selectively kill the cells bearing those markers while sparing cells that do not bear those markers. The expression of Claudin18.2 is very limited in normal tissue, as it is typically buried in the tight junction complex of gastric mucosal cells. In the development of cancer, however, cells lose their polarity and structure. As a result, Claudin18.2 may be exposed and accessible as a target for cancer therapy and is highly expressed on gastric cancer and pancreatic cancer cells. Our antibodies FL-301 and FL-302 work to selectively target and kill those cancer cells which bear Claudin18.2 while sparing normal cells.
By targeting novel pathways, immune cell types, and biomarkers, our therapies are designed to combine with existing drugs and have the potential to significantly increase the survival and quality of life of cancer patients.
Our Product and Clinical Studies
DKN-01
DKK1 is a cell secreted protein that research has found plays a crucial role in embryonic development. DKK1 binds to specific cell surface receptors and affects the signaling of key cellular pathways, known as the canonical and non-canonical Wnt signaling pathways. DKK1 serves as one of the inhibitors of the canonical Wnt signaling pathway and modulates the non-canonical Wnt signaling pathways. DKK1 is also a modulator of CKAP4/PI3K/AKT signaling. Changes in these pathways can lead to the expression of several cancer causing genes and factors associated with cell growth, angiogenesis, and metastasis. DKK1 also has a role in suppressing the immune system from effectively targeting and clearing the cancer.
Published data, including from TCGA and real world evidence from our collaboration with Tempus, indicate that DKK1 expression levels are significantly higher or have an important high DKK1 population in many cancers, including EGC, non-small cell lung cancer (“NSCLC”), endometrial cancer, CRC, and prostate cancer. In addition, elevated DKK1 expression is associated with worse overall survival or time to treatment discontinuation for patients with EGC, NSCLC, endometrial cancer, CRC, prostate cancer, and other cancers. Researchers have shown that when the DKK1 protein is added in certain animal models, the cancer grows larger.
Publications have also demonstrated a role for DKK1 in maintaining an environment around a tumor that suppresses the immune system’s ability to clear the tumor and to prevent metastasis. DKK1 has been shown to activate the suppressive effects of myeloid-derived suppressor cells (“MDSC”), a type of white blood cell that can potently block other immune system cells. Other published data has shown that metastatic tumor cells with stem cell-like features avoid the immune system by overexpressing DKK1 and secreting it out of the cell. Secreted DKK1 can then down-regulate certain molecules on tumor cells known as natural killer cell activating ligands (“NK cell ligands”), that would activate the immune system, causing these cancer cells to remain invisible to NK cells and evade the immune system. We have also identified DKK1 as being involved with the activity of T regulatory cells that can suppress anti-tumor T cells. Through these multiple activities, research has shown that DKK1 helps protect the cancer cells from being targeted by the immune system.
Preclinical studies that we and others have conducted demonstrated that using an anti-DKK1 antibody can lead to clinical benefits in xenograft cancer models. The anti-DKK1 antibody is believed to shift cell signaling in multiple cell types, thereby resulting in an anti-tumor immune effect. In these models, researchers demonstrated that an anti-DKK1 antibody allowed the immune system to recognize and attack the cancer cells. We believe that the more selective and local the activity is to the tumor, the more likely a drug will be safe and well tolerated and a potential combination partner to other anti-cancer drugs. Further, our preclinical and clinical data suggests that DKN-01 upregulates PD-L1, suggestive of synergy in combination with an anti-PD-1/PD-L1 therapy.
DKN-01 is a high affinity, neutralizing monoclonal antibody targeting DKK1. We have shown that DKN-01 reduces free DKK1 levels and has demonstrated an anti-tumor effect in preclinical models.
The FDA granted orphan drug designation to DKN-01 for the treatment of gastric and gastroesophageal junction cancer. In addition, on September 24, 2020, the FDA granted Fast Track designation to DKN-01 in combination with BeiGene’s tislelizumab for the treatment of patients with gastric and gastroesophageal junction adenocarcinoma whose tumors express high DKK1, following disease progression on or after prior fluoropyrimidine- and platinum- containing chemotherapy and if appropriate, human epidermal receptor growth factor (HER2)/neu-targeted therapy.
We are developing DKN-01 in clinical trials in three different indications: gastric cancer, endometrial cancer, and colorectal cancer.
Gastric Cancer
DisTinGuish Study
In collaboration with BeiGene, we are conducting P205, the DisTinGuish study, a three-part Phase 2 study of DKN-01 in combination with tislelizumab in patients with inoperable, locally advanced, gastric and gastroesophageal junction adenocarcinoma (“GEA”). Part A enrolled 25 patients with first-line, HER2-negative gastric cancer who received DKN-01 in combination with tislelizumab and oxaliplatin and chemotherapy, also known as standard of care (“SOC”) chemotherapy. Part B enrolled 52 patients with second-line, DKK1-high gastric cancer who received DKN-01 in combination with tislelizumab. Part C is enrolling approximately 160 first-line, HER2-negative patients. Patients will be randomized 1:1 to evaluate DKN-01 in combination with tislelizumab and SOC chemotherapy, compared to tislelizumab and SOC chemotherapy. The primary objective is progression-free survival (“PFS”) in DKK1-high patients. Secondary objectives of Part C include PFS in all patients regardless of DKK1 expression, as well as overall survival and objective response rate as measured by RECIST v1.1 in DKK1-high and all patients.
Part A — First Line Combination with tislelizumab, capecitabine and oxaliplatin
Twenty-five first-line GEA patients were treated with DKN-01 in combination with tislelizumab, capecitabine and oxaliplatin (CAPOX) in Part A. DKN-01 and tislelizumab plus CAPOX was well tolerated in first-line treatment for advanced GEA patients, with a safety profile consistent with previous reports for each of the therapies. The most common DKN-01-related adverse events (AEs), were low grade (Grade 1 or 2): fatigue, nausea, diarrhea, neutrophil count decrease, and platelet count decrease.
As of July 31, 2022, the data cut-off date for our presentation at the European Society for Medical Oncology (ESMO) 2022 Annual Congress, the ORR among the 22 patients who received a full cycle of DKN-01 therapy was 68%, including 1 complete response (“CR”), and 14 partial responses (“PRs”). The DKK1-high patient subgroup had a 90% response rate, with 9 PRs and 1 patient non-evaluable, while the DKK1-low subgroup had a 56% response rate, with 1 CR, 4 PRs and 4 patients with a best response of stable disease (“SD”). The median PFS was 11.3 months for the overall population, with the DKK1-high subgroup experiencing 11.3 months PFS and the DKK1-low subgroup experiencing 12.0 months PFS. The median duration of response (“DoR”) in DKK1-high patients was 10.7 months and 7.9 months in DKK1-low patients. OS was not yet mature.
Patients with low PD-L1 expression, defined as having a vCPS (visually-estimated Combined Positive Score, also known as Tumor Area Positivity (TAP) score — Ventana Medical Systems) of less than 5, had a response rate of 79% while patients with high PD-L1 expression, defined as having a vCPS of greater than or equal to 5, had a response rate of 67%. All 6 of the patients who were DKK1-high and PD-L1-low had responses. The median PFS was 11.6 months for the PD-L1-high subgroup and the PD-L1-low subgroup experiencing 10.7 months PFS. OS was not yet mature.
Part B — Second Line DKK1-high patients tislelizumab combination
Fifty-two second-line, DKK1-high GEA patients were treated with DKN-01 in combination with tislelizumab in Part B. The combination of DKN-01 and tislelizumab has been well tolerated with manageable toxicity across both the 300 mg and 600 mg doses of DKN-01. The higher DKN-01 dose at 600mg was not associated with higher frequency of AEs. The most common DKN-01-related AEs were low grade (Grade 1 and 2): fatigue and nausea. There were no Grade 5 treatment-emergent AEs (TEAE) and no TEAEs leading to study drug discontinuation or dose reduction.

As of August 31, 2022, the data cut-off date for our presentation at the Society for Immunotherapy in Cancer (“SITC”), Annual Meeting, the ORR for evaluable anti-PD-1/PD-L1 antibody naïve patients was 27%, median PFS was 1.4 months, and median OS was 7.7 months. In the dual biomarker-high (DKK1-high/PD-L1 high with vCPS > 10) patients, the ORR was 55% ORR (n=12: 6 PR, 2 SD, 3 PD, 1 NE), median PFS was 7.7 months, with median OS having not been reached. In DKK1-high/PD-L1 negative patients, the ORR was 27% (n=11: 3 PR, 1 SD, 7 PD), median PFS was 1.4 months, and median OS was 3.9 months. In DKK1-high/PD-L1 medium patients with vCPS between 1 and 10, the ORR was 8% (n=18: 1 PR, 3 SD, 9 PD (irPR), 5 NE), median PFS was 1.4 months PFS, and median OS was 5.2 months.
Part C — First Line Randomized Controlled Trial combination with tislelizumab and SOC chemotherapy
Part C of the DisTinGuish study will enroll approximately 160 first-line, HER2-negative GEA patients. Patients will be randomized to receive either DKN-01 in combination with tislelizumab and SOC chemotherapy or to receive tislelizumab and SOC chemotherapy. The primary objective is to determine the effect of adding DKN-01 on the endpoint of median PFS in DKK1-high patients. Secondary objectives of Part C include PFS in all patients regardless of DKK1 expression, as well as OS and ORR as measured by RECIST v1.1 in DKK1-high and all patients.
Enrollment began in October 2022. We currently anticipate completion of enrollment of the 160 patient study late this year, with initial response rate data being available year end 2023/early 2024 and PFS data in 2024.
WAKING Study — Investigator-Sponsored Trial in Second and Third Line Patients Combination with Tecentriq
The Royal Marsden Hospital in the United Kingdom is conducting the WAKING study that is evaluating DKN-01 in combination with Roche’s Tecentriq® (atezolizumab) in patients with microsatellite stable esophagogastric cancer. Roche is providing atezolizumab drug supply and funding the study as part of its imCORE network.
In a presentation at the ESMO 2022 Annual Congress, DKN-01 at 300 mg or 600mg every 2 weeks in combination with atezolizumab was considered safe. No dose-limiting toxicity was observed, and no formal maximum tolerated dose was reached. No treatment-related deaths occurred, and no dose reductions were required.
As of August 16, 2022, the time of the data cut off, 18 patients were enrolled in the study, and 12 patients that were treated in the initial phase were presented. Ten patients were response evaluable at the time of data cut-off, and 1 patient had a PR and a DKK1 expression of 81% tumor-percentage score, which is a very high level of DKK1 expression. The ORR was 10%, with an additional 4 patients (40%) having SD. In the preliminary analysis, elevated baseline DKK1 expression (TPS > 20%) may be associated with clinical response, as the 4 DKK1-high patients had an ORR of 25% (1 PR, 1 SD, 1 PD, 1 NE). Translational analyses and assessment of PD-L1 status are ongoing.
Endometrial Cancer
We conducted study P204, a Phase 2 basket study of DKN-01 as a monotherapy and in combination with paclitaxel in patients with advanced epithelial endometrioid cancer (“EEC”), epithelial ovarian cancer (“EOC”), and carcinosarcoma. The study consisted of 6 dosing groups and enrolled 111 patients. The primary objective in each independent study group was to determine the ORR. Secondary objectives were to determine additional measurements of efficacy, such as OS and PFS, and to evaluate the safety of the study treatment regimen. The study was designed to enroll at least 50% of patients whose tumors have predefined activating mutations or signaling alterations in the Wnt pathway.
Twenty-nine EEC patients, who had previously received 1 to 10 lines of therapy, enrolled in DKN-01 monotherapy. Tumoral DKK1 expression data was available for 23 patients. In the group of 8 patients with DKK1-high tumors, one patient (12.5%) has had a CR for over 4.5 years, 1 patient (12.5%) had a PR, 3 patients (37.5%) had SD, and 3 patients (37.5%) had PD, representing an ORR of 25.0% and a Disease Control Rate (“DCR”), of 62.5%. In the group of 15 patients with DKK1-low tumors, 1 patient (6.7%) had

SD, 11 patients (93.3%) had PD, and 3 patients were non-evaluable. The DKK1-high patients experienced PFS of 4.3 months, compared to the DKK1-low patients who experienced PFS of 1.8 months.
In the group of 24 EEC patients treated with DKN-01 plus paclitaxel, 72% of whom had received 3 or more prior systemic therapies, DKK1-high patients had improved median PFS (5.4 months vs. 1.8 months HR 0.34; 95% CI: 0.12, 0.97) compared to DKK1-low patients.
One patient with carcinosarcoma treated with DKN-01 and paclitaxel experienced a CR approximately two years on therapy, while another DKK1-high patient with carcinosarcoma treated with DKN-01 and paclitaxel experienced a PR.
Investigator-Sponsored Trial in Second Line Patients Combination with Keytruda (pembrolizumab)
An investigator-initiated trial of DKN-01 in combination with pembrolizumab is being conducted at M.D. Anderson Cancer Center and the University of Alabama, Birmingham Cancer Center. The study is an open-label, Bayesian design, Phase 2 trial and will initially enroll 15 patients each into DKK1-high and DKK1-low cohorts. If the efficacy criteria is met in either or both of the 15 patient cohort(s), then the cohort(s) will be expanded by an additional 15 patients. The primary objective of the study is ORR. Secondary objectives include clinical benefit rate, PFS, OS, and DOR. Merck is providing pembrolizumab for the study.
Colorectal Cancer
We have evaluated DKN-01 in multiple preclinical CRC models as a monotherapy, in combination with chemotherapy, and in combination with an anti-PD-1 antibody. DKN-01 showed additive activity with 5-fluorouracil (5-FU) chemotherapy, which is commonly used in CRC patients, and in two CRC models that were resistant to 5-FU therapy. Treatment with DKN-01 can result in tumor regressions as a monotherapy and can overcome 5-FU-resistance to have further activity in combination with 5-FU chemotherapy. We believe that these 5-FU-resistant models are reflective of the second-line CRC population currently being recruited in the DeFianCe clinical study. In addition, DKN-01 as monotherapy or in combination with an anti-PD-1 antibody has generated tumor regressions in a CT26 syngeneic CRC model. In this model, DKN-01 treatment increased PD-L1 expression, promoted substantial tumor necrosis, which was associated with a robust immune cell infiltrate, and generated a tumor immune infiltrate that contained a substantial number of CD3+ and CD8+ cells, implying the presence of an adaptive immune response to tumor antigen.
DeFianCe Study — Second Patients Combination with bevacizumab and chemotherapy
The DeFianCe study is a Phase 2, randomized, open-label, multicenter study of DKN-01 in combination with standard of care bevacizumab and chemotherapy in patients with advanced CRC who have received one prior systemic therapy. The study is designed with an initial single-arm Part A cohort and is expected to expand into a 130-patient Part B randomized controlled trial against bevacizumab and standard of care chemotherapy. The primary objective is PFS. Secondary objectives include ORR, DoR and OS.
We completed enrollment of 33 patients in Part A of the DeFianCe study in April 2023 and expect to have initial data from Part A in the middle of 2023.
FL-301
The cell surface molecule Claudin18.2 regulates barrier properties and contributes to cell-to-cell adhesion. It is a key component of the tight junction for cell polarity and sealing the spaces between adjacent cells. In normal tissue, expression of Claudin18.2 is very limited and largely inaccessible, as it is typically buried in the tight junction complex of gastric mucosal cells. In the development of cancer, however, cells lose their polarity and structure. As a result, Claudin18.2 may become exposed during tumorigenesis and accessible as a target for cancer therapy. Claudin18.2 is highly expressed on gastric cancer and pancreatic cancer cells and can also be present in esophageal, lung, and ovarian cancers. The expression pattern makes Claudin18.2 a highly selective biomarker for targeted cancer therapies.
Claudin18.2 is a validated target for cancer therapy, as randomized clinical trials from Astellas of their chimeric anti-Claudin18.2 antibody zolbetuximab have shown a survival benefit in combination with chemotherapy in first-line gastric cancer patients whose tumors express high (75% or greater) and intense levels of Claudin18.2. However, since Claudin18.2 expression in tumors is heterogenous, expansion to patients with lower expression and improved efficacy in patients with higher expression would benefit from an antibody with higher affinity and improved killing activity.
FL-301 is a fully human monoclonal antibody that binds to and blocks Claudin18.2. In nonclinical models presented at the American Association for Cancer Research (“AACR”) 2020 Annual Meeting, FL‑301 was shown to have 10-20x higher affinity to Claudin18.2 than zolbetuximab and specificity to both gastric and pancreatic tumors. Through Fc engineering, FL-301 has been designed with enhanced antibody dependent cellular cytotoxicity, complement dependent cytotoxicity, and antibody dependent cellular phagocytosis, which are three mechanisms that can lead to improved cancer cell killing and greater potency relative to zolbetuximab in nonclinical models.
The U.S. Food and Drug Administration has granted orphan drug designation to FL-301 for the treatment of gastric and gastroesophageal junction cancer and for the treatment of pancreatic cancer.
FL-301 is being developed through an exclusive license from NovaRock Biotherapeutics for territories excluding China and is currently in a Phase 1 clinical trial in cancer patients in China. We expect to have initial clinical data to present later this year or early next year and intend to use this data to initiate clinically relevant combination studies in biomarker-selected cancer patients at appropriate dose levels.
FL-302
FL-302 is a Claudin18.2/CD137 (also known as 4-1BB) bispecific antibody that is in preclinical development. A bispecific antibody contains binding sites directed to two different targets or two different locations on one target. CD137 (4-1BB) is an activating receptor found on T cells. FL-302 is able to bind simultaneously both Claudin18.2 on tumor cells and CD137 on T cells and enhance the anti-tumor activity of T cells in the tumor microenvironment. We believe that there is an opportunity to improve the activity of Claudin18.2 targeting antibodies through bispecific binding to T cell activation markers and generate additional synergy when used in combination with other immunotherapies, including immune checkpoint inhibitors and potentially DKN-01.
FL-302 is being developed through an exclusive license from NovaRock Biotherapeutics for territories excluding China.
FL-501
FL-501 is a monoclonal antibody in preclinical development that targets growth and differentiation factor 15 (GDF15), which is a cytokine that is produced at elevated levels in response to various stresses, including chronic inflammation, obesity, cardiovascular diseases, cancers, and chemotherapy treatment. High GDF15 expression is associated with cachexia including loss of appetite, nausea and weight loss, and is also a validated target with a successful randomized clinical trial from Pfizer. We are particularly interested in the role of GDF15 in promoting an immunosuppressive tumor micro-environment, much like DKK1, and the broad range of cancers including gastric, colorectal, pancreatic and prostate, where elevated GDF15 also correlates with poor prognosis.
FL-501 is being developed through the collaboration agreement with Adimab.
Corporate Information
We were incorporated in the state of Delaware on January 3, 2011. During 2015, HealthCare Pharmaceuticals Pty Ltd. (“HCP Australia”) was formed and is our wholly owned subsidiary.
On December 10, 2015, we entered into a merger agreement with GITR Inc. (“GITR”), an entity under common control, whereby a wholly owned subsidiary was merged with GITR and the surviving name of the wholly owned subsidiary was GITR Inc.
On August 29, 2016, we entered into a merger agreement with Macrocure Ltd. (“Macrocure”), a publicly held, clinical-stage biotechnology company based in Petach Tikva, Israel. In connection with the merger, we applied to be listed on the Nasdaq Global Market. Nasdaq approved the listing, and trading in our common stock commenced on January 24, 2017, under the trading symbol “LPTX.” On February 1, 2017, Macrocure’s name was changed to Leap Therapeutics Ltd. In 2020, Leap Therapeutics Ltd. was dissolved.
On December 15, 2021, Leap Securities Corp. was formed and is our wholly owned subsidiary.
On January 17, 2023, we entered into a merger agreement with Flame, whereby Flame became a wholly owned subsidiary under the name Flame Biosciences, LLC.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
In accordance with Leap’s Charter and amended and restated bylaws (“Bylaws”), the Board is divided into three classes of directors of approximately equal size. The members of each class of directors are elected to serve a three-year term with the term of office of each class ending in successive years. Leap currently has ten directors. Joseph Loscalzo, Nissim Mashiach, and Christopher Mirabelli are the current Class III directors whose terms expire at Leap’s 2023 Annual Meeting of Stockholders. Each of Joseph Loscalzo, Nissim Mashiach, and Christopher Mirabelli has been nominated for, and has agreed to stand for, re-election to the Board to serve as a Class III director of Leap for three years until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of each of the three nominees listed above as director nominees. Leap has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting. Information relating to each nominee for election as a director and for each continuing director, including his or her period of service as a director of Leap, principal occupation and other biographical information, is included below.
VOTE REQUIRED
A plurality of the votes cast at the meeting by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting will be required for the election of the Class III director nominees. The three nominees for director with the highest number of affirmative votes will be elected as directors. Broker non-votes and abstentions will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH
OF THESE NOMINEES FOR CLASS III DIRECTOR.
BOARD OF DIRECTORS AND MANAGEMENT
Information Regarding Directors and Director Nominees
Our Board currently consists of ten members divided into three classes with staggered three-year terms. Our Charter and Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our Board. Following the 2023 Annual Meeting of Stockholders, the Board will consist of ten directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one third of the Board. In addition, our Charter and Bylaws provide that a director may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors.
The division of our Board into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.
At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the Annual Meeting for Class III directors, at the 2024 Annual Meeting of Stockholders for Class I directors, and at the 2025 Annual Meeting of Stockholders for Class II directors. Currently, the Class III directors consist of Joseph Loscalzo, Nissim Mashiach and Christopher Mirabelli each with a term expiring at the Annual Meeting. The Class I directors consist of James Cavanaugh, Douglas E. Onsi, Christian Richard, and Richard Schilsky, each with a term expiring at the 2024 Annual Meeting of Stockholders. The Class II directors consist of Thomas Dietz, William Li, and Patricia Martin, each with a term expiring at the 2025 Annual Meeting. Our Board has nominated Joseph Loscalzo, Nissim Mashiach and Christopher Mirabelli for election at the Annual Meeting as the Class III directors, each to serve until the 2026 Annual Meeting of Stockholders.

Director Qualifications
The following table and biographical descriptions provide information as of April 26, 2023 relating to each director and director nominee, including his or her age and period of service as a director of our company; his or her Board committee memberships; his or her business experience during the past five years, including directorships at other public companies; his or her community activities; and the other experience, qualifications, attributes or skills that led our Board to conclude he or she should serve as a director of our company.
Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Class III Director Nominees to be elected at the 2023 Annual Meeting (terms expiring in 2026)
Joseph Loscalzo, MD, PhD Nominating and Corporate Governance Committee Member	71
Dr. Loscalzo, age 71, has served as a member of our Board since January 2016. He is currently the Hersey Distinguished Professor of the Theory and Practice of Medicine and Samuel A. Levine Professor of Medicine at Harvard Medical School. He is also currently Physician-in-Chief Emeritus at Brigham and Women’s Hospital. From July 2005 through September 2022, Dr. Loscalzo served as Chairman of the Department of Medicine and Physician-in-Chief at Brigham and Women’s Hospital. In 1994, Dr. Loscalzo joined the faculty of Boston University, first as Chief of Cardiology and, in 1997, as Wade Professor and Chair of Medicine, Professor of Biochemistry, and Director of the Whitaker Cardiovascular Institute. In July 2005, he returned to Harvard Medical School and Brigham and Women’s Hospital, where he had previously worked. He is an editor-at-large of the New England Journal of Medicine, former Chair of the Cardiovascular Board of the American Board of Internal Medicine, former Chair of the Research Committee of the American Heart Association, former Chair of the Scientific Board of the Stanley J. Sarnoff Society of Fellows for Research in Cardiovascular Sciences, and former Chair of the Board of Scientific Counselors of the National Heart, Lung, and Blood Institute of the National Institutes of Health. He is past Editor-in-Chief of Circulation, a current senior editor of Harrison’s Principles of Internal Medicine, a former member of the Advisory Council of the National Heart, Lung, and Blood Institute, and a former member of the Council of Councils of the National Institutes of Health. Dr. Loscalzo received his AB degree, summa cum laude, his PhD in biochemistry, and his MD from the University of Pennsylvania and completed his clinical training at Brigham and Women’s Hospital and Harvard Medical School, where he served as Resident and Chief Resident in medicine and Fellow in cardiovascular medicine. Dr. Loscalzo is currently a member of the board of directors of Ionis Pharmaceuticals Inc. (Nasdaq: IONS).
We believe that Dr. Loscalzo’s vast experience as a scientist, clinician, and educator and his background in science and medicine, make him qualified to serve as a member of our Board.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Nissim Mashiach Audit Committee Member	62
Mr. Mashiach, age 62, has served as a member of our Board since January 2017. Today he serves as a co-founder of Nubiyota LLC, a microbiome focused, clinical stage company. He served as the President and Chief Executive Officer of Macrocure, Ltd. from June 2012 until its merger with Leap in January 2017. He is also currently a member of the board of directors at Mediwound Ltd. He also previously served as General Manager at Ethicon, a Johnson & Johnson company, from January 2009 to January 2012. Prior to then, he served as President and Chief Operating Officer at Omrix Biopharmaceuticals, Inc., a public company acquired by Johnson & Johnson in 2008. Prior to Omrix, Mr. Mashiach held leadership positions at several pharmaceutical companies. He has been a board and audit committee member of Mediwound Ltd. (Nasdaq: MDWD) since June 2017. He holds an MBA from the University of Manchester, England, an MPharmSc from the Hebrew University, Jerusalem, Israel, and a BSc, Chemical Engineering from the Technion-Israel Institute of Technology, Haifa, Israel.
We believe that Mr. Mashiach’s experience working with a number of biopharmaceutical companies, combined with his pharmaceutical industry experience and background, make him qualified to serve as a member of our Board.

Christopher K. Mirabelli, PhD Chairman of the Board	68
Dr. Mirabelli, age 68, has served as the Chairman of our Board since January 2016 and as a director since January 2011. Dr. Mirabelli formerly served as our Chief Executive Officer and President from our inception in January 2011 until April 2020. Dr. Mirabelli has been a managing director of HealthCare Ventures LLC since August 2000. From December 1999 to May 2000, Dr. Mirabelli served as president of pharmaceutical research and development and as a member of the board of directors of Millennium Pharmaceuticals, Inc., following its merger with LeukoSite Inc., where Dr. Mirabelli had been serving as president, chief executive officer and chairman of the board of directors since 1993. He was a co-founder of Ionis Pharmaceuticals, Inc. (Nasdaq: IONS), where he held several positions including senior vice president of research, from 1989 until 1993.
Dr. Mirabelli started his career at SmithKline and French Laboratories (now part of GlaxoSmithKline Plc) R&D Division. He is a member of the board of advisors of the Dana Farber Cancer Institute Business Development Council and the Longview Ventures Investment Committee. Dr. Mirabelli is a member of the Board of Directors of the Fredonia College Foundation and Board of Overseers of the Scripts Research Institute. He received his Ph.D. in molecular pharmacology from Baylor College of Medicine and a B.S. degree in biology from State University of New York at Fredonia.
We believe that Dr. Mirabelli’s experience with Leap from serving as our President, Chief Executive Officer and Chairman, leadership in a number of biopharmaceutical companies,

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
		combined with his venture capital industry experience and scientific background, make him qualified to serve as a member of our Board and its Chairman.
Class I Directors (terms expiring in 2024)
James Cavanaugh, PhD Nominating and Corporate Governance Committee Member and Chair Audit Committee Member	86
Dr. Cavanaugh, age 86, has served as a member of our Board since January 2016. Dr. Cavanaugh has been a managing director of HealthCare Ventures since 1989. He was previously President of SmithKline & French Laboratories-U.S., the domestic pharmaceutical division of SmithKline Beckman Corporation. Dr. Cavanaugh had been president of SmithKline Beckman’s clinical laboratory business and President of Allergan International. He has been a board member of a number of private and public pharmaceutical and biotechnology companies and was Chairman of The Shire Pharmaceutical Group, plc. He served as staff assistant to President Nixon for Health Affairs and then deputy director of the president’s Domestic Council. Under President Ford, he was a deputy assistant to the President for domestic affairs and deputy chief of the White House. He has served as deputy assistant secretary for health and scientific affairs in the United States Department of Health, Education and Welfare, special assistant to the Surgeon General, United States Public Health Services, and director, Office of Comprehensive Health Planning. He began his career as a member of the faculty of the Graduate College and the College of Medicine at the University of Iowa where he received his Master’s and Doctorate degrees.
We believe that Dr. Cavanaugh’s experience with working in government, combined with his clinical and pharmaceutical industrial experience and background, make him qualified to serve as a member of our Board.

Douglas E. Onsi Chief Executive Officer President	54	Mr. Onsi, age 54, has served as a member of our Board since March 2020 and as our Chief Executive Officer and President since April 2020. Mr. Onsi also has served as our Chief Financial Officer, Treasurer and Secretary since our inception in January 2011. Mr. Onsi has been at HealthCare Ventures since 2007, including serving as a managing director since 2009 and the chief executive officer of Tensha Therapeutics, Inc., which was sold to Roche Holdings, Inc. in 2016. Prior to joining HealthCare Ventures, Mr. Onsi was at Genzyme Corporation, or Genzyme, where he served in various roles, including as Vice President, Campath Product Operations and Portfolio Management, Oncology from 2005 to 2007 and as Vice President, Business Development from 2004 to 2005. Prior to Genzyme, he was Chief Financial Officer of Tolerx, Inc., a venture capital funded biotechnology company, from 2001 to 2004. Before joining Tolerx, Inc., he was in business development at LeukoSite, a publicly traded biopharmaceutical company that was acquired by Millennium Pharmaceuticals, Inc. He began his career as an attorney at Bingham, Dana & Gould. He received a Juris Doctor

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

degree from the University of Michigan Law School and a B.S. in biological sciences from Cornell University.
We believe that Mr. Onsi’s experience with Leap from serving as our Chief Executive Officer and President, Chief Financial Officer, Treasurer and Secretary, leadership in a number of biopharmaceutical companies, combined with his scientific and legal background, make him qualified to serve as a member of our Board.

Richard Schilsky, MD Nominating and Corporate Governance Committee Member	72
Dr. Schilsky, age 72, has served as a member of our Board since September 2022. Dr. Schilsky is Professor emeritus at the University of Chicago having retired in 2021 from his position of Executive Vice President and Chief Medical Officer (CMO) of ASCO. Dr. Schilsky is also a Past President of ASCO, having served in the role during 2008 – 2009, and former Board member of Conquer Cancer, the ASCO Foundation. Before joining ASCO staff in 2013, Dr. Schilsky spent the majority of his career at the University of Chicago where he joined the faculty in 1984. Over the next nearly 30 years, Dr. Schilsky served in many leadership roles including as Director of the University of Chicago Cancer Research Center, Associate Dean for Clinical Research in the Biological Sciences Division and as the Chief the section of Hematology/Oncology in the Department of Medicine. He is a highly respected leader in the field of clinical oncology and specializes in new drug development and treatment of gastrointestinal cancers. From 1995 to 2010, Dr. Schilsky served as chair of the Cancer and Leukemia Group B, a national cooperative clinical research group funded by the National Cancer Institute (NCI), now part of the Alliance for Clinical Trials in Oncology. He has extensive experience working with both the NCI and the Food and Drug Administration (FDA) having served as a member and chair of the NCI Board of Scientific Advisors, as a member of the NCI Clinical and Translational Research Committee, and as a member and chair of the Oncologic Drugs Advisory Committee of the FDA. Presently, he serves as, chair of the Board of the Reagan-Udall Foundation for the FDA, a member of the Board of Directors of Friends of Cancer Research and of the European Organization for Research and Treatment of Cancer (EORTC) and is Chairman of the WIN Consortium, a global translational research network. Dr. Schilsky has served on the editorial boards of many cancer journals, including the Journal of Clinical Oncology. He presently serves on the editorial board of the New England Journal of Medicine. Dr. Schilsky is the author of more than 425 original research articles, reviews and commentaries.
We believe that Dr. Schilsky’s medical expertise as an oncologist, and his academic and collaborative organization leadership, together with his experience on FDA and NCI advisory committees, make him qualified to serve as a member of our Board.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Christian Richard Audit Committee Member	53	Mr. Richard, age 53, has served as a member of our Board since January 2023. Mr. Richard has been Head of Public Research at Samsara BioCapital, a venture capital firm focused on investing in the life sciences, oncology, and digital healthcare sectors, since December of 2020. Previously, he was SVP of Research for approximately six years at Tekla Capital Management, a healthcare focused closed end fund manager, where Mr. Richard covered the biotechnology and pharmaceutical sectors, both public and private and across all size companies. Prior to Tekla Capital Management, Mr. Richard was a Partner and Head of Research for Merlin Biomed Private Equity/Merlin Nexus for 12 years, a cross-over life sciences fund focused on negotiated transactions in both late-stage private and public companies. Prior to Merlin Biomed Private Equity/Merlin Nexus, Mr. Richard spent five years in the Allergy/Immunology Group at the Schering-Plough Research Institute. He has a B.S. in Cellular and Molecular Biology from Purchase College and both an M.S. in Biochemistry and an M.B.A. in Finance from New York University. He is also on the Advisory Board of the Ty Louis Campbell Foundation, a non-profit organization focused on funding research in aggressive childhood cancers in particular brain tumors.
		We believe that Mr. Richard’s experience as a scientist and investor, combined with his background in science and business, make him qualified to serve as a member of our Board.
Class I Director Nominees (terms expiring in 2025)
William Li, MD Compensation Committee Member and Chair	60
Dr. Li, age 60, has served as a member of our Board since January 2017. Dr. Li is a co-founder of the Angiogenesis Foundation in Cambridge, Massachusetts, of which he has been the President since April 2000 and Medical Director since December 1994. Dr. Li has extensive expertise in the field of angiogenesis and its therapeutic development and clinical applications. He trained with Dr. Judah Folkman, who pioneered the field of angiogenesis research. Through the Angiogenesis Foundation, Dr. Li has worked in association with the National Institutes of Health, and other major governmental and academic institutions and industry leaders on angiogenesis-related programs. Dr. Li received his M.D. degree from University of Pittsburgh School of Medicine. He completed his clinical training in internal medicine at the Massachusetts General Hospital in Boston. Dr. Li has also served on the faculties of Harvard Medical School, Tufts University School of Veterinary Medicine and Dartmouth Medical School.
We believe that Dr. Li’s experience working with companies and foundation in the cancer field, combined with his medical training and background, make him qualified to serve as a member of our Board.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Thomas Dietz, PhD Lead Independent Director Audit Committee Member and Chair Compensation Committee Member	59
Dr. Dietz, age 59, has served as a member of our Board since January 2016. Dr. Dietz is currently chairman and CEO of Waypoint Holdings, LLC, a diversified financial holdings and services company. Previously, Dr. Dietz was co-CEO and then CEO and a director of Pacific Growth Equities, LLC, a San Francisco based investment bank and institutional brokerage firm from 2004 to 2009, when the firm was acquired by Wedbush Securities. Dr. Dietz served as head of the investment banking division at Wedbush until November 2010. Prior to taking the CEO role at Pacific Growth, Dr. Dietz served as the company’s director of equities research and was an award winning biotechnology and biopharmaceutical analyst. He joined Pacific Growth in 1993. Previously, he was a member of the research faculty in the Department of Medicine, University of California, San Francisco and the VA Medical Center. Dr. Dietz is currently Chairman of Eiger Biopharmaceuticals, Inc. (Nasdaq: EIGR), serves as a director and member of the compensation committee and audit committee of Paratek Pharmaceuticals (Nasdaq: PRTK) and also serves on the boards of several private companies. Dr. Dietz holds a Ph.D. in molecular biology and biochemistry from Washington University, St. Louis, and was a National Science Foundation Post Doctoral Fellow.
We believe that Dr. Dietz’s experience with Leap, combined with his business, financial and leadership expertise and financial industry background, make him qualified to serve as a member of our Board.

Patricia Martin Compensation Committee Member Nominating and Corporate Governance Committee Member		Ms. Martin, age 62, has served as a member of our Board since January 2023. From July 2019 through March 2023, Ms. Martin served as president and CEO of BioCrossroads. Prior to BioCrossroads, Ms. Martin spent 26 years at Eli Lilly and Company, she was the chief operating officer (COO) of Lilly Diabetes for seven years, served as Lilly’s Chief Diversity Officer (CDO) and Chief Alliance Officer (CAO). In her career with Lilly, her leadership roles also included clinical product development, finance, business development, human resources and investor relations.
		Ms. Martin serves on the board of directors of CareSource, Inc., one of the nation’s largest Medicaid managed care plans, where she chairs the Compensation Committee. She joined the board of Flame Biosciences, Inc. in 2020, and served as co-CEO in 2022. In 2021, she joined the board of AN2 Therapeutics, Inc. (Nasdaq: ANTX) and chairs the Compensation Committee. Within the Indiana life sciences sector, she serves on the boards of the Indiana Biosciences Research Institute, the Indiana Health Information Exchange and the Regenstrief Institute. Ms. Martin holds an MBA from the Harvard Business School and a bachelor’s degree in accounting from Indiana University.
		We believe that Ms. Martin’s experience in pharmaceutical company development and operations, combined with her background in science and business, make her qualified to serve as a member of our Board.

Executive Officers Who Are Not Directors
Certain information regarding our executive officers who are not also directors, as of April 26, 2023, is set forth below.
Name	Age	Positions(s)
Jason Baum, PhD	44	Chief Scientific Officer
Christine Granfield	55	Vice President, Head of Regulatory Affairs and Quality
Augustine Lawlor	66	Chief Operating Officer
Mark O’Mahony	52	Chief Manufacturing Officer
Cynthia Sirard, MD	53	Chief Medical Officer
Jason Baum, PhD.   Dr. Baum, age 44, has served as Chief Scientific Officer since April 2023 after having served as Vice President, Head of Translational Medicine since August 2020. Before joining Leap, Dr. Baum served as Executive Director and Precision Medicine Leader at Novartis, where he was accountable for the biomarker and diagnostic efforts across the Lung Cancer and General Medicine portfolios. This included approval of a companion diagnostic for the ALK inhibitor Zykadia®. Before Novartis, he was Head of Biomarkers and Diagnostics at Merrimack Pharmaceutics, and prior to Merrimack worked at Cell Signaling Technology. Dr. Baum received his Ph.D.in Molecular Biology, Cell Biology and Biochemistry from Boston University and his BS from Colgate University.
Christine Granfield.   Ms. Granfield, age 55, has served as Vice President, Head of Regulatory Affairs and Quality since August 2020. Before joining Leap, Ms. Granfield served as an independent regulatory consultant with Granfield Associates LLC. Previously, she was Senior Director, Regulatory Affairs with Novartis Corporation, supporting oncology and companion diagnostics, where she led the development of regulatory strategy and submissions for companion diagnostics supporting oncology personalized medicine programs. Prior to her position with Novartis, Ms. Granfield served as Senior Director, Regulatory Affairs with Genzyme Corporation, and also held positions with Boston Scientific Corporation. She received her B.S.E. in Biomedical Engineering from The Catholic University of America. She is also a member of the Regulatory Affairs Professional Society.
Augustine Lawlor.   Mr. Lawlor, age 66, has served as our Chief Operating Officer since January 2016. Mr. Lawlor has been a managing director of HealthCare Ventures LLC since 2000. Prior to joining HealthCare Ventures, Mr. Lawlor served as Chief Operating Officer of LeukoSite Inc., a biotechnology company, from 1997 to 1999. Mr. Lawlor serves on the board of directors of Cardiovascular Systems, Inc. (Nasdaq: CSII) and Catalyst Biosciences, Inc. (Nasdaq: CBIO), each a publicly-traded company, and a number of private companies. He received a B.A. from the University of New Hampshire and a master’s degree in management from Yale University.
Mark O’Mahony.   Mr. O’Mahony, age 52, has served as our Chief Manufacturing Officer since April 2020, and previously served as our Vice President of Chemistry, Manufacturing and Control (CMC) and Quality Operations since December 2011. Before joining Leap, Mr. O’Mahony served as Vice President of Process Development, Manufacturing, and Quality Control at Tolerx, Inc., where he led CMC operations from the company’s inception through partnerships with Genentech and GlaxoSmithKline, and to pre-commercialization of otelixizumab. Prior to Tolerx, Mr. O’Mahony worked at LeukoSite and Millennium Pharmaceuticals where he played an integral role in the approval of Campath®, and in the early development of Entyvio®. Mr. O’Mahony began his career at EMD Serono. He received his M.B.A. from Boston University and a B.Sc. in Biotechnology from Dublin City University, Ireland.
Cynthia Sirard, MD.   Dr. Sirard, age 53, has served as our Chief Medical Officer since April 2020. Dr. Sirard has served as our Vice President of Clinical Research and Development since April 2012. Before joining Leap, Dr. Sirard served in clinical development and team leadership roles with Genzyme and Sanofi Oncology, following the merger with Genzyme. Prior to Genzyme, Dr. Sirard served as a medical director at Parexel International, a global clinical research organization. Dr. Sirard has more than eighteen years of global clinical development experience including optimization of strategic development and oversight of scientific, commercial and financial objectives for clinical programs in oncology, hematology and transplantation. She received her M.D. from Chicago Medical School and a B.S. from the University of

Massachusetts at Amherst. She is a board eligible Medical Oncologist with internal medicine and hematology/oncology training at Harvard Medical School at Beth Israel Deaconess Medical Center in Boston, Massachusetts.
There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE MATTERS
Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. The following sections describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, our Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available on the Investor Relations section of our website, https://investors.leaptx.com/corporate-governance/documents, at “Corporate Governance.” Alternatively, you can request a copy of any of these documents by writing us at: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 or sending an e-mail to ir@leaptx.com.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These principles, which set forth a framework for the conduct of our Board’s business, provide that:
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the principal responsibility of the directors is to oversee our management and to hold our management accountable for the pursuit of our corporate objectives;

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except as otherwise required by the rules and regulations of Nasdaq, a majority of the members of our Board must be independent directors;

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the independent directors meet regularly in executive session;

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directors have full and free access to management and, as necessary and appropriate, independent advisors; and

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new directors participate in an orientation program and all directors are encouraged to attend director education programs.

Director Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Exchange Act. Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Drs. Dietz and Cavanaugh and Messrs. Mashiach and Richard are the current members of our audit committee; Drs. Dietz and Li and Ms. Martin are the current members of our compensation committee; and Drs. Cavanaugh, Loscalzo and Schilsky and Ms. Martin are the current members of our nominating and corporate governance committee. In April 2023, our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that (i) each of our directors, except for Christopher Mirabelli and Douglas Onsi, qualifies as an “independent director” as defined under Nasdaq Listing Rules, (ii) each of our audit committee members was independent pursuant to Rule 10A-3 under the Exchange Act, and (iii) each of our compensation committee members was independent pursuant to Rule 10C-1 under the Exchange Act.
In making such determinations, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.
Director Nomination Process
Our nominating and corporate governance committee evaluates director candidates and selects or recommends for selection by the Board, director nominees. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates may include requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Board.
Criteria and Diversity
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the nominating and corporate governance committee applies certain criteria as set forth in our Corporate Governance Guidelines. These criteria include the candidate’s business experience and skills, independence, character, wisdom, judgment, integrity, ability to make independent analytical inquiries, understanding of our business environment, the ability to commit sufficient time and attention to board activities, and the absence of potential conflicts with our interests. The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.
Our nominating and corporate governance committee and Board do not have a formal policy with respect to diversity, but an objective of Board composition is to bring to our company a variety of perspectives and skills derived from high quality business and professional experience. Our Board recognizes its responsibility to ensure that nominees for our Board possess appropriate qualifications and reflect a reasonable diversity of personal and professional experience, skills, backgrounds and perspectives. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and to fulfill its responsibilities to our stockholders.
The director biographies on pages 48-53 indicate each director and director nominee’s experience, qualifications, attributes and skills that led the Board to conclude that each should continue to serve as a member of our Board. Our nominating and corporate governance committee and Board believes that each of the directors has had substantial achievement in his or her professional and personal pursuits and possesses the background, talents and experience that our Board desires and that will contribute to the best interests of our company and to long-term stockholder value.
Our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of any director candidates recommended by stockholders because the committee considers candidates proposed by stockholders and evaluates them using the same criteria as for other candidates.
For additional information regarding stockholder nominations and other proposals see “Stockholder Proposals and Nominations.”

Board Diversity Matrix (As of April 26, 2023)
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	9	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	8	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
The diversity matrix for our board of directors as of April 21, 2022 can be found in our proxy statement for the 2022 Annual Meeting filed with the SEC on April 28, 2022.
Board of Directors Meetings and Attendance
Our Board met eight times during 2022, either in person or by teleconference. During 2022, each of our directors attended at least 75% of the aggregate number of the meetings of the Board and the committees on which they served (during the period they served on the Board and on such committees).
Our Corporate Governance Guidelines provide that our directors are invited and encouraged to attend our annual meetings of stockholders.
Board of Directors Leadership Structure
Our Board separated the positions of Chief Executive Officer and Chairman of the Board effective April 1, 2020 in connection with Douglas Onsi’s promotion to Chief Executive Officer and President of the Company. Christopher Mirabelli, our prior Chief Executive Officer and President, remains our Chairman, and Thomas Dietz remains our Lead Independent Director. Our Board believes that the separation of the positions of Chief Executive Officer and Chairman of the Board, combined with a strong Lead Independent Director, strengthens the independence of our Board and encourages objective oversight of management’s performance. Although our Board does not have any current plans to do so, it may combine the roles of Chief Executive Officer and Chairman of the Board again in the future if such a structure is found to be in the best interests of Leap and its stockholders.
Dr. Mirabelli has authority, among other things, to call and preside over meetings of our Board of Directions and set meeting agendas. As a result of Dr. Mirabelli’s extensive history with and knowledge of Leap Therapeutics, he is able to provide valuable insight and help ensure that the Board and management act with a common purpose. If Dr. Mirabelli is ever not present at a meeting of the Board, an independent director is appointed to chair such meetings. In general, the agenda for every regularly scheduled Board meeting includes a meeting of the independent directors in executive session, which is presided over by Dr. Dietz, as our Lead Independent Director. In any event, our non-management directors meet in executive session at least semi-annually to discuss, among other matters, the performance of the Chief Executive Officer. Dr. Dietz presides at these meetings as the Lead Independent Director. There were eight meetings of our independent directors in executive session in 2022, at every meeting of our Board.
We have a separate chair for each committee of our Board. The chairs of each committee are expected to report to our Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters, if any. Our Board delegates substantial responsibilities to the committees, which report their activities and actions back to the full Board. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance in the participation of management and independent leadership in our Board proceedings.
Board Committees
Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, rules and regulations of Nasdaq and the SEC.
The composition and responsibilities of each of the committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.
Audit Committee
The members of our audit committee are Thomas Dietz, James Cavanaugh, Nissim Mashiach, and Christian Richard, with Dr. Dietz serving as chairman. The financial literacy requirements of the SEC require that each member of our audit committee be able to read and understand fundamental financial statements. In addition, at least one member of our audit committee must be qualified as an audit committee financial expert, as defined in Item 407 of Regulation S-K, and have financial sophistication in accordance with Nasdaq rules. Our Board has determined that Dr. Dietz qualifies as an audit committee financial expert.
The primary purpose of our audit committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. The functions of our audit committee will include, among other things:
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hiring the independent registered public accounting firm to conduct the annual audit of our financial statements and monitoring its independence and performance;

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reviewing and approving the planned scope of the annual audit and the results of the annual audit;

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pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

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reviewing significant accounting and reporting principles to understand their impact on our financial statements;

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reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

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reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

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reviewing potential conflicts of interest under and violations of our Code of Conduct;

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establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

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reviewing and approving related-party transactions; and

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reviewing and evaluating, at least annually, our audit committee’s charter.

The audit committee operates under a written charter that satisfies the applicable standards of Nasdaq and the SEC and which is available on our website at https://investors.leaptx.com/corporate-governance/documents at “Corporate Governance.” The audit committee met five times during 2022, by teleconference.
Compensation Committee
The members of our compensation committee are Thomas Dietz, William Li, and Patricia Martin, with Dr. Li serving as chairman.

The primary purpose of our compensation committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee will review all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our compensation committee will include, among other things:
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designing and implementing competitive compensation policies to attract and retain key personnel;

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reviewing and formulating policy and determining the compensation of our executive officers and employees;

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reviewing and recommending to our Board the compensation of our directors;

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administering our equity incentive plans and granting equity awards to our employees and directors under these plans;

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if required from time to time, reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full Board its inclusion in our periodic reports to be filed with the SEC;

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if required from time to time, preparing the report of the compensation committee to be included in our annual proxy statement;

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engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

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reviewing and evaluating, at least annually, our compensation committee’s charter.

The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at https://investors.leaptx.com/corporate-governance/documents at “Corporate Governance.” The compensation committee met two times during 2022, by teleconference, and otherwise acted by unanimous written consent.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are James Cavanaugh, Joseph Loscalzo, Patricia Martin, and Richard Schilsky, with Dr. Cavanaugh serving as chairman. Our Board has determined that each of Drs. Cavanaugh,. Loscalzo, and Schilsky and Ms. Martin satisfies Nasdaq independence standards.
The primary purpose of our nominating and corporate governance committee is to assist our Board in promoting the best interests of our company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our nominating and corporate governance committee will include, among other things:
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identifying, reviewing and evaluating candidates to serve on our Board;

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determining the minimum qualifications for service on our Board;

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assessing the contributions and independence of our incumbent directors;

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making recommendations to our Board regarding the composition of each committee of the Board;

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developing and recommending to our Board an annual self-evaluation process for our Board and overseeing the annual self-evaluation process;

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developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board any changes to such principles; and

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periodically reviewing and evaluating our nominating and corporate governance committee’s charter.

The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at

https://investors.leaptx.com/corporate-governance/documents at “Corporate Governance.” The nominating and corporate governance committee did not meet separately, but acted by unanimous written consent once during 2022.
Board of Directors’ Role in Risk Oversight
Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its review of the operations and corporate functions of our company, our Board addresses the principal risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
The audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function and whistleblower protections.
The compensation committee assesses and monitors the extent to which our incentive compensation policies and programs for all employees may encourage excessive risk-taking and the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.
Communicating with the Directors
Our Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The General Counsel is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries of such communications to the directors as he considers appropriate.
Under procedures approved by our Board, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters that are duplicative communications.
Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to: Board of Directors, c/o General Counsel, Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.
Additionally, we have established a confidential process for reporting, investigating and resolving employee and other third party concerns related to accounting, auditing and similar matters under the Sarbanes-Oxley Act of 2002. Stockholders and other interested parties may confidentially provide information to one or more of our directors by using the confidential and anonymous financial concern hotline that is operated by an independent, third party service. Within the United States and Canada, the Ethics Hotline can be reached by telephone, toll-free, at 1-844-413-0900, e-mailing the Company at LPTX@openboard.info, or visiting http://www.openboard.info/LPTX/.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at https://investors.leaptx.com/corporate-governance/documents at “Corporate Governance.” The nominating and corporate governance committee of our Board will be responsible for overseeing the Code of Conduct and the General Counsel or the Board approve any waivers of the Code of Conduct for employees, executive officers or directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website or in a current report on Form 8-K. We shall provide to any person without charge, upon request, a copy of the Code of Conduct. Any such request must be made in writing to Leap Therapeutics, Inc., c/o Investor Relations, 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.
Hedging and Pledging Policies
We have adopted an insider trading policy that includes provisions that restrict our directors, officers and employees from engaging in hedging or monetization transactions involving our securities and from engaging in short sales of our securities. Our insider trading policy also prohibits our directors, officers and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans.
Environmental, Social and Governance (ESG)
Our mission is to acquire and develop a pipeline of drugs with the potential to change the practice of medicine. We intend to be a biomarker-focused oncology drug development company committed to our employees, our stockholders, and cancer patients around the world.
Our Commitment to our employees
Our employees make our success possible. We foster a casual, yet professional, workplace where our Leapsters work hard, are passionate about conducting research and serving patients, enjoy our challenges, and look forward to coming to work. We are an equal opportunity employer that appreciates the benefits of a culturally diverse workforce. All qualified applicants receive consideration for employment without regard to race; color; creed; religion; national origin; age; ancestry; nationality; marital, domestic partnership or civil union status; sex, gender, gender identity or expression; affectional or sexual orientation; disability; veteran or military status or liability for military status.
In our workplace, all employees have an opportunity to participate and contribute to the success of the business and are valued for their skills, experience, and unique perspectives. We provide training for all employees on our anti-discrimination and anti-harassment policies, which are parts of our Code of Conduct. Additionally, we closely monitor equity trends and utilize data from external compensation consultants to develop compensation packages and uphold pay equity. We will continue to look for new ways to foster an inclusive culture to maintain the strongest possible team.
Our Commitment to sustainability and environmental responsibility
We strive to operate our business in an environmentally responsible way. We believe in reducing our impact on the environment and have taken steps to reduce environmental waste and increase environmental sustainability by reducing our use of paper and plastic. We have reduced the number of printed documents, and if printing is necessary, documents are generally printed double-sided to reduce our paper use. In addition, we have provided our employees with reusable water bottles and ceramic coffee cups to encourage our employees to assist in preventing single use cups and plastic water bottle waste from entering into the environment. We have no direct Scope 1 emissions from owned facilities and are evaluating the Scope 2 indirect emissions associated with the purchase of electricity at our office. We plan to report to stockholders in the future on our efforts to reduce our emissions, guided by third-party frameworks including the Sustainability Accounting Standards Board Biotechnology & Pharmaceuticals Standard and the Task Force on Climate-Related Financial Disclosures.
Our Commitment to our patients around the world
Our first priority in our commitment to patients is to bring forward promising cancer drugs through our clinical trials. Our development resources are focused on conducting clinical trials and obtaining regulatory approval of new products. To be sure that our new medicines will work effectively and be safe enough to be prescribed for the cancers patients are suffering from, we study them rigorously through clinical trials to see whether they provide adequate treatment. As our lead indication of gastric cancer is a global unmet medical need, with an extremely high prevalence in Asia, we conduct our clinical trials on a global basis with sites in the Republic of Korea in addition to those in the United States, United Kingdom, and Germany. Our goal is to help cancer patients wherever they may live.
The results of these clinical studies allow regulatory authorities to assess whether to approve the new medicines to be prescribed. As this can take several years, patients who participate in our clinical studies may have to wait for the therapy to become commercially available. We are committed to providing ongoing access when there may be a benefit for a patient to continue to be treated after a clinical study has ended. We have patients who have been on DKN-01 for more than two years since their clinical trial ended.
We understand that there are also seriously ill cancer patients who do not have options for alternative therapies and are not eligible to participate in our clinical trials. When a request for the use of a Leap product outside the scope of a clinical trial is received, we will review each request making reasonable accommodations so appropriate patients may, under the conditions described in our expanded access policy and in accordance with applicable local law, have access before a medicine is commercially available. In the same way as after a clinical study, we want to be sure we can assess whether the therapy continues to work for and is safe enough to continue to be used by the patient. We have had endometrial cancer patients whose tumors have had certain Wnt activating mutations ask to be considered to be treated with DKN-01 under our expanded access program and permitted the treatment with an earlier product, TRX518, under a single patient IND.
Our Commitment to good governance
We support governance initiatives that are aligned with our core values and that may positively affect the patients we serve, our employees, our communities, and our world. In 2023, we formalized oversight of ESG and DEI matters within our Board committees. All Board members will receive regular reports from management on ESG- and DEI-related matters and initiatives. The Nominating and Corporate Governance Committee will oversee our ESG strategy, initiatives, and policies. The Compensation Committee will oversee our human capital management and DEI strategies. We aim to make a meaningful and long-lasting impact on the lives of cancer patients and are committed to building a sustainable business that provides long-term value for all of our stakeholders.

EXECUTIVE COMPENSATION
Overview
The following discussion relates to the compensation of Douglas Onsi, our current Chief Executive Officer and President, Augustine Lawlor, our Chief Operating Officer and Cynthia Sirard, our Chief Medical Officer. These are the individuals we have determined to be our named executive officers for the year ended December 31, 2022.
Each year, our compensation committee reviews and determines the compensation of our executive officers. Our executive compensation program is designed to attract and retain a highly skilled team of key executives and to align the compensation of our executives with the interests of our stockholders by rewarding the achievement of short- and long-term strategic financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Stock Awards(2)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Douglas E. Onsi Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	2022	636,667	630,500	211,381	350,167	54,461(4)	1,883,176
	2021	595,833	192,750	306,384	393,250	50,395(4)	1,538,612
Augustine Lawlor Chief Operating Officer	2022	472,083	436,500	211,381	188,833	52,649(5)	1,361,446
	2021	436,667	128,500	274,092	209,600	47,567(5)	1,096,426
Cynthia Sirard Chief Medical Officer	2022	472,083	436,500	211,381	188,333	48,229(6)	1,356,526
	2021	437,143	128,500	274,092	209,829	44,247(6)	1,093,811

(1)
Effective February 1, 2021, the base salary for Douglas Onsi was increased to $600,000 and effective February 1, 2022 was increased to $640,000. Effective February 1, 2021, the base salary for Augustine Lawlor was increased to $440,000 and effective February 1, 2022 was increased to $475,000. Effective February 1, 2021, the base salary for Cynthia Sirard was increased to $440,000 and effective February 1, 2022 was increased to $475,000.

(2)
This column reflects the aggregate fair value of equity awards granted in 2021 and 2022 as of the grant date for each such award, and is calculated in accordance with ASC 718.

Douglas Onsi:   In January 2021, we made an option grant to Mr. Onsi to purchase 175,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in May 2021, we made an option grant to Mr. Onsi to purchase 30,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years. Also in January 2021, we granted Mr. Onsi 75,000 restricted stock units RSUs which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier.
In January 2022, we granted Mr. Onsi 325,000 restricted stock units (“RSUs”) pursuant to our 2022 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier. In September 2022, we made an option grant to Mr. Onsi to purchase 200,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years.
Augustine Lawlor:   In January 2021, we made an option grant to Mr. Lawlor to purchase 150,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in May 2021, we made an option grant to Mr. Lawlor to purchase 30,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years. Also in January 2021, we granted Mr. Lawlor 50,000 restricted stock units (“RSUs”) which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier.

In January 2022, we granted Mr. Lawlor 225,000 restricted stock units (“RSUs”) pursuant to our 2022 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier. In September 2022, we made an option grant to Mr. Lawlor to purchase 200,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years.
Cynthia Sirard:   In January 2021, we made an option grant to Dr. Sirard to purchase 150,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in May 2021, we made an option grant to Dr. Sirard to purchase 30,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years. Also in January 2021, we granted Dr. Sirard 50,000 restricted stock units RSUs which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier.
In January 2022, we granted Dr. Sirard 225,000 restricted stock units (“RSUs”) pursuant to our 2022 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier. In September 2022, we made an option grant to Dr. Sirard to purchase 200,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years.
(3)
This column represents the cash incentive bonus payments for 2021 and 2022 made to each executive.

(4)
For 2022, other compensation includes 401(k) matching ($23,213), payment of medical insurance ($24,656) and dental insurance ($1,425), Company HSA contribution ($4,030), life insurance ($644) and Paid Medical Leave ($494). For 2021, other compensation includes 401(k) matching ($22,167), payment of medical insurance ($22,662) and dental insurance ($1,425), Company HSA contribution ($3,197), life insurance ($414) and Paid Medical Leave ($531).

(5)
For 2022, other compensation includes 401(k) matching ($18,883), payment of medical insurance ($24,656) and dental insurance ($1,425), Company HSA contribution ($4,030), life insurance ($3,162) and Paid Medical Leave ($494). For 2021, other compensation includes 401(k) matching ($17,467), payment of medical insurance ($22,662) and dental insurance ($1,425), Company HSA contribution ($3,197), life insurance ($2,286) and Paid Medical Leave ($531).

(6)
For 2022, other compensation includes 401(k) matching ($16,682), payment of medical insurance ($24,656) and dental insurance ($1,425), Company HSA contribution $(4,030), life insurance ($943) and Paid Medical Leave ($494). For 2021, other compensation includes 401(k) matching ($16,019), payment of medical insurance ($22,662) and dental insurance ($1,425), Company HSA contribution ($3,197), life insurance ($414) and Paid Medical Leave ($531).

Elements of Executive Compensation
The compensation of our named executive officers consists of base salary, annual cash bonuses, equity awards and employee benefits that are made available to all salaried employees. Our named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment and certain change of control transactions pursuant to employment agreements. In addition to the factors discussed below, the compensation committee also considers recommendations from our Chief Executive Officer, who regularly discusses compensation issues with the chairperson of the compensation committee and meets with our compensation committee to discuss these matters.
The following describes the material terms of the elements of our executive compensation program during fiscal year 2022.
Overview
Our executive compensation program is based on a pay-for-performance philosophy. We designed our executive compensation program to achieve the following primary objectives: provide compensation and benefit levels that will attract, retain, motivate and reward a highly talented executive team within the context of responsible cost management; establish a direct link between our individual/team performance and results and our executives’ compensation; and align the interests and objectives of our executives with those of our stockholders by linking executive equity awards to stockholder value creation. Compensation for our executive officers is composed primarily of the following three main components: base salary, annual cash incentive bonuses, and long-term equity incentives.
Base Salary
Base salaries are determined on a case-by-case basis for each executive officer (including our three named executive officers), including consideration of each officer’s experience, expertise and performance, as well as market compensation levels for similar positions.
	2021	2022
	Base Salary
Name	($)	($)
Douglas E. Onsi	600,000	640,000(1)
Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary
Augustine Lawlor	440,000	475,000(2)
Chief Operating Officer
Cynthia Sirard	440,000	475,000(3)
Chief Medical Officer

(1)
Effective February 1, 2021, Mr. Onsi’s base salary was increased to $600,000 and effective February 1, 2022 Mr. Onsi’s base salary was increased to $640,000.

(2)
Effective February 1, 2021, Mr. Lawlor’s base salary was increased to $440,000 and effective February 1, 2022 Mr. Lawlor’s base salary was increased to $475,000.

(3)
Effective February 1, 2021, Dr. Sirard’s base salary was increased to $440,000 and effective February 1, 2022, Dr. Sirard’s base salary was increased to $475,000.

Annual Cash Incentive Bonuses
Annual cash incentive bonuses are contingent upon our achievement of certain operational and financial objectives. Each executive officer’s target bonus amount is expressed as a percentage of the officer’s base salary and is intended to be commensurate with the officer’s position and responsibilities. Target bonuses for each officer for the year ended December 31, 2022 were 55% of salary received for Mr. Onsi and 40% of salary received for Dr. Sirard and Mr. Lawlor, and were based entirely on the achievement of corporate objectives established by our Board. The corporate objectives reflect the important, objective, and measurable clinical, business development, financial, research, intellectual property, and operational goals of our company. Based on the achievement of the Board approved corporate objectives for 2022, along with the achievement of several important “stretch” objectives relating to financial, clinical and regulatory progress, the compensation committee determined that Douglas E. Onsi, Augustine Lawlor, and Cynthia Sirard were each entitled to a cash bonus equal to 100% of their target bonus amounts, representing a total cash bonus of $350,167, $188,833 and $188,833, respectively, that was paid in March and April 2023.
Long-term Equity Incentives
We believe equity awards in the form of options to purchase shares of our Common Stock provide an incentive for our executive officers to focus on driving growth in our stock price and long-term value creation and help us to attract and retain key talent. In addition, the granting of options helps ensure that the interests of our officers are aligned with those of our stockholders as the options only have value if the value of our Common Stock increases after the date the option is granted.
Our officers are entitled to certain benefits if the officer’s employment terminates in certain circumstances or if a change of control occurs. Our Board and our compensation committee review our officers’ overall compensation packages on an annual basis or more frequently as they deem appropriate.
From time to time, we may retain independent compensation consultants as we consider appropriate to help identify appropriate peer group companies and to obtain and evaluate current executive compensation data. In 2022, we retained an independent compensation consultant in designing our executive compensation programs.

Employment Agreements
We initially entered into employment agreements with each of Messrs. Onsi and Lawlor on the same terms. Effective April 2020, we entered into a new employment agreement with Mr. Onsi in connection with his appointment as Chief Executive Officer and President. These agreements provide that each executive receives an annual base salary, initially established at $400,000, and that each is eligible for an annual incentive bonus, with the target bonus being 35% of the executive’s base salary. In connection with his appointment as Chief Executive Officer and President, Mr. Onsi’s base salary was increased to $550,000, with his target bonus being 50% of his base salary. The compensation committee of the Board determines each executive’s actual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee within the first three months of each fiscal year.
Under the agreement for Messrs. Onsi and Lawlor, if the executive’s employment is terminated by us without cause or if the executive resigns with good reason (as such terms are defined in the agreement), in either case prior to a change in control or one year after a change in control (as such term is defined in the agreement), the executive will be entitled to receive cash severance equal to the executive’s annualized base salary (or in the case of Mr. Onsi, 150% of his annualized base salary); a pro-rata bonus, payable within two and one-half months following the end of the fiscal year in which the termination or resignation occurs; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; reimbursement of the executive’s COBRA premiums for 12 months (or in the case of Mr. Onsi, 18 months); and acceleration of vesting on any outstanding equity awards along with an extension of the time period to exercise the outstanding equity awards to one year. In the event that such termination or resignation occurs during the one-year period immediately following a change in control, the executive will also receive an increase in the cash severance amount to double the executive’s annualized base salary, an extension of the time period during which Leap will reimburse COBRA premiums to 18 months (or in the case of Mr. Onsi, 24 months), and an extension of the time period to exercise all outstanding equity awards to two years. An executive’s right to receive these severance benefits is subject to the executive providing a release of claims in favor of Leap and the return of all company property.
With respect to Dr. Sirard, her employment agreement, as amended, provides that she will receive an annual base salary of $405,719, and she is eligible for an annual incentive bonus, with the target bonus being 35% of her base salary. As with all of our executives, the compensation committee of the Board determines each Dr. Sirard’s annual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee within the first three months of each fiscal year. Under the agreement with Dr. Sirard, if her employment is terminated by us without cause or if she resigns with good reason (as such terms are defined in the agreement), she will be entitled to receive cash severance equal to her annualized base salary; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; and reimbursement of her COBRA premiums for 12 months. In the event that such termination or resignation occurs during the one year period immediately following a change in control, Dr. Sirard will also receive an increase in the cash severance amount to 125% of her annualized base salary, an extension of the time period during which Leap will reimburse COBRA premiums to 15 months, and an extension of the time period to exercise all outstanding equity awards to two years.
For all of our named executive officers, in the event that a change in control occurs during the term of an executive’s employment, and the severance and other benefits provided in his or her respective agreement are considered “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the code, the executive’s severance and other benefits constituting parachute payments will be either (i) delivered in full or (ii) delivered to a lesser extent which would result in no portion of such severance being subject to excise tax under Section 4999 of the Code, whichever provides the greatest amount to the executive. If any reduction in severance and other benefits constituting parachute payments is necessary to achieve the effect of clause (ii) above, then the reduction will occur first from cash severance payments, next from cancellation of accelerated vesting of equity awards and third from reduction of continued employee benefits.
Each named executive officer’s employment agreement incorporates the terms and provisions of a customary employee proprietary information, invention, non-competition and non-solicitation agreement between Leap and the executive. This agreement includes a noncompetition covenant during the period of the executive’s employment and for one year thereafter. The agreement also provides for the executive to participate in our benefit programs made available to our executives generally. Our executive employment agreements generally do not include a specified term as the employment of our executives is “at-will.”
Stock Option and Other Compensation Plans
We maintain our 2016 Equity Incentive Plan, as amended, and 2022 EIP to provide incentives that will attract, retain and motive highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2022.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Douglas E. Onsi	1/20/2017	330,303	0	9.90	1/20/2027
Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	4/18/2018	50,000	0	7.66	4/18/2028
	1/1/2019	48,960	1,040	2.00(1)	1/1/2029
	6/11/2019	200,000	0	1.39	6/11/2029
	3/17/2020	458,334	41,666	1.42(2)	3/17/2030
	3/17/2020							660,606	297,273(7)
	8/10/2020	58,335	16,665	1.97(3)	8/10/2030
	1/26/2021							75,000	33,750(8)
	1/26/2021	111,806	63,194	2.57(4)	1/26/3031
	5/26/2021	15,834	14,166	1.62(5)	5/26/2031
	1/31/2022							325,000	146,250(9)
	9/1/2022	16,667	183,333	1.43(6)	9/1/2032
Augustine Lawlor	1/20/2017	330,303	0	9.90	1/20/2027
Chief Operating Officer	4/18/2018	50,000	0	7.66	4/18/2028
	1/1/2019	48,960	1,040	2.00(1)	1/1/2029
	6/11/2019	200,000	0	1.39	6/11/2029
	4/9/2020	44,445	5,555	1.69(10)	4/9/2030
	8/10/2020	58,335	16,665	1.97(3)	8/10/2030
	1/26/2021							50,000	22,500(12)
	1/26/2021	95,834	54,166	2.57(11)	1/26/2031
	5/26/2021	15,834	14,166	1.62(5)	5/26/2031
	1/31/2022							225,000	101,250(13)
	9/1/2022	16,667	183,333	1.43(6)	9/1/2032

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Cynthia Sirard	1/24/2013	61	0	3.97	1/24/2023
Chief Medical Officer	9/9/2014	2,517	0	5.56	9/9/2024
	9/12/2014	2,814	0	5.36	9/12/2024
	1/20/2017	69,130	0	9.90	1/20/2027
	1/23/2017	17,000	0	9.90	1/23/2027
	11/29/2017	75,000	0	6.49	11/29/2027
	4/18/2018	20,000	0	7.66	4/18/2028
	12/5/2018	20,000	0	3.68	12/5/2029
	6/11/2019	90,000	0	1.39	6/11/2029
	3/2/2020	137,500	12,500	2.94(14)	3/2/2030
	4/9/2020	44,445	5,555	1.69(10)	4/9/2030
	8/10/2020	58,334	16,666	1.97(3)	8/10/2030
	1/26/2021							50,000	22,500(12)
	1/26/2021	95,834	54,166	2.57(11)	1/26/2031
	5/26/2021	15,834	14,166	1.62(5)	5/26/2031
	1/31/2022							225,000	101,250(13)
	9/1/2022	16,667	183,333	1.43(6)	9/1/2032

(1)
In January of 2019, we made an option grant to Douglas Onsi and Augustine Lawlor to purchase 50,000 shares of Leap’s common stock pursuant to our 2012 and 2016 Equity Incentive Plans. These options vest in equal monthly installments over a period of four years, generally subject to the executive’s continued employment.

(2)
In March of 2020, we made an option grant to Douglas Onsi to purchase 500,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to Mr. Onsi’s continued employment.

(3)
In August of 2020, we made an option grant to Douglas Onsi, Augustine Lawlor and Cynthia Sirard to purchase 75,000 shares of Leap’s common stock pursuant to our 2012 and 2016 Equity Incentive Plans. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(4)
In January of 2021, we made an option grant to Douglas Onsi to purchase 175,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(5)
In May of 2021, we made an option grant to Douglas Onsi, Augustine Lawlor and Cynthia Sirard to purchase 30,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(6)
In September of 2022, we made an option grant to Douglas Onsi, Augustine Lawlor and Cynthia Sirard to purchase 200,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(7)
In March of 2020, we granted Douglas Onsi 660,606 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represent the value of Mr. Onsi’s RSUs based upon the closing price of $0.45 of our common stock on the Nasdaq Global Market on December 31, 2022.

(8)
In January of 2021, we granted Douglas Onsi 75,000 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represent the value of Mr. Onsi’s RSUs based upon the closing price of $0.45 of our common stock on the Nasdaq Global Market on December 31, 2022.

(9)
In January of 2022, we granted Douglas Onsi 325,000 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represent the value of Mr. Onsi’s RSUs based upon the closing price of $0.45 of our common stock on the Nasdaq Global Market on December 31, 2022.

(10)
In April 2020, we made an option grant to Augustine Lawlor and Cynthia Sirard to purchase 50,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(11)
In January of 2021, we made an option grant to Augustine Lawlor and Cynthia Sirard to purchase 150,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(12)
In January of 2021, we granted Augustine Lawlor and Cynthia Sirard 50,000 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represent the value of Mr. Lawlor and Dr. Sirard RSUs based upon the closing price of $0.45 of our common stock on the Nasdaq Global Market on December 31, 2022.

(13)
In January of 2022, we granted Augustine Lawlor and Cynthia Sirard 225,000 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represent the value of Mr. Lawlor and Dr. Sirard RSUs based upon the closing price of $0.45 of our common stock on the Nasdaq Global Market on December 31, 2022.

(14)
In March of 2020, we made an option grant to Cynthia Sirard to purchase 150,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of four years, generally subject to the executive’s continued employment.

Retirement Benefits
We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The plan provides that each participant may contribute up to the statutory limit, which is $20,500 for calendar year 2022. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2022 may be up to an additional $6,500 above the statutory limit. In general, eligible compensation for purposes of the 401(k) plan includes an employee’s earnings reportable on IRS Form W-2 subject to certain adjustments and exclusions required under the Code. We also make matching employer contributions in cash to each employee’s 401(k) plan at a rate of 100% of the first 3% of earnings contributed by each such employee and 50% of the next 2% of earnings contributed. Employees participating in the 401(k) plan are fully vested in our matching contributions, and investments are directed by employees. The 401(k) plan currently does not offer the ability to invest in our securities.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and its NEOs pay.
The table below presents information on the compensation of our chief executive officer and our other NEOs in comparison to certain performance metrics for 2022 and 2021. The metrics are not those that the compensation committee uses when setting executive compensation. The use of the term “compensation actually paid” (CAP) is required by the SEC’s rules. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table.
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return (TSR)	Net Loss (in millions)
	(a)	(b)	(c)	(d)	(e)	(f)
2022	$1,883,176	$(1,618,600)	$1,358,987	$261,716	$20	$(55)
2021	$1,538,612	$2,609,427	$1,095,119	$1,317,300	$144	$(41)
The Principal Executive Officer (PEO) information reflected in columns (a) and (b) relates to Douglas Onsi. The non-Principal Executive Officer Named Executive Officers (non-PEO NEOs) information reflected in columns (c) and (d) of the tabular disclosure above represent the following individuals: Augustine Lawlor and Cynthia Sirard for 2022 and 2021, respectively. Column (e) represents the cumulative total shareholder return (“TSR”) as calculated in accordance with Item 201(e) of Regulation S-X assuming an initial fixed investment of $100. Column (f) represents the net loss as disclosed in the audited GAAP financial statements.

(1)
The fair value of stock options reported for CAP purposes in columns (b) and (d) is estimated using a Black-Scholes option pricing model for the purposes of this Pay Versus Performance calculation in accordance with SEC rules. This model uses both historical data and current market data to estimate the fair value of options and requires various assumptions. The assumptions used in estimating fair value awards per SEC rules relating to CAP are as follows:

	Fair Value Assumptions of Equity Awards as of December 31,
	2022	2021
Volatility	82.7% – 82.7%	66.94% – 82.7%
Expected life (years)	2.65 – 6.17	2.53 – 5.9
Expected dividend yield	0.00%	0.00%
Risk-free rate	0.97% – 4.58%	0.17% – 1.35%

To calculate Compensation Actually Paid (CAP), the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:
PEO SCT Total to CAP Reconciliation
Year	Salary	Stock Awards	Option Awards	Bonus and Non-Equity Incentive Compensation	All Other Compensation(i)	SCT Total	Deductions from SCT Total(ii)	Fair Value Adjustmentx to SCT Total(iii)	CAP
2022	$636,667	$630,500	$211,381	$350,167	$54,461	$1,883,176	$(841,881)	$(2,659,895)	$(1,618,600)
2021	$595,833	$192,750	$306,384	$393,250	$50,395	$1,538,612	$(499,134)	$1,569,949	$2,609,427
Average Non-PEO NEOs SCT Total to CAP Reconciliation
Year	Salary	Stock Awards	Option Awards	Bonus and Non-Equity Incentive Compensation	All Other Compensation(i)	SCT Total	Deductions from SCT Total(ii)	Fair Value Adjustmentx to SCT Total(iii)	CAP
2022	$472,083	$436,500	$211,381	$188,583	$50,439	$1,358,987	$(647,881)	$(449,389)	$261,716
2021	$436,905	$128,500	$274,092	$209,715	$45,907	$1,095,119	$(402,592)	$624,774	$1,317,300

(i)
Reflects “all other compensation” reported in the SCT for each year shown.

(ii)
Represents the grant date fair value of equity-based awards granted each year.

(iii)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component of CAP for fiscal years 2022 and 2021 are further detailed in the supplemental tables below.

SUPPLEMENTAL TABLES
PEO Equity Component of CAP:
Year	Fair Value of Current Year Equity Awards at December 31,(2)	Change in Fair Value of Prior Years’ Awards Unvested at December 31,(3)	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended December 31,(4)	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended December 31,(5)	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2022	$194,648	$(2,360,121)	$(494,421)	$—	$(2,659,895)
2021	$649,215	$948,230	$(27,496)	$—	$1,569,949
Average Non-PEO NEOs Equity Component of CAP:
Year	Fair Value of Current Year Equity Awards at December 31,(2)	Change in Fair Value of Prior Years’ Awards Unvested at December 31,(3)	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended December 31,(4)	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended December 31,(5)	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2022	$149,648	$(354,028)	$(245,010)	$—	$(449,389)
2021	$520,160	$125,685	$(21,071)	$—	$624,774

(2)
Consists of the fair value of awards granted in 2021 and 2022.

(3)
Change in fair value of awards unvested at year end consist of awards granted prior to the covered years.

(4)
Consists of change in fair value for awards granted in prior years and vested during the covered years.

Pay Versus Performance Narrative Disclosure
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on CAP and each of net loss and total shareholder return (“TSR”). We do not utilize TSR and net loss in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail above in the section “Arrangements with Our Executive Officers,” part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain criteria.
Compensation Actually Paid vs. Net Loss
As shown in the graph below, CAP to the PEO was ($1.6) million and $2.6 million in 2022 and 2021, respectively. Average CAP to non-PEO NEOs was $0.3 million and $1.3 million in 2022 and 2021, respectively. The Company reported net losses of $54.6 million and $41.0 million in 2022 and 2021, respectively. The Company does not use net loss to determine compensation levels or incentive plan payouts, therefore the PEO and non-PEO NEOs CAP does not fluctuate with changes to net loss.
Compensation Actually Paid vs. Total Shareholder Return
As shown in the graph below, CAP to the PEO was ($1.6) million and $2.6 million in 2022 and 2021, respectively. Average CAP to non-PEO NEOs was $0.2 million and $1.3 million in 2022 and 2021, respectively. TSR was $20 and $144 in 2022 and 2021, respectively. The Company does not use TSR to determine compensation levels or incentive plan payouts, therefore the PEO and non-PEO NEOs CAP does not fluctuate with changes to TSR. Executives are eligible for equity awards as described in the “Arrangements with Our Executive Officers” section which, although not directly tied to TSR, provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period.

EQUITY COMPENSATION PLAN INFORMATION
The following table contains information about our equity compensation plans as of December 31, 2022.
Name	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	11,917,331(2)	$3.59	5,400,921(3)
Equity compensation plans not approved by security holders	—	—	—
Total	11,917,331(2)	$3.59	5,400,921(3)

(1)
Includes information regarding our Amended and Restated 2012 Equity Incentive Plan, our 2016 Equity Incentive Plan, our 2022 Equity Incentive Plan and the assumed Macrocure 2013 Plan and 2008 Plan.

(2)
Includes i) 183,241 shares of Leap common stock issued in connection with the exchange of Macrocure options and the assumption of the Macrocure 2013 Plan and 2008 Plan ii) 1,354,173 shares issued pursuant to the Amended and Restated 2012 Equity Incentive Plan iii) 7,564,917 shares issued pursuant to the Leap 2016 Equity Incentive Plan and iv) 2,815,000 shares issued pursuant to the 2022 Equity Incentive Plan.

(3)
Includes 4,709,297 shares available for future issuance under the 2022 Equity Incentive Plan and 691,624 shares available for future issuance under the 2016 Plan.

DIRECTOR COMPENSATION
Under our director compensation program, we pay our non-employee directors retainers in cash. We do not pay any compensation to our employees in connection with their service on our Board and, consequently, Mr. Onsi and Dr. Mirabelli are not included in the table. The compensation that we pay to our executives is discussed in the “Executive Compensation” section of this proxy statement. Each non-employee director receives a cash retainer for service on the Board and for service on each committee on which the director is a member. The chairpersons of each committee receive higher retainers for such service. These fees are payable semi-annually in arrears. Each non-employee director shall be paid an annual fee of $45,000 and such additional fees as set out in the following table:
Name	2023 Annual Fee ($)
Chairman of the audit committee	20,000
Member of audit committee (other than chairman)	10,000
Chairman of compensation committee	15,000
Member of compensation committee (other than chairman)	7,500
Chairman of governance and nominating committee	10,000
Member of governance and nominating committee (other than chairman)	5,500
Lead Independent Director	30,000(1)

(1)
Effective January 1, 2023, the annual fee for Lead Independent Director was increased to $30,000.

We also continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

In addition, under our director compensation program in 2022, each non-employee director elected to our Board would receive an option to purchase 100,000 shares of Common Stock, with each of these options vesting in equal quarterly installments over a three-year period measured from the date of grant, subject to the non-employee director’s continued service as a director, and becoming exercisable in full upon a change in control of our company.
Each year, under our director compensation program, each non-employee director will receive an annual stock option grant. In 2022, the annual grant to non-employee directors was an option to purchase 55,000 shares of Common Stock and our Lead Independent Director will receive an option to purchase 60,000 shares of Common Stock. In 2023, the annual grant to non-employee directors was an option to purchase 150,000 shares of Common Stock and our Lead Independent Director will receive an option to purchase 175,000 shares of Common Stock. These option grants will be at an exercise price equal to the fair market value of Common Stock on the date of grant and will vest quarterly over a one-year period.
This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2022.
Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
James Cavanaugh	$65,000(2)	97,797	162,797
Thomas Dietz	$101,250(3)	109,410	210,660
William Li	$60,000(4)	97,797	157,797
Joseph Loscalzo	$50,500(5)	97,797	148,297
Nissim Mashaich	$55,000(6)	97,797	152,797
Richard Schilsky	$15,000(7)	119,806	134,806
Monica Bertagnolli	$32,813(8)	72,841	105,654

(1)
This column reflects the aggregate fair value of equity awards granted in 2022 as of the grant date for each such award, and is calculated in accordance with ASC 718, using the Black-Scholes option-pricing model. Assumptions used in the calculations for these amounts are set forth in Note 9 to our financial statements included in our Annual Report on Form 10-K filed with the SEC on March 24, 2023. In January 2022, we made an option grant to non-employee, non-lead independent directors to purchase 55,000 shares of common stock (the Lead independent director received 60,000 options) which vest quarterly over a one year period from the grant date. In September 2022, we made an option grant to non-employee, non-lead independent directors to purchase 25,000 shares of common stock (the Lead independent director received 30,000 options) which vest quarterly over a one year period from the grant date. Also in September 2022, we made an option grant to Dr. Schilsky in connection with his appointment to the board of directors on September 1, 2022, to purchase 100,000 shares of common stock which vest quarterly over a three year period from the grant date.

(2)
Includes $45,000 for annual fee as non-employee director, $10,000 for annual fee as Chairman of the Governance & Nominating Committee and $10,000 for fee as a member of the Audit Committee.

(3)
Includes $45,000 for annual fee as non-employee director, $20,000 for annual fee as Audit Committee Chairman, $7,500 for annual fee as a member of the Compensation Committee, and $28,750 for annual fee as Lead Independent Director.

(4)
Includes $45,000 for annual fee as a non employee director and $15,000 for fee as Chairman of the Compensation Committee.

(5)
Includes $45,000 for annual fee as non-employee director and $5,500 for annual fee as a member of the Governance & Nominating Committee.

(6)
Includes $45,000 for annual fee as a non employee director and $10,000 for annual fee as a member of the Audit Committee.

(7)
Includes $15,000 for fee as a non employee director (appointed September 1, 2022).

(8)
Includes fees earned in 2022 of $28,125 for fee as a non employee director and $4,688 for fee as a member of the Compensation Committee. Effective August 12, 2022, Dr. Bertagnolli resigned as a director, as a result of her appointment as the 16th Director of the National Cancer Institute (NCI) by the Biden administration. Dr. Bertagnolli’s departure was not a result of any disagreement with the Company relating to the Company’s operations, policies or practices.

The following table sets forth, as of December 31, 2022, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time.
Name	Exercisable	Unexercisable	Total
James Cavanaugh	174,550	32,500	207,050
Thomas Dietz	201,425	37,500	238,925
William Li	163,550	32,500	196,050
Joseph Loscalzo	174,550	32,500	207,050
Nissim Mashaich	346,791	32,500	379,291
Richard Schilsky	8,334	91,666	100,000(1)
Monica Bertagnolli	0	0	0(2)

(1)
New board member appointed September 1, 2022.

(2)
Resigned as board member August 12, 2022. There are 59,900 vested options which were granted to Dr. Bertagnolli and were transferred to her son.

AUDIT COMMITTEE REPORT
The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.
The audit committee has reviewed the Leap audited consolidated financial statements for the year ended December 31, 2022 and has discussed these statements with management and EisnerAmper LLP (“EisnerAmper”), the Company’s independent registered public accounting firm. Leap management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Leap Therapeutics, Inc. in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with us. The audit committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.
The audit committee also received from, and discussed with, EisnerAmper the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”), in Rule 3200T.
EisnerAmper also provided the audit committee with the written disclosures and the letter required by Rule 3526 of the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The audit committee has reviewed this disclosure and has discussed with EisnerAmper their independence from Leap.
Based on its discussions with management and our independent registered public accounting firm as outlined above, and its review of the representations and information provided by management and our independent registered public accounting firm, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Leap Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.
Respectfully submitted by the audit committee,
/s/ Thomas Dietz, Chair
/s/ James Cavanaugh
/s/ Nissim Mashiach

PROPOSAL NO. 2
ADVISORY NON-BINDING VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act and the Dodd-Frank Act and rules and regulations of the SEC, we are providing our stockholders with an opportunity to cast an advisory, non-binding vote on the approval of the compensation of our named executive officers. The compensation of our named executive officers is disclosed in the “Executive Compensation” section. We ask that you provide an advisory vote to approve the following, non-binding resolution on named executive officer compensation:
“RESOLVED, that the stockholders approve the compensation paid to Leap’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation section, compensation tables and related footnotes, and narrative disclosures.”
This advisory vote is commonly referred to as a “say-on-pay” vote and is required by Section 14A of the Exchange Act. Because this is an advisory vote, the stockholder vote will not be binding on us. Nevertheless, our compensation committee and Board value the opinions expressed by our stockholders and will take the outcome of the vote into account in future determinations concerning our executive compensation program.
Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. The Executive Compensation section of this proxy statement contains details on the compensation of our named executive officers.
VOTE REQUIRED
The affirmative vote of a majority of the votes cast on the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be required to approve the advisory vote on executive compensation. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS AN ADVISORY (NON-BINDING) VOTE
“FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS.

PROPOSAL NO. 3
ADVISORY NON-BINDING VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION
In this proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, is required by Section 14A of the Exchange Act.
Under Section 14A of the Exchange Act, now that we no longer qualify as an “emerging growth company” we are required to solicit stockholder advisory votes on the frequency of future “say-on-pay” votes at least once every six years. Accordingly, we are providing stockholders with the opportunity to cast an advisory vote on whether they would prefer future “say-on-pay” votes on an annual basis, once every two years or once every three years.
Because this proposal calls for a non-binding advisory vote, our Board and our compensation committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three years). However, our Board and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. We expect that the next “say-on-frequency” vote will occur at the 2029 Annual Meeting of Stockholders.
After careful consideration of the frequency alternatives, the Board believes that conducting an advisory vote on executive compensation on an annual basis is appropriate as we seek to maintain a consistent approach to executive compensation from year to year, and market practice is that annual “say-on-pay” votes are held. We believe that an annual advisory vote will enable our stockholders to provide timely, direct input on our executive compensation program as disclosed in the proxy statement each year, and is consistent with our efforts to engage in an ongoing dialogue with our stockholders. Our compensation committee, which administers the executive compensation program, values the opinions expressed by our stockholders in these votes, and even though non-binding, will continue to consider the outcome of these votes in making its decisions on executive compensation.
VOTE REQUIRED
The option of one year, two years or three years that receives the highest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting will be the frequency for the advisory vote on executive compensation that has been selected by our stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS AN ADVISORY (NON-BINDING) VOTE
“FOR” THE OPTION OF “1 YEAR” ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4
APPROVAL OF THE AMENDMENT TO THE LEAP THERAPEUTICS, INC. 2022 EQUITY
INCENTIVE PLAN
OVERVIEW
The 2022 Equity Incentive Plan (the “2022 EIP”) provides for a total of up to 8,881,220 shares of Common Stock that can be subject to awards made or granted thereunder. As of April 13, 2023, we had available a total of 999,374 shares of Common Stock available for future grants under our 2022 EIP.
The Company proposes to amend the 2022 EIP (“EIP Proposal”) to increase the number of shares authorized for issuance under the 2022 EIP. The Board recommends that our stockholders approve an increase to the number of shares authorized for issuance under the 2022 EIP by 22,500,000 shares, excluding the effects of the Reverse Stock Split, for an aggregate of up to 31,381,220 shares, excluding the effects of the Reverse Stock Split, authorized for issuance under the 2022 EIP (the “2022 EIP Amendment”, and the 2022 EIP, as amended by the 2022 EIP Amendment, the “Amended 2022 EIP”). In the event that the EIP Proposal is approved by our stockholders and that the Reverse Stock Split (as described in Proposal No. 7) is implemented at a ratio of 1 for 10, then the increase in the number of shares authorized for issuance under the Amended 2022 EIP will be 2,250,000 shares and the aggregate number of shares authorized for issuance under the Amended 2022 EIP after giving effect to such increase will be up to 3,138,122 shares.
The following is a summary of the Amended 2022 EIP, which is qualified in its entirety by the complete text of the Amended 2022 EIP attached as Annex A to this proxy statement. To the extent the description below differs from the Amended 2022 EIP text in Annex A, the text of the Amended 2022 EIP governs the terms and provisions of the Amended 2022 EIP. Because our executive officers and directors are eligible to receive awards under the Amended 2022 EIP, they may be deemed to have a personal interest in the adoption of this proposal.
PURPOSES OF THE PROPOSAL
The Board has determined that it is very important that we continue to maintain an equity incentive plan that provides us with sufficient flexibility to create meaningful incentives for our senior executives and other employees. Accordingly, the Board believes that approval of the 2022 EIP Amendment is of critical importance to the Company and the creation of stockholder value.
The Board believes that the Amended 2022 EIP:
•
aligns the long-term interests of key employees and stockholders by creating a direct link between key employee compensation and stockholder return;

•
enables key employees to develop and maintain a substantial stock ownership in the Company; and

•
provides incentives for key employees to contribute to our success.

Based upon the importance of long-term incentives in supporting the key objectives of our equity compensation program, and an analysis of the equity incentive plans of our peer companies, management recommended, and the Board approved the proposed increase of 22,500,000 shares authorized for issuance under the Amended 2022 EIP. The Amended 2022 EIP would represent approximately 6.4% of our fully-diluted Common Stock as of April 13, 2023, taking into account the potential impact of shares issuable upon the conversion of the Series X Preferred Stock, the exercise of outstanding warrants and options to acquire shares of Common Stock, the vesting and settlement of outstanding restricted stock units, and the shares eligible that remain available for future grant under our equity incentive plans.
The Board has adopted the 2022 EIP Amendment, subject to stockholder approval. The 2022 EIP Amendment is being submitted to stockholders for approval at the Annual Meeting. The Board believes it is in the best of interest of the Company and its stockholders for the stockholders to approve the 2022 EIP Amendment at the Annual Meeting. If our stockholders do not approve the 2022 EIP Amendment, the 2022 EIP Amendment will not become effective. Our Board recommends a vote for approval of the 2022 EIP Amendment because it will allow us to continue to use equity-based incentives and promote the goals of our compensation strategy.

In addition, when determining the number of shares authorized for issuance under the
Amended 2022 EIP, the Board and the compensation committee carefully considered the impact of the Merger on our equity incentive plans as a percentage of our fully-diluted capitalization, the potential dilution to our current stockholders, and the projected future share usage in order to recruit and retain employees in a competitive biotechnology industry market.
We expect that the shares available for future awards, including the additional shares if this proposal is approved by our stockholders, will be sufficient for awards under the Amended 2022 EIP for the next two years. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; whether future awards are in the form of stock options and restricted stock awards or in the form of full value awards; the rate at which shares are returned to the Amended 2022 EIP reserve upon the expiration, forfeiture or cash settlement of awards; the future performance of our stock price; consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
ADDITIONAL INFORMATION ON OUTSTANDING AWARDS AND GRANTS
The following provides additional information on the total awards outstanding under our existing equity incentive plans as of December 31, 2022 and April 13, 2023, and total grants made under the existing plans.
Overhang
The following table provides certain additional information regarding total awards outstanding at December 31, 2022 and April 13, 2023.
	As of December 31, 2022	As of April 13, 2023
Total number of shares of common stock subject to outstanding stock options	11,917,331	20,088,158
Weighted average exercise price of outstanding stock options	$3.59	$2.27
Weighted average remaining term of outstanding stock options	7.47	8.3
Total number of shares of common stock subject to outstanding restricted stock units	3,585,606	2,925,000
Total number of shares of common stock available for grant	5,400,921	1,190,949
Summary of the Amended 2022 EIP
The following is a summary of the Amended 2022 EIP, which is qualified in its entirety by the complete text of the Amended 2022 EIP attached as Annex A to this proxy statement. To the extent the description below differs from the Amended 2022 EIP text in Annex A, the text of the Amended 2022 EIP governs the terms and provisions of the Amended 2022 EIP. Because our executive officers and directors are eligible to receive awards under the Amended 2022 EIP, they may be deemed to have a personal interest in the adoption of the EIP Proposal.
By voting in favor of the EIP Proposal, you will be voting to approve the adoption of the 2022 EIP Amendment and the material terms of the Amended 2022 EIP.
Purpose and Types of Awards
The purpose of our Amended 2022 EIP is to provide incentives that will attract, retain and motivate officers, employees, directors, consultants and advisors to promote the success of the Company’s business by aligning the economic interests of participants with those of our stockholders. Our Amended 2022 EIP provides for the issuance of options, stock appreciation rights, restricted stock, restricted stock units, performance units and stock grants.

Administration
The Amended 2022 EIP is administered by our compensation committee, and our compensation committee determines the terms and conditions applicable to awards under the Amended 2022 EIP. Our compensation committee also determines who will receive awards under the Amended 2022 EIP and the form of award to be granted. The compensation committee has complete authority to interpret the Amended 2022 EIP, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Amended 2022 EIP. The compensation committee’s determinations made in good faith on matters referred to in the Amended 2022 EIP are final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the Amended 2022 EIP or an award made pursuant to the Amended 2022 EIP.
Our Board may delegate authority under the Amended 2022 EIP to one or more committees of the Board (other than the compensation committee) or to two or more members of the Board, as it deems appropriate. Subject to compliance with applicable securities laws and the applicable stock exchange rules, our Board, in its discretion, may perform any action of our compensation committee under the Amended 2022 EIP. Subject to compliance with applicable law and applicable stock exchange requirements, the compensation committee (or our Board of Directors or other committee of the Board, as applicable) may delegate all or part of its authority to an executive officer or officers, as it deems appropriate, with respect to awards to employees or consultants or advisors who are not executive officers or directors under Section 16 of the Exchange Act. Our compensation committee, our Board of Directors, any other committee or executive officer, as applicable, that has authority with respect to a specific award will be referred to as “the committee” in this description of the Amended 2022 EIP.
Shares Subject to the Amended 2022 EIP
Subject to adjustment as described below, our Amended 2022 EIP provides that the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the Amended 2022 EIP is 31,381,220, which is calculated as follows: (i) 30,000,000 shares of common stock, plus (ii) 11,010 shares of common stock, which is the number of shares of common stock that remained available for awards under the 2012 Plan as of June 16, 2022, plus (iii) up to 1,370,210 shares of common stock, but only to the extent that such shares of common stock are subject to awards that were outstanding under the 2012 Plan as of June 16, 2022 and that expire or terminate unexercised at any time after June 16, 2022.
If any options or stock appreciation rights terminate, expire, or are canceled, without having been exercised, or if any other awards are forfeited, the shares of our common stock not purchased by or issued to the holder or which are forfeited, will again be available for awards under the Amended 2022 EIP. In addition, if any shares of our common stock are withheld or previously owned shares are delivered, in each case in payment of the exercise price of an option, the number of shares available for issuance under our Amended 2022 EIP will be reduced only by the net number of shares actually issued upon exercise of the option. If any stock appreciation rights are exercised, the number of shares available under the Amended 2022 EIP will be reduced only by the net number of shares actually issued on exercise. Shares of our common stock delivered to or withheld by the Company in satisfaction of withholding tax obligations incurred in connection with any award will again be available for awards under the Amended 2022 EIP. If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards. Shares of common stock issued pursuant to the Amended 2022 EIP may be either authorized but unissued shares or shares held by the Company in treasury.
Per Person Limitations
Subject to adjustment as described in the Amended 2022 EIP, the maximum number of shares of common stock that may be subject to options or stock appreciation rights or any combination thereof granted to any one participant during any single calendar year is 1,875,000. The foregoing limitation will be doubled with respect to awards granted to an individual during the first calendar year in which he or she commences employment.

The maximum grant date value of shares of common stock subject to awards made to any non-employee member of the Board during any calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, will not exceed $2,000,000 in total value, with the value of such awards calculated based on the grant date fair value of such awards for financial accounting purposes.
Adjustments
If, at any time after June 16, 2022, the effective date of the 2022 EIP, the outstanding shares of common stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of common stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of common stock, an appropriate and equitable adjustment will be made in (i) the maximum numbers and kinds of shares available under the Amended 2022 EIP and the individual share limits with respect to options and stock appreciation rights granted to any individual in any calendar year, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options and stock appreciation rights (without change in the aggregate purchase price as to which such options or stock appreciation rights remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to vesting restrictions in the form of a Company repurchase right.
In the event of any corporate action not specifically covered in the paragraph above, including but not limited to extraordinary cash dividends, a corporate separation or other reorganization or liquidation, the committee may make such adjustments to outstanding awards and their terms as the committee deems equitable and appropriate in the circumstances. The committee may make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended 2022 EIP.
Eligibility
The committee may grant awards under the Amended 2022 EIP to any officer or employee of, or consultant or advisor to, one or more of the Company and its affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any affiliate of the Company. Incentive stock options may be granted only to our employees and employees of our parent or subsidiary corporations, as defined in Section 424 of the Code. As of April 13, 2023, approximately 43 employees, 8 non-employee directors, and 5 consultants and Scientific Advisory Board members were eligible to participate in the Amended 2022 EIP.
Vesting
The committee determines the vesting and exercisability terms of awards granted under our Amended 2022 EIP. The committee may accelerate the vesting and exercisability of any award at any time, subject to compliance with Section 422 of the Code.
Options
Under our Amended 2022 EIP, the committee determines the exercise price of the options granted and may grant options to purchase shares of common stock in such amounts and with such terms and conditions as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. The exercise price of an option granted under our Amended 2022 EIP cannot be less than the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the Amended 2022 EIP pursuant to incentive stock options under Section 422 of the Code may not exceed 31,381,220 shares of common stock, excluding the effects of the Reverse Stock Split.

The exercise price for any option is generally payable in cash or by check. In certain circumstances as permitted by the committee, the exercise price may be paid by (i) the delivery of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price; (ii) by payment through a broker in accordance with procedures established by the Federal Reserve Board; or (iii) by withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price. The term of an incentive stock option cannot exceed ten years from the date of grant. Except as provided in the award agreement, an option, to the extent then exercisable, may only be exercised while a participant is employed by, or providing service to, us or within three months after termination of employment or service.
Stock Appreciation Rights
Under our Amended 2022 EIP, the committee may grant stock appreciation rights, which may be granted separately or in tandem with any option. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The committee will establish the base amount of the stock appreciation right, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant or in the case of a stock appreciation right granted in tandem with an option, the exercise price of the option. Upon exercising an option with a tandem stock appreciation right, the related stock appreciation right will terminate, and upon the exercise of a stock appreciation right, the related option will terminate, in each case to the extent of an equal number of shares of our common stock. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of our common stock, cash or both. Except as provided in the award agreement, stock appreciation rights, to the extent then exercisable, may only be exercised while a participant is employed by, or providing service to, us or within three months after termination of employment or service.
Stock Grants
Under our Amended 2022 EIP, the committee may grant stock grants solely in recognition of significant prior or expected contributions to the success of the Company and its affiliates, as an inducement of employment, in lieu of compensation otherwise already due or in such other limited circumstances as the committee may determine. A stock grant may be made without any forfeiture conditions.
Restricted Stock
Shares of restricted stock may be issued under the Amended 2022 EIP for consideration (if any) in cash, other property or services, or any combination thereof, as determined by the committee. The committee determines the vesting terms, if any, and all other terms and conditions of each restricted stock award. Unless otherwise provided in the Amended 2022 EIP or the applicable award agreement, during the period in which the restricted stock is subject to restrictions, the participant will have all of the rights of a stockholder, including the right to vote the shares subject to the award and the right to receive dividends on the stock subject to the award (but any dividends or other distributions payable in shares of stock or other securities of the Company will constitute additional restricted stock, subject to the same risk of forfeiture as the shares of restricted stock in respect of which such shares of stock or other securities are paid). The committee may permit or require that cash dividends be deferred. Unless the committee determines otherwise, any unvested restricted stock award will be forfeited if the participant’s employment or service is terminated for any reason.
Restricted Stock Units
Under our Amended 2022 EIP, the committee may grant restricted stock units. Each restricted stock unit entitles the participant to a share of stock, cash or combination of the two, as determined by the committee, at the end of the applicable vesting period. Restricted stock units may vest based on performance of services or specified performance goals, as the committee may determine, which vesting conditions may be waived by the committee as it deems appropriate. Restricted stock units will be paid upon vesting. The committee may determine that participants will be entitled to receive payments equivalent to any dividends declared on the shares of stock subject to the restricted stock units, but such dividend equivalents will only vest and be paid to the extent that the restricted stock units vest and are paid. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Performance Units
The committee may grant performance units which will entitle the recipient to the value of a specified number of shares of stock, over the initial value for such number of shares, if any, established by the committee at the time of grant, at the close of a specified performance period to the extent specified business objectives, including but not limited to performance goals, have been achieved. The committee will set performance goals or other business objectives in its discretion which will determine the number and value of performance units that will be paid out to the participant, subject to the extent to which the performance goals or other business objectives are achieved during the applicable performance period.
Payment of any earned performance units will be made in a single lump sum following the close of the applicable performance period, in cash or shares of common stock, as determined by the committee. The committee may permit participants to receive dividends declared with respect to stock which has been earned based on performance, but not yet paid to the participant. The committee may permit or require a participant to defer receipt of the payment of earned performance units, subject to such rules and procedures as the committee may establish.
For purposes of the Amended 2022 EIP, performance goals for the applicable performance period will be established by the committee based on one or more of the following performance criteria: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth and (xxv) operational and organizational metrics. The performance goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the committee. The committee will determine whether or to what extent there will not be taken into account any of the following events that occurs during a performance period: (a) asset writedowns, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs and (e) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

Transaction; Change of Control
In the event of a Transaction (defined below), the committee has the discretion to take any of the following actions with respect to all or any (or any portion of) outstanding awards, subject to the limitations set forth in the Amended 2022 EIP.
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provide that any awards will be assumed, or substantially equivalent rights will be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof);

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upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding options and stock appreciation rights will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice;

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provide that all or any awards that are subject to vesting will terminate or be forfeited or cancelled immediately prior to the consummation of such Transaction;

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provide that all or any outstanding options and stock appreciation rights will accelerate so as to become exercisable prior to or upon such Transaction with respect to some or all of the shares of common stock for which any such options and stock appreciation rights would not then otherwise be exercisable by their terms;

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provide that all or any outstanding awards that are subject to vesting will accelerate prior to or upon such Transaction with respect to part or all of any such awards;

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provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of common stock subject to an option or stock appreciation right (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of common stock subject to the option or stock appreciation right, in exchange for the termination of such option or stock appreciation right; provided, that if the acquisition price does not exceed the exercise price of any such option or stock appreciation right, the committee may cancel that option or stock appreciation right without the payment of any consideration therefore prior to or upon the Transaction;

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provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any awards (other than options) equal to the acquisition price times the number of shares of common stock subject to any such awards, in exchange for the termination of any such awards; provided, that the committee may terminate, cancel or cause the forfeiture of any such award that is not vested at the time of the consummation of such Transaction without the payment of any consideration therefor prior to or upon the Transaction;

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provide that, in connection with a liquidation or dissolution of the Company, all or any awards (other than restricted stock or stock grants) will convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings; or

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any combination of the foregoing.

If we experience a Change of Control (defined below), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards in accordance with their respective terms, then, notwithstanding anything express or implied to the contrary above and subject to applicable law and the terms of the applicable award agreement:
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any and all options and stock appreciation rights not already exercisable in full will fully accelerate and become fully exercisable;

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the vesting of any restricted stock or restricted stock units to the extent they vest based on the participant’s continued employment or service, will fully accelerate and become fully vested; and

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all outstanding awards of restricted stock or restricted stock units conditioned on the achievement of performance goals or other business objectives and the payouts attainable under outstanding performance units will be deemed to have been satisfied as of the effective date of the Change of Control, except if and to the extent otherwise determined by the committee in its sole discretion at any time prior to, or upon, such Change of Control.

All such performance units and restricted stock units will be paid to the extent earned to participants in accordance with their terms within 30 days following the effective date of the Change of Control.
Under the Amended 2022 EIP, a “Transaction” is generally (i) any merger or consolidation of the Company with or into another entity as a result of which the common stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) any sale or exchange of all or substantially all of the outstanding common stock of the Company for cash, securities or other property, (iii) a sale or other disposition of all or substantially of our assets, or (iv) the dissolution or liquidation of the Company.
Under the Amended 2022 EIP a “Change of Control” will have the meaning assigned to such term in the award agreement for the particular award or in any other agreement incorporated by reference into the award agreement for purposes of defining such term. In the absence of any other Change of Control definition in the award agreement (or in any other agreement incorporated by reference into the award agreement), Change of Control means the occurrence of any of the following:
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a Transaction, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that Transaction; or

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any person or group of persons that, directly or indirectly, acquires, including but not limited to by means of a merger or consolidation, beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its affiliates, (ii) an employee benefit plan of the Company or any of its affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

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over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

Withholding
The Company has the right to require participants to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law prior to the issuance of such shares of common stock in connection with any award granted under the Amended 2022 EIP. The obligations of the Company under the Amended 2022 EIP are conditional on satisfaction of all such withholding obligations and the Company, to the extent permitted by law, has the right to deduct any such taxes from any payment of any kind otherwise due to a participant or to utilize any other withholding method prescribed by the committee from time to time. Participants may elect, subject to the approval of the committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of common stock to satisfy their tax obligations. If shares of common stock are withheld to satisfy an applicable withholding requirement, the shares of common stock withheld will have a market value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction unless the committee determines otherwise.
Transferability
Except as described below, awards are not transferable and no award or interest therein may be sold, transferred, pledged, assigned, other than by will or laws of descent and distribution. Except as permitted by the committee with respect to non-qualified stock options or restricted stock and subject to compliance with applicable securities laws, only a participant or the participant’s legal representative may exercise rights under an award during the participant’s lifetime.
Amendment; Termination
Our Board of Directors may amend, suspend or terminate our Amended 2022 EIP at any time, subject to certain limitations set forth in the Amended 2022 EIP. Unless the Board determines otherwise, no amendment of the Amended 2022 EIP shall affect the terms of any award outstanding on the date of such amendment. Unless terminated sooner by our Board of Directors or extended with stockholder approval, our Amended 2022 EIP will terminate on June 15, 2032.
Subject to the limitations set forth in the Amended 2022 EIP, the committee may (i) amend the terms of any award; (ii) grant awards in substitution of awards granted by another issuer in return for the grant of new awards for the same or a different number of shares of common stock and on the same or different terms and conditions; and (iii) offer to buy out for a payment in cash or cash equivalents an award previously granted or authorize the recipient of an award to elect to cash out an award previously granted, based upon such terms and conditions as the committee determines.
Without the approval of the Company’s stockholders, no amendment or modification of the Amended 2022 EIP by the Board may (i) increase the number of shares of common stock which may be issued under the Amended 2022 EIP, (ii) change the description of the persons eligible for awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.
No action by the Board or the committee pursuant to the Amended 2022 EIP may impair the rights of the recipient of any award outstanding on the date of such amendment or modification of such award, as the case may be, without the participant’s consent; except as otherwise permitted by the Amended 2022 EIP or if the Board or committee, as the case may be, determines in its sole discretion that (i) such amendment or alteration either is required or advisable in order to comply with law or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the award, or that any such diminution has been adequately compensated.
Option and Stock Appreciation Right Repricing
The committee has the discretionary authority, without stockholder approval, to (i) implement cancellation/regrant programs pursuant to which outstanding options and stock appreciation rights are cancelled for new options or stock appreciation rights with a lower exercise price or base price, as applicable, (ii) cancel outstanding options or stock appreciation rights under the Amended 2022 EIP with an exercise price or base price per share in excess of the then-current market value per share for consideration payable in cash or other equity securities of the Company or (iii) reduce the exercise price or base price in effect for outstanding options or stock appreciation rights under the Amended 2022 EIP.
Establishment of Sub-Plans
The committee may modify the terms of any award granted under the Amended 2022 EIP to a participant who is a resident or primarily employed outside of the United States as the committee deems appropriate to conform to the laws and regulations of the country in which the participant is a resident or primarily employed. The committee may establish supplements or sub-plans to, or amendments, restatements, or alterative versions of, the Amended 2022 EIP for the purposes of granting and administering any such awards.
Clawback
Subject to applicable law, the committee may provide in any award agreement that if a participant breaches any restrictive covenant agreement between the participant and the Company or one of our affiliates, or otherwise engages in activities that constitute cause either while employed by, or providing services to, the Company or any of our affiliates us or within a specified period of time thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or stock appreciation right and the vesting of any other grant and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:
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the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other awards; or

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if the participant no longer owns the shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

U.S. Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax considerations of awards under the Amended 2022 EIP. However, it does not purport to be complete and does not describe the state, local or non-U.S tax considerations or the consequences for any particular individual.
Stock Options.   A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired upon the option exercise for purposes of determining capital gain on a subsequent sale is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; and any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price.
Stock Appreciation Rights.   No ordinary income will be realized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.
Restricted Stock, Stock Grants, Performance Units and Restricted Stock Unit Awards.   The participant will not realize ordinary income on the grant of a restricted stock award, but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested. An election under Section 83(b) must be filed with the Internal Revenue Service within 30 days of the grant of a restricted stock award. The participant will realize ordinary income on the grant of a fully vested stock grant equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares.
The participant will not realize ordinary income on the grant of a restricted stock unit award or a performance unit award, but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of common stock acquired under a restricted stock award, stock award, restricted stock unit award or performance unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.
New Plan Benefits
The Committee has full discretion to determine the amount of the awards to be made to participants under the Amended 2022 EIP, subject to the limits described above. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the Amended 2022 EIP. The last reported sale price of a share of common stock on April 26, 2023 was $0.36 per share.
VOTE REQUIRED
The affirmative vote of a majority of the votes cast on the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be required to approve the 2022 EIP Amendment. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF THE ADOPTION OF THE 2022 EIP AMENDMENT.

PROPOSAL NO. 5
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The audit committee has appointed the firm of EisnerAmper LLP (“EisnerAmper”), an independent registered public accounting firm, to audit our books, records and accounts for the year ending December 31, 2023. This appointment is being presented to the stockholders for ratification at the Annual Meeting.
EisnerAmper has audited our financial statements since the fiscal year ended December 31, 2015. EisnerAmper has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of EisnerAmper are expected to be present at the Annual Meeting and will be given the opportunity to make a statement on the firm’s behalf if they so desire. These representatives also will be available to respond to appropriate questions.
Proxies solicited by management will be voted for ratification unless stockholders specify otherwise. Ratification by our stockholders is not required. Although we are not required to submit the appointment of EisnerAmper to a vote of the stockholders, our Board believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment of EisnerAmper as our independent registered public accounting firm. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, if the stockholders do not ratify the appointment, the audit committee will investigate the reasons and consider whether to retain EisnerAmper or appoint another independent registered public accounting firm. Even if the appointment is ratified, our Board and the audit committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of our company and our stockholders.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee determined that the provision of the non-audit services by EisnerAmper described above is compatible with maintaining EisnerAmper’s independence.
Principal Accounting Fees and Services
The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by EisnerAmper during the years ended December 31, 2022 and 2021:
Fee Category	2022 ($)	2021 ($)
Audit fees(1)	180,180	187,252
Audit related fees(2)	0	0
Tax fees(3)	0	0
All other fees(4)	0	0
Total fees	180,180	187,252

(1)
Audit Fees consist of fees for professional services in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements.

(2)
Audit-Related Fees consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)
All other Fees consists of professional services performed related to Form 8-K filings.

VOTE REQUIRED
The affirmative vote of a majority of the votes cast on the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be required to ratify the selection of our independent registered public accounting firm. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 6:
APPROVAL OF THE CONVERSION PROPOSAL
Overview
The Company issued 136,248 shares of Series X Non-Voting Convertible Preferred Stock (the “Series X Preferred Stock”), and 443 shares of Series X Preferred Stock issuable upon the exercise of Flame warrants, in the acquisition. The Series X Preferred Stock is intended to have rights that are generally equivalent to our Common Stock, provided that the Series X Preferred Stock does not have the right to vote on most matters (including the election of directors). Upon conversion of the above-described Series X Preferred Stock, 136,691,000 shares of Common Stock (subject to adjustment pursuant to the Reverse Stock Split) are issuable, assuming approval of this Proposal No. 6 and subject to certain beneficial ownership limitations.
Subject to stockholder approval, each share of Series X Preferred Stock is convertible into approximately 1,000 shares of Common Stock (subject to adjustment pursuant to the Reverse Stock Split). This Proposal No. 6 would provide the necessary approval to permit such conversion. In the event that stockholders do not elect to permit conversion of the Series X Preferred Stock, then the holders of the Series X Preferred Stock may, commencing in July 2023, elect to have such shares redeemed by the Company at the then-current Fair Value (as such term is defined in the Series X Certificate of Designation) of the Series X Preferred Stock. See “Risk Factors — Risks Relating to Ownership of Our Common Stock.” Pursuant to the terms of the Merger Agreement, we are required to recommend that our stockholders approve the conversion of all outstanding shares of our Series X Preferred Stock into shares of our Common Stock. In the event that we do not receive the requisite approval from our stockholders to permit the conversion of all outstanding shares of our Series X Preferred Stock into shares of our Common Stock, then such conversion shall not occur and the holders of our Series X Preferred Stock may, commencing in July 2023, elect to have such shares of Series X Preferred Stock redeemed by the Company at the then-current fair value. We cannot guarantee that our stockholders will approve this matter, and if they fail to do so our operations may be materially harmed.
Shares Issuable Upon Conversion
As described above, the Company issued 136,248 shares of Series X Preferred Stock, and 443 shares of Series X Preferred Stock issuable upon the exercise of Flame warrants, in the Acquisition. There are 136,691,000 shares of Common Stock (subject to adjustment pursuant to the Reverse Stock Split) that are potentially issuable upon conversion of the Series X Preferred Stock. The sale into the public market of the underlying Common Stock could materially and adversely affect the market price of our Common Stock. See “Risk Factors — Risks Relating to Our Common Stock.”
The following table contains approximate information, based on share information as of April 26, 2023, relating to our Common Stock based on the smallest and largest reverse split ratios within the proposed Split Ratio Range (as defined below), assuming that the Conversion Proposal is approved by stockholders at the Annual Meeting and implemented by the Board, in its discretion:
	Split Ratio Range 1:5	Split Ratio Range 1:20
Shares of Common Stock Issued and Outstanding (as of April 26, 2023)	119,410,992	119,410,992
Shares of Common Stock Issued and Outstanding Post Reverse Stock Split	23,882,198	5,970,550
Shares of Common Stock Issuable Upon Conversion of Series X Preferred Stock	27,338,200	6,834,550
Total Shares of Common Stock Outstanding Post Reverse Stock Split and Conversion	51,220,398	12,805,100
Description of Series X Preferred Stock
Conversion.   Subject to stockholder approval of this Proposal No. 6, the Series X Preferred Stock is convertible into Common Stock at a rate of approximately 1,000 shares of Common Stock (subject to adjustment pursuant to the Reverse Stock Split) for every one share of Series X Preferred Stock that is converted. Following stockholder approval of the Conversion Proposal, each share of Series X Preferred Stock then outstanding shall automatically convert into 1,000 shares of Common Stock (subject to adjustments set forth in the Series X Certificate of Designation, which include the adjustment pursuant to the Reverse Stock Split), subject to certain limitations, including that Leap shall not effect any conversion of shares of Series X Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be initially set at 9.9% and thereafter adjusted by the holder to a number between 9.9% and 19.9%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.
Voting Rights.   Except as otherwise required by law, the Series X Preferred Stock does not have voting rights. However, as long as any shares of Series X Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series X Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series X Preferred Stock, (b) alter or amend the Series X Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series X Preferred Stock, (d) issue shares of Series X Preferred Stock (other than pursuant to, and in accordance with, the Merger Agreement), or increase the number of authorized shares of Series X Preferred Stock, or decrease the number of authorized shares of Series X Preferred Stock below an aggregate number of shares of Series X Preferred Stock then outstanding plus the total number of shares of Series X Preferred Stock issuable pursuant to the Merger Agreement that have not then previously been issued, (e) prior to the requisite approval of the Conversion Proposal by the stockholders of Leap, consummate a Fundamental Transaction (as defined in the Series X Certificate of Designation) or any merger or consolidation of Leap with or into another entity or any stock sale to, or other business combination in which the stockholders of Leap immediately before such transaction do not hold at least a majority of the capital stock of Leap immediately after such transaction, or (f) enter into any agreement with respect to any of the foregoing. The Series X Preferred Stock shall rank, as to distributions of assets upon liquidation, as follows: (i) senior to any class or series of capital stock of Leap created after the closing date specifically ranking by its terms junior to the Common Stock (“Junior Securities”); (ii) on parity with the Common Stock and any other class or series of capital stock of Leap created after the closing date specifically ranking by its terms on parity with the Series X Preferred Stock or the Common Stock (“Parity Securities”); and (iii) junior to any class or series of capital stock of Leap created after the closing specifically ranking by its terms senior to the Common Stock (“Senior Securities”).
Dividends.   Holders of Series X Preferred Stock are entitled to receive dividends on shares of Series X Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock.
Liquidation and Dissolution.   Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), each holder of Series X Preferred Stock shall be entitled to receive, in preference to any distributions to the holders of the Junior Securities, pari passu with any distributions to the holders of the Parity Securities, and subject and junior to the prior and superior rights of the holders of any Senior Securities to receive any distributions, an equivalent amount of distributions as would be paid on the Common Stock underlying such holder’s shares of Series X Preferred Stock, determined on an as-converted to Common Stock basis by treating all then outstanding shares of Series X Preferred Stock as if they had been converted to Common Stock (without regard to the Beneficial Ownership Limitation (as defined below)) and all then outstanding Parity Securities that are entitled to receive distributions on substantially the same terms as the Series X Preferred Stock as if such then outstanding Parity Securities had been converted to Common Stock (without regard to any beneficial ownership limitation similar to the Beneficial Ownership Limitation (as defined below)), plus, without duplication, an additional amount equal to any dividends declared but unpaid on such holder’s shares of Series X Preferred Stock, before any distributions to holders of any class of any Junior Securities. If, upon any such Liquidation, the assets of the Company shall be insufficient to pay the holders of shares of the Series X Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Company available for distribution to the stockholders of the Company shall be distributed ratably to the holders and the holders of Parity Securities in accordance with the respective amounts that would be payable on all outstanding

Series X Preferred Stock and all outstanding Parity Securities if all amounts payable thereon upon any such Liquidation were paid in full.
Accounting Matters.    The Series X Preferred Stock is currently classified as temporary rather than permanent equity in accordance with ASC 480-10-S99-3A. As such, the Series X Preferred Stock is measured at fair value, less issuance costs, at the date of issuance and classified as a temporary or mezzanine equity. If stockholder approval of Proposal 6 is obtained, and the Series X Preferred Stock becomes subject to mandatory conversion as described above, and the carrying amount of the Series X Preferred Stock will be reclassified to permanent equity with no effect on retained earnings.
If stockholder approval of Proposal 6 is not obtained within 6 months from the date of issuance of the Series X Preferred Stock and the Series X Preferred Stock becomes eligible to be settled in cash, the Company will be required to recognize changes in the redemption value (fair value) immediately as it occurs and then subsequently to continue adjusting the carrying amount of the Series X Preferred Stock to equal the redemption value (fair value) at the end of each reporting period as if the end of the reporting period were also the redemption date for the Series X Preferred Stock, pursuant to ASC 480-10-S99-3A(15)(b). The change in fair value of the Series X Preferred Stock would be recognized as a deemed dividend, which adjusts retained earnings (or in the absence of retained earnings, additional paid-in capital) and earnings available to common stockholders in computing basic and diluted earnings per share. Upon cash settlement, if the fair value of the consideration transferred is greater than the carrying amount of the Series X Preferred Stock surrendered, (1) retained earnings should be reduced by the difference (or additional paid-in capital in the absence of retained earnings), and (2) earnings available to common stockholders should be reduced by the difference in accordance with ASC 260-10-S99-2.
Reasons for Stockholder Approval
The Company’s Common Stock is listed on the Nasdaq Global Market and, as such, the Company is subject to the applicable Nasdaq rules, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock. While stockholder approval of the acquisition was not required under Nasdaq rules, in order to permit the issuance of Common Stock upon conversion of the Series X Preferred Stock, the Company must first obtain stockholder approval of this issuance.
Beneficial Ownership Limitations
Assuming that Proposal No. 6 is approved, the Series X Preferred Stock will continue to have a beneficial ownership conversion limit that would prevent a stockholder from converting their shares if, as a result of such conversion, they would beneficially own a number of shares above their applicable conversion blocker (which shall initially be set at 9.9% for each holder and may be adjusted at the discretion of the holder to a number between 9.9% and 19.9% of the outstanding Common Stock) (the “Beneficial Ownership Limitation”).
VOTE REQUIRED
The affirmative vote of a majority of the votes cast on the proposal by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting on the proposal, will be required to approve the Conversion Proposal. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal. In accordance with Nasdaq listing rules, holders of shares of common stock issued by Leap as consideration for the acquisition of Flame are not entitled to vote any of such shares at the Annual Meeting on Proposal No. 6.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL
NO. 6: THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE
ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES X
PREFERRED STOCK.

PROPOSAL NO. 7
APPROVAL OF THE AMENDMENT TO THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT (WITHOUT REDUCING THE
AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK), IF AND WHEN
DETERMINED BY THE BOARD OF DIRECTORS
Overview
Our Board has deemed it advisable, has approved and is hereby soliciting stockholder approval of, an amendment to our Fourth Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to effect the Reverse Stock Split at a ratio between one-for-five (1:5) and one-for-twenty (1:20) (the “Reverse Split Ratio Range”), in the form set forth in Annex B to this proxy statement. The Reverse Stock Split Proposal, if approved by stockholders, would not immediately cause a reverse stock split, but rather would grant authorization to our Board to effect a reverse stock split (without reducing the number of authorized shares of our Common Stock), if and when determined by our Board.
If we receive the required stockholder approval, our Board would have the sole authority to elect, at any time within one year of the date of the Annual Meeting, whether or not to effect a reverse stock split. Even with stockholder approval of the Reverse Stock Split Proposal, our Board will not be obligated to pursue the Reverse Stock Split. Rather, our Board will have the flexibility to decide whether or not the Reverse Stock Split (and at what ratio within the Reverse Split Ratio Range) is in the best interests of the Company.
If approved by our stockholders and, following such approval, our Board determines that effecting a Reverse Stock Split is in the best interests of the Company and our stockholders, the Reverse Stock Split would become effective upon filing the Charter Amendment with the Secretary of State of the State of Delaware. As filed, the Charter Amendment would state the number of outstanding shares to be combined into one share of our Common Stock, at the ratio approved by our Board within the Reverse Split Ratio Range. The Charter Amendment would not change the par value of our Common Stock and would not impact the total number of authorized shares of our Common Stock. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock.
Although we presently intend to effect the Reverse Stock Split to regain compliance with Nasdaq’s minimum bid price requirement and to ensure that the Series X Preferred Stock can convert into Common Stock, as further described below, under Section 242(c) of the Delaware General Corporation Law, our Board has reserved the right, notwithstanding our stockholders’ approval of the proposed Charter Amendment at the Annual Meeting, to abandon the proposed Charter Amendment at any time (without further action by our stockholders) before the Charter Amendment is filed with the Secretary of State of the State of Delaware. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed Charter Amendment, or the ratio of the Reverse Stock Split, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our Common Stock, business developments, and our actual and projected financial performance.
Purpose of the Reverse Stock Split
We have two objectives in effectuating the Reverse Stock Split: (1) to attempt to raise the per-share trading price of our Common Stock to meet Nasdaq’s continued listing requirements, which requires, among other things, that our Common Stock have a minimum per share bid price of $1.00 per share; and (2) to facilitate the conversion of the Series X Preferred Stock into Common Stock by ensuring that there are sufficient shares of authorized Common Stock.
On April 26, 2023, the closing bid price for our Common Stock on Nasdaq Global Market was $0.36 per share. The Board also believes that a higher stock price may help generate investor interest in Leap among larger investment funds that have requirements around the minimum stock price of the companies that they own. If the Reverse Stock Split successfully increases the per share price of our Common Stock, the Board also believes this increase may increase the dollar value of the trading volume in our Common Stock and facilitate future financings by the Company.

Nasdaq Listing Requirements
Minimum Bid Requirement — Continued Listing
As previously reported, on November 2, 2022, we received a deficiency letter (the “Nasdaq Letter”) from the Nasdaq Listing Qualifications Department (the “Staff”), notifying us that we were not in compliance with Nasdaq Listing Rule 5450(a)(1), which requires us to maintain a minimum bid price of at least $1 per share for continued listing (the “Minimum Bid Requirement”). Our failure to comply with the Minimum Bid Requirement was based on the Common Stock per share price being below the $1.00 threshold for a period of 30 consecutive business days. Pursuant to the Nasdaq Letter, we have 180 calendar days from November 2, 2022 (such 180th day, the “Compliance Date”), to regain compliance with the Minimum Bid Requirement.
If we do not regain compliance with the Minimum Bid Price Requirement by the Compliance Date, we may be eligible for an additional 180 calendar day compliance period. To qualify, we will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Global Market, with the exception of the Minimum Bid Price Requirement, and will need to provide written notice of its intention to cure the deficiency during the second 180 calendar day compliance period, by effecting a reverse stock split, if necessary.
If we do not regain compliance with the Minimum Bid Price Requirement by the Compliance Date and we are not eligible for an additional compliance period at that time, the Staff will provide written notification to the Company that its Common Stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel. There can be no assurance that the Company will regain compliance or otherwise maintain compliance with any of the other listing requirements. Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders.
As of the Record Date, our Common Stock closed at $0.36 per share on Nasdaq. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.
Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our stockholders approve the Reverse Stock Split Proposal to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Special Meeting.
Conversion of the Series X Preferred Stock
Under Delaware law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Charter. From time-to-time, we issue shares of our Common Stock in connection with capital raises to fund operations and for other general corporate purposes. Upon each of these occurrences, the amount of available authorized shares decreases. Our Charter currently authorizes the issuance of up to 240,000,000 shares of Common Stock. However, as of April 26 2023, 119,410,992 shares of Common Stock were issued and outstanding, 49,638,691 shares were reserved for issuance under our outstanding warrants, excluding the Series X Preferred Stock warrants issued in connection with the Merger and 1,190,949 shares were reserved for issuance under our equity incentive plans.
The Merger resulted in the issuance of 136,248 shares of Series X Preferred Stock and 443 shares of Series X Preferred Stock issuable upon the exercise of Flame warrants. Upon approval of Proposal 6, (i) the Series X Preferred Stock outstanding is intended to be converted into approximately 136,248,000 shares of the Company’s Common Stock (subject to adjustment pursuant to the Reverse Stock Split) and (ii) outstanding warrants to purchase an aggregate of 443 shares of Series X Preferred Stock are intended to be converted into warrants to purchase an aggregate of 443,000 shares of Common Stock at an exercise price of $0.68 per share of Common Stock, subject to the adjustment pursuant to the Reverse Stock Split. We will not have adequate available shares of Common Stock for those conversions without the approval of Proposal 7 and the implementation of the Reverse Stock Split. Our Board strongly believes that the conversion of the Series X Preferred Stock into Common Stock is in the best interests of the stockholders.

Risks Associated with the Reverse Stock Split
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock.
The Company cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share will achieve the Minimum Bid Price Requirement for a sufficient period for continued inclusion on Nasdaq Global Market;

•
the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split Effective Time;

•
the Reverse Stock Split will result in a per share price that will attract investors who do not trade in lower-priced stocks; and

•
the Reverse Stock Split would promote greater liquidity for our stockholders with respect to their shares.

In addition, the Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, increasing the number of authorized but unissued shares of Common Stock. Therefore, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock following the Reverse Stock Split. The Board may authorize the issuance of the remaining authorized and unissued shares without further stockholder action for a variety of purposes, except as such stockholder approval may be required in particular cases by our Charter, applicable law, or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock.
The market price of our Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of the Reverse Stock Split.
Principal Effects of the Reverse Stock Split on the Market for Our Common Stock
On the Record Date, the closing bid price for our Common Stock on the Nasdaq Global Market was $0.36 per share. By decreasing the number of shares of our Common Stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price would be increased. However, there can be no assurance that the market price of the Common Stock would rise to or maintain any particular level or that we would at all times be able to meet the requirements for maintaining the listing of our Common Stock on the Nasdaq Global Market.
Principal Effects of the Reverse Stock Split on Our Common Stock
If our stockholders approve this Proposal No. 7, and if the Board determines to file the Charter Amendment to effect the Reverse Stock Split, the principal effect of the Charter Amendment would be to reduce the number of issued and outstanding shares of our Common Stock, in accordance with the Reverse Split Ratio Range, from 119,410,992 shares as of the Record Date to between and including 23,882,198 shares and 5,970,550 shares. Then, if our stockholders approve Proposal No. 6, we would implement the automatic conversion of the Series X Preferred Stock into Common Stock and expect that the number of shares of Common Stock outstanding immediately following the conversion would be, in accordance with the Reverse Split Ratio Range, from 51,220,398 shares and 12,805,100 shares.
If the Reverse Stock Split is effectuated, the total number of shares of our Common Stock that each stockholder holds would be reclassified automatically into the number of shares of our Common Stock equal to the number of shares of our Common Stock that each stockholder held immediately before the Reverse Stock Split divided by the ratio approved by Board within the Reverse Split Ratio Range. Effecting the Reverse Stock Split will not change the total authorized number of shares of our Common Stock. However, the reduction in the issued and outstanding shares would provide more authorized shares available for future issuance.
The Reverse Stock Split will be realized simultaneously for all shares of our Common Stock outstanding immediately prior to the Reverse Stock Split Effective Time. The Reverse Stock Split will affect all holders of shares of our Common Stock outstanding immediately prior to the Reverse Stock Split Effective Time uniformly, and each such stockholder will hold the same percentage of our Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of our Common Stock. Our Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Exchange Act.
Principal Effects of the Reverse Stock Split on Outstanding Options and Warrants
As of the Record Date, we had outstanding (a) stock options to purchase an aggregate of 20,088,158 shares of our Common Stock with exercise prices ranging from $0.34 to $88.37 per share, and (b) warrants, excluding the Series X Preferred Stock warrants issued in connection with the Merger, to purchase an aggregate of 49,638,691 shares of our Common Stock with exercise prices ranging from $0.001 to $2.11 per share. Under the terms of the stock options and warrants, when the Reverse Stock Split becomes effective, the number of shares of our Common Stock covered by each of them would be divided by the number of shares being combined into one share of our Common Stock in the Reverse Stock Split, and the exercise or conversion price per share would be increased to a dollar amount equal to the current exercise or conversion price, multiplied by the number of shares being combined into one share of our Common Stock in the Reverse Stock Split. This results in the same aggregate price being required to be paid upon exercise as was required immediately preceding the Reverse Stock Split. The number of shares reserved under our 2016 Equity Incentive Plan and 2022 EIP would decrease by the ratio approved by Board within the Reverse Split Ratio Range.
Principal Effects of the Reverse Stock Split on Legal Ability to Pay Dividends
Historically, our Board has not declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Stock Split would have any effect with respect to future distributions, if any, to holders of our Common Stock.
Accounting Matters
The Reverse Stock Split would not affect the par value of our Common Stock, which would remain unchanged at $0.001 per share. As a result, at the Reverse Stock Split Effective Time, the stated capital on our balance sheet attributable to our Common Stock would be reduced by the ratio approved by the Board within the Reverse Split Ratio Range. In other words, stated capital would be reduced by the ratio approved by the Board within the Reverse Split Ratio Range, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock would be increased because there would be fewer shares of our Common Stock outstanding.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Leap stockholders approve the Charter Amendment, effecting the Reverse Stock Split Proposal, and if the Board still believes that the Reverse Stock Split is in the best interests of the Company and its stockholders, the Company will file the Charter Amendment with the Secretary of State of the State of Delaware following the determination by the Board of the appropriate split ratio. The Company has agreed with the purchasers of the Series X Preferred Stock that it will file the Charter Amendment with the

Secretary of State of the State of Delaware as soon as practicable, but in no event later than one (1) business day following stockholder approval of the Reverse Stock Split Proposal. Beginning at the Reverse Stock Split Effective Time, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
As soon as practicable after the Reverse Stock Split Effective Time, stockholders will be notified that the Reverse Stock Split has been effected. The Company expects that the Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent stock certificates representing pre-split shares in exchange for stock certificates (or book-entry positions) representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates (or book-entry positions) will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shares held in book-entry form will be automatically exchanged. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.
Outstanding Shares
Our Charter currently authorizes us to issue a maximum of 240,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. Our issued and outstanding securities as of April 26, 2023, are as follows:
•
119,410,992 shares of Common Stock; and

•
136,248 shares of Series X Non-Voting Convertible Preferred Stock.

Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu of any fractional shares they would otherwise be entitled to at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the Nasdaq on the date of the filing of the Charter Amendment effecting the Reverse Stock Split. For the foregoing purposes, all shares of Common Stock held by a holder will be aggregated (thus resulting in no more than one fractional share per holder). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Appraisal Rights
Under Delaware law, our Charter and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board, or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s Board of Directors and stockholders. The Board does not currently contemplate recommending the adoption of any actions that could be construed to affect the ability of third parties to take over or change control of the Company.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split that are applicable to U.S. Holders (as defined below) of our Common Stock. This discussion does not purport to be a complete analysis of all potential tax consequences and is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to holders of our Common Stock as described in this summary. We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split, and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.
This discussion does not address all U.S. federal income tax consequences relevant to holders of our Common Stock. In addition, it does not address consequences relevant to holders of our Common Stock that are subject to particular U.S. or non-U.S. tax rules, including, without limitation, to holders of our Common Stock that are:
•
persons who do not hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code;

•
brokers, dealers, or traders in securities, banks, insurance companies, other financial institutions, or mutual funds;

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real estate investment trusts, regulated investment companies;

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tax-exempt organizations, or other similar arrangements;

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a government or any agency, instrumentality, or controlled entity thereof;

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a “controlled foreign corporation” or a “passive foreign investment company”;

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pass-through entities such as partnerships, S corporations, disregarded entities for federal income tax purposes and limited liability companies (and investors therein);

•
subject to the alternative minimum tax provisions of the Code;

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persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

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persons that have a functional currency other than the U.S. dollar;

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traders in securities who elect to apply a mark-to-market method of accounting;

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persons who hold shares of our Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

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persons who do not hold our Common Stock as a capital asset within the meaning of Section 1221 of the Code (generally, for investment purposes);

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persons who acquired their shares of Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

•
persons subject to special tax accounting rules as a result of any item of gross income with respect to Leap stock being taken into account in an “applicable financial statement” (as defined in the Code);

•
persons deemed to sell our Common Stock under the constructive sale provisions of the Code;

•
persons who actually or constructively own capital stock representing 10% or more of the combined voting power of all classes of our capital stock;

•
persons who acquired their shares of our Common Stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

•
certain expatriates or former citizens or long-term residents of the United States.

Holders of our Common Stock subject to particular U.S. or non-U.S. tax rules, including those that are described in this paragraph, are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.
If an entity that is treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner in the partnership or other pass-through entity will generally depend upon the status of the partner, the activities of the partnership or other pass-through entity and certain determinations made at the partner level.
In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local, and non-U.S. tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE
APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR
SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE
LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION OR UNDER ANY
APPLICABLE INCOME TAX TREATY.
This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation or any other entity taxable as a corporation for U.S. federal income tax purposes created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) is authorized or has the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split
We believe that the proposed Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our Common Stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder’s holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the proposed Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
Cash in Lieu of Fractional Shares
A U.S. Holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the proposed Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share of our Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our Common Stock surrendered exceeded one year at the effective time of the Reverse Stock Split.
Information Reporting and Backup Withholding
Payments of cash made in lieu of a fractional share of our Common Stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our Common Stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.
Backup withholding is not an additional tax. Any amounts withheld as backup withholding will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the holder furnishes a correct taxpayer identification number and makes other required certifications to the IRS,, or the holder is otherwise exempt from backup withholding and establishes such exempt status. Holders of our Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
VOTE REQUIRED
The affirmative vote of a majority of the shares of Common Stock issued and outstanding on the Record Date by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting will be required for the approval of the Reverse Stock Split Proposal. Broker non-votes (if any) and abstentions will have the same effect as votes cast against the proposal. If the proposal is approved, it will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which will occur at the sole discretion of the Board of Director’s within one year of such approval.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL
NO. 7: TO APPROVE THE AMENDMENT TO THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of April 26, 2023 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, each person currently serving as a director, each named executive officer, and all directors and executive officers as a group.
We have determined beneficial ownership in accordance with the SEC’s rules. Shares of our Common Stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after April 26, 2023, are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to any applicable community property laws.
Each applicable percentage of shares beneficially owned is computed on the basis of 119,410,992 shares of our Common Stock outstanding as of April 26, 2023. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership (%)
5% or Greater Stockholders(1):
BeiGene, Ltd.(2)	12,153,074	9.8%
HealthCare Ventures, and affiliates(3)	6,763,210	5.7%
Perceptive Life Sciences Master Fund, Ltd., and affiliates(4)	6,726,496	5.6%
Directors and Named Executive Officers
Christopher K. Mirabelli(5)	5,144,159	4.3%
Chairman of the Board of Directors
Douglas E. Onsi(6)	6,288,099	5.2%
Chief Executive Officer, President and Director
Augustine Lawlor(7)	7,762,565	6.4%
Chief Operating Officer
Cynthia Sirard	781,740	*
Chief Medical Officer(8)
James Cavanaugh(9)	241,591	*
Director
Thomas Dietz(10)	275,175	*
Director
William Li(11)	227,300	*
Director
Joseph Loscalzo(12)	238,300	*
Director
Nissim Mashiach(13)	410,541	*
Director
Richard Schilsky (14)	62,500	*
Director
Christian Richard (15)	37,500	*
Director
Patricia Martin (16)	37,500	*
Director
All Directors and Executive Officers as a Group (fourteen persons)(17)(18)	14,336,648	11.3%

*
Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)
This table does not include holders of warrants to purchase 25,068,331 shares of our Common Stock that are subject to beneficial ownership limitations who would otherwise be reflected as the beneficial owners of 5% or greater of our Common Stock. Such warrants may not be exercised to the extent that such exercise would cause (i) the aggregate number of shares of Common Stock beneficially owned by such holders and their affiliates and any other person whose beneficial ownership of Common Stock would be aggregated with such holders for purposes of Section 13(d) of the Exchange Act to exceed 4.99% of the total number of issued and outstanding shares of Common Stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by such holders and their affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with such holders for purposes of Section 13(d) of the Exchange Act to exceed 4.99% of the combined voting power of all of the securities of the Company then outstanding following such exercise.

(2)
Based solely on a Schedule 13D/A filed on September 29, 2021, which includes 4,804,637 shares of Common Stock that may be acquired upon the exercise of warrants. The address of BeiGene, Ltd. is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.

(3)
Includes (i) 2,618,406 shares of Common Stock held by HCV VIII Liquidating Trust (“HCV VIII Trust”), and (ii) 4,144,804 shares of Common Stock held by HealthCare Ventures IX, L.P.

Augustine Lawlor is the Manager of HCV VIII Trust, and maintains shared voting and dispositive power over the shares held by HCV VIII Trust. Mr. Lawlor disclaims beneficial ownership of the shares held by HCV VIII Trust except to the extent of his proportionate pecuniary interest therein.
Christopher K. Mirabelli, Mr. Lawlor and Douglas E. Onsi (collectively, the “HCPIX Directors”) are the Managing Directors of HealthCare Partners IX, LLC (“HCPIX LLC”) which is the General Partner of HealthCare Partners IX, L.P. (“HCPIX”), which is the General Partner of HealthCare Ventures IX, L.P. Each of the HCPIX Directors, HCPIX LLC and HCPIX beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and each disclaims beneficial ownership of these shares except to the extent of his or its proportionate pecuniary interest therein.
(4)
Based solely on a Schedule 13G/A filed on February 14, 2023 by Perceptive Advisors LLC (“Perceptive Advisors”), Perceptive Advisors serves as the investment manager to Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”) and may be deemed to beneficially own the securities directly held by the Master Fund. Mr. Joseph Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund. The address for each of Perceptive Advisors, the Master Fund and Mr. Edelman is 51 Astor Place, 10th Floor, New York, New York 10003.

(5)
Includes (i) 860 shares of Common Stock, (ii) 4,144,804 shares of Common Stock held by HealthCare Ventures IX, L.P., (ii) 965,582 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date and (iii) 32,913 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Dr. Mirabelli is a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Dr. Mirabelli beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Dr. Mirabelli is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 32,913 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Dr. Mirabelli may be deemed to beneficially own all of such 32,913 shares of Common Stock beneficially owned by Nine Capital Partners, LLC. Dr. Mirabelli disclaims beneficial ownership of such warrants in excess of his pecuniary interest therein.

(6)
Includes (i) 661,466 shares of Common Stock, (ii) 4,144,804 shares of Common Stock held by HealthCare Ventures IX, L.P., (iii) 1,448,916 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date, and (iv) 32,913 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Mr. Onsi is a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Mr. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Mr. Onsi is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 32,913 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Mr. Onsi may be deemed to beneficially own all of such 32,913 shares of Common Stock beneficially owned by Nine Capital Partners, LLC. Mr. Onsi disclaims beneficial ownership of such warrants in excess of such his pecuniary interest therein.

(7)
Includes (i) 860 shares of Common Stock, (ii) 2,618,406 shares of Common Stock held by HCV VIII Trust, (iii) 4,144,804 shares of Common Stock held by HealthCare Ventures IX, L.P., (iv) 965,582 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date and (v) 32,913 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Mr. Lawlor is the Manager of HCV VIII Trust, and maintains shared voting and dispositive power over the shares held by HCV VIII Trust. Mr. Lawlor disclaims beneficial ownership of the shares held by HCV VIII Trust except to the extent of his proportionate pecuniary interest therein. Mr. Lawlor is also a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Mr. Lawlor beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Mr. Lawlor is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 32,913 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Mr. Lawlor may be deemed to beneficially own all of such 32,913 shares of Common Stock beneficially owned by Nine Capital Partners, LLC. Mr. Lawlor disclaims beneficial ownership of such warrants in excess of such his pecuniary interest therein.

(8)
Includes 781,740 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date.

(9)
Includes (i) 238,300 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date, and (ii) 3,291 shares of Common Stock that may be acquired upon the exercise of warrants.

(10)
Includes 275,175 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date.

(11)
Includes 227,300 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date.

(12)
Includes 238,300 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date.

(13)
Includes 410,541 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date.

(14)
Includes 62,550 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date.

(15)
Includes 37,500 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date.

(16)
Includes 37,500 shares of Common Stock subject to stock options that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date.

(17)
For purposes of clarification, (i) each of the 2,618,406 shares of Common Stock owned by HCV VIII Trust (and indirectly beneficially owned by Augustine Lawlor) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors, (ii) each of the 4,144,804 shares of Common Stock held by HealthCare Ventures IX, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors, and (iii) each of the 32,913 shares of Common Stock that may be acquired upon the exercise of warrants held by Nine Capital Partners, LLC (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors.

(18)
Includes (i) 6,874,048 shares of Common Stock subject to stock options held by our directors and named executive officers that were exercisable as of April 26, 2023, or that will become exercisable within 60 days after that date and (ii) 36,204 shares of Common Stock that may be acquired upon the exercise of warrants held by our directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions since January 1, 2022, in which we were a party and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and certain executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Our Charter also provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the Delaware General Corporation Law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available. Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
Related Party Transaction Approval Policy
We have a related party transactions policy that requires all transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our nominating and corporate governance committee. Any request for such a transaction must first be presented to our General Counsel who will promptly notify our nominating and corporate governance committee for their review, consideration and approval. In approving or rejecting any such proposal, our nominating and corporate governance committee is to consider the relevant facts and circumstances available and deemed relevant to the nominating and corporate governance committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. The nominating and corporate governance committee has reviewed certain interested transactions and determined that they are pre-approved. These pre-approved interested transactions include, subject to certain limitations, employment or compensation of executive officers, director compensation, certain transactions with other companies, certain company charitable contributions, transactions in which all stockholders receive proportional benefits and transactions involving competitive bids.
Prior to our Board’s consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction were disclosed to our Board, and the transaction was not approved by our Board unless a majority of the disinterested directors approved the transaction. We did not have any related party transactions requiring disclosure under Regulation S-K Item 404 in 2022.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and officers to file reports of holdings and transactions in our equity securities with the SEC. As a practical matter, we assist our directors and officers by completing and filing these reports electronically on their behalf. We believe that our directors and officers timely complied with all such filing requirements during 2022, except that a Form 4 that was filed on February 3, 2022 for Dr. Cavanaugh was filed one (1) day late due to an administrative error.

GENERAL MATTERS
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.   Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our proxy statement for the 2023 Annual Meeting of Stockholders, stockholder proposals must be received by December 29, 2022 by our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.
Requirements for Stockholder to bring Business and Nominations Before the 2023 Annual Meeting.   Our Bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2023 Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary at Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141. To be timely for the 2023 Annual Meeting of Stockholders, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting of stockholders, or, if later, the 10th day following the day on which we first provide notice or public disclosure of the date of the 2022 Annual Meeting of Stockholders. Therefore, notice must be received not earlier than February 19, 2024 and not later than March 28, 2024. Such notice must provide the information required by Section 2.4 and 2.5 of our Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2023 Annual Meeting of Stockholders.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, any notice of director nomination submitted to the Company must include the additional information required by Rule 14a-19.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers or other nominees, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Once you have received notice from your broker or other nominee or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, or if you are receiving multiple copies of the annual report and proxy statement and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or us if you hold registered shares. You can notify us by sending a written request to us at: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141, or by calling us at (617) 714-0360.
Miscellaneous
Even if you plan to attend the Annual Meeting virtually, please vote your shares using one of the methods outlined in this proxy statement promptly. Should you virtually attend the Annual Meeting, you may revoke the proxy and vote online. Your cooperation in giving this your immediate attention will be appreciated.
You may obtain a paper copy of our Annual Report on Form 10-K (without exhibits) filed with the SEC for the year ended December 31, 2022 without charge upon written request to: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the Annual Meeting, as they determine to be in the best interest of our company and our stockholders.
By Order of the Board of Directors,
Christopher Mirabelli
Chairman of the Board of Directors
Cambridge, Massachusetts
April 28, 2023

Annex A
2022 Leap Therapeutics, Inc. Equity Incentive Plan and Amendment No. 1 thereto

LEAP THERAPEUTICS, INC.
2022 EQUITY INCENTIVE PLAN
1.   Purpose
This Plan is intended to provide incentives that will attract, retain and motive highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.
2.   Definitions
As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:
2.1   “Accelerate” “Accelerated” and “Acceleration”, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference such Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units shall expire with respect to some or all of such shares of Restricted Stock or such Restricted Stock Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of such Performance Units.
2.2   “Affiliate” means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.
2.3   “Award” means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.
2.4   “Award Agreement” means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.
2.5   “Board” means the Company’s Board of Directors.
2.6   “Change of Control” shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term. In the absence of any other Change of Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change of Control means the occurrence of any of the following at any time after the Plan Effective Date:
(a)   a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that Transaction, or
(b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act and in effect from time to time) that, directly or indirectly, acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c)   over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.
2.7   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.
2.8   “Committee” means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board. Notwithstanding the foregoing, the term Committee, as used throughout this Plan, shall mean (1) any committee of the Board (other than the Compensation Committee of the Board) appointed by the Board to exercise the rights and powers of the Committee under this Plan with respect to any particular Award or Awards or any particular types of Awards or (2) any two or more members of the Board appointed by the Board to exercise the rights and powers of the Committee under this Plan with respect to any particular Award or Awards or any particular types of Awards.
2.9   “Company” means Leap Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.
2.10   “Forfeiture,” “forfeit,” and derivations thereof, when used in respect of Restricted Stock purchased by or issued to a Participant, includes the Company’s repurchase of such Restricted Stock at less than its then Market Value as a means intended to effect a forfeiture of value.
2.11   “Grant Date” means the date as of which an Option is granted, as determined under Section 7.1(a).
2.12   “Incentive Option” means an Option that by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.
2.13   “Market Value” means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first following date for which a closing price is reported.
2.14   “Nonstatutory Option” means any Option that is not an Incentive Option.
2.15   “Option” means an option to purchase shares of Stock.
2.16   “Optionee” means an eligible individual to whom an Option shall have been granted under the Plan.
2.17   “Participant” means any holder of an outstanding Award under the Plan.
2.18   “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals may include but are not limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth, (xxv) operational and organizational metrics and (xxvi) environmental, social, governance, diversity, equity, inclusion, human capital management, training or talent development criteria.
2.19   “Performance Goals” means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
2.20   “Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.
2.21   “Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.
2.22   “Plan” means this 2022 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.
2.23   “Plan Effective Date” means the effective date of the Plan, which shall be the date this Plan is approved by the stockholders of the Company.
2.24   “Restricted Stock” means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.
2.25   “Restricted Stock Units” means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.
2.26   “Restriction Period” means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.
2.27   “Risk of Forfeiture” means a limitation on the right of the Participant to retain Restricted Stock, Restricted Stock Units or any other Award, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.
2.28   “Section 16 Insider” means an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934, as amended.
2.29   “Stock” means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for such common stock pursuant to Section 8.

2.30   “Stock Appreciation Right” means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.
2.31   “Stock Grant” means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.
2.32   “Stockholders’ Agreement” means any agreement by and among the Company and holders of outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).
2.33   “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
3.   Term of the Plan
Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time and from time to time during the period commencing on the Plan Effective Date and ending on the date immediately prior to the tenth anniversary of the Plan Effective Date. Awards granted pursuant to the Plan at any time during the term thereof shall not expire solely by reason of the expiration or termination of the Plan.
4.   Stock Subject to the Plan
4.1   Plan Share Limitations.
(a)   Limitation.   Subject to the provisions set forth below in this Section 4.1(a), at no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed that number of shares of Stock that is equal to the sum of (i) 7,500,000 shares of Stock, plus (ii) that number of shares of Stock (not to exceed 11,010 shares of Stock in the aggregate) that, as of the Plan Effective Date, remain available for issuance or grant under the 2012 Plan pursuant to awards that may be granted under the 2012 Plan at any time after the Plan Effective Date, and plus (iii) that number of shares of Stock (not to exceed 1,370,210 shares of Stock in the aggregate) subject to stock options and/or other awards granted under the 2012 Plan that are outstanding on the Plan Effective Date and expire or terminate unexercised at any time after the Plan Effective Date. In no event shall the number of shares of Stock issued pursuant to or subject to outstanding Incentive Options exceed 8,881,220 shares of Stock.
(b)   Application.   For purposes of applying the foregoing limitation of Section 4.1(a), (i) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited, the shares of Stock not purchased by or issued to the holder or which are forfeited, as the case may be, shall again be available for Awards to be granted under the Plan, (ii) if any Option is exercised by delivering previously owned shares of Stock or withholding of a portion of shares of Stock otherwise issuable in payment of the exercise price therefor, only the net number of shares issued, that is, the number of shares of Stock for which the Option is exercised net of the number received or withheld by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Option granted under the Plan, (iii) if any Stock Appreciation Right is exercised, the number of shares available for issuance under the Plan shall be reduced by only the net number of shares of Stock actually issued upon such exercise and (iv) any shares of Stock either delivered to or withheld by the Company in satisfaction of tax withholding obligations of the Company or an Affiliate with respect to an Award shall again be available for Awards to be granted under the Plan. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.2   Per Person Limitations.   The maximum number of shares of Stock that may be subject to all Awards or any combination thereof granted to any one Participant during any single calendar year shall be 1,875,000. The maximum value of Awards denominated in cash granted to any one person during any single calendar year shall be $5,000,000. Each of the foregoing limitations shall be doubled with respect to awards granted to an individual during the first calendar year in which he or she commences employment.
4.3   Director Grant Limitations.   The maximum grant date value of shares of Stock subject to Awards made to any non-employee member of the Board during any calendar year, taken together with any cash fees earned by such non-employee Board member for services rendered during the calendar year, shall not exceed $2,000,000 in total value, with the value of such Awards calculated based on the grant date fair value of such Awards for financial reporting purposes.
4.4   Adjustment of Limitations.   Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan.
5.   Administration
The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan with respect to Participants, other than Section 16 Insiders whereby only a majority of non-employee Directors of the Board may exercise the powers and responsibilities of the Committee, and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, up to such maximum number and in accordance with the requirements of applicable law and of such guidelines as the Committee shall specify by resolution at any time or from time to time. To the extent required by applicable law, any such delegation may not include the authority to grant Restricted Stock, unless the delegate meets the requirements of applicable law. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the officer, employee, consultant, advisor or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective officers, employees, consultants, advisors and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the Plan or an Award made pursuant hereto.
6.   Authorization of Grants
6.1   Eligibility.   The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any officer or employee of or consultant or advisor to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.
6.2   General Terms of Awards.   Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3   Effect of Termination of Employment, Etc.   Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than three months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event (unless otherwise determined by the Committee in its sole discretion) , and (b) any other outstanding Award of the Participant to the extent that it is then still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave approved by the Company shall not be deemed a termination of employment or other association, provided that should such leave exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s employment shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless the Participant is provided with the right to return to employment following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Committee or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.
6.4   Non-Transferability of Awards.   Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The provisions of the immediately preceding sentence shall not be applicable to Stock Grants. Additionally, Restricted Stock shall not be subject to transfer restrictions under this Section 6.4 once the Restricted Stock is no longer subject to a Risk of Forfeiture. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award (other than an Incentive Option) provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.
7.   Specific Terms of Awards
7.1   Options.
(a)   Date of Grant.   The granting of an Option shall take place at the time specified in the Award Agreement.
(b)   Exercise Price.   The price at which shares of Stock may be acquired under an Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date for an Incentive Option if the Optionee is a Ten Percent Owner.
(c)   Option Period.   No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.
(d)   Exercisability.   An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.
(e)   Method of Exercise.   An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,
(i)   by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares of Stock to be purchased, or
(ii)   by the Company withholding from the shares of Stock otherwise being purchased upon exercise of the Option, shares of Stock having an aggregate Market Value equal to the aggregate exercise price of the shares to be purchased. Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such written notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the direct registration system of the Company’s transfer agent for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.
(f)   Limit on Incentive Option Characterization.   An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.
(g)   Notification of Disposition.   Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
7.2   Stock Appreciation Rights.
(a)   Tandem or Stand-Alone.   Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
(b)   Exercise Price.   Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c)   Other Terms.   Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.
7.3   Restricted Stock.
(a)   Purchase Price.   Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.
(b)   Issuance of Stock.   Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the direct registration system of the Company’s transfer agent. If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:
The shares evidenced by this certificate are subject to the terms and conditions of LeapTherapeutics, Inc.’s 2022 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Leap Therapeutics, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.
If the Stock is in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.
(c)   Escrow of Shares.   The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
(d)   Restrictions and Restriction Period.   During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(e)   Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.   Except as otherwise provided in the Plan or the applicable Award Agreement, the Participant shall have all of the rights of a stockholder of the Company with respect to any outstanding shares of Restricted Stock, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.
(f)   Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4   Restricted Stock Units.
(a)   Character.   Each Restricted Stock Unit shall entitle the recipient to a share of Stock, cash (based on the value of a share of Stock), or a combination of the two, as determined by the Committee, at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine or as may be provided for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(b)   Timing of Payment.   Payment of earned Restricted Stock Units shall be made promptly following the close of the applicable Restriction Period, provided that payment of earned Restricted Stock Units may be deferred for a period specified by the Committee at the time such Restricted Stock Units are initially granted or (to the extent permitted by the Committee) for a period designated by each of the applicable Participants pursuant to a timely deferral election made in accordance with the requirements of Section 409A of the Code. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.
7.5   Performance Units.
(a)   Character.   Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.
(b)   Earning of Performance Units.   The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.
(c)   Form and Timing of Payment.   Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period, in cash or shares of Stock as the Committee may determine in its sole discretion or as may be specified in the applicable Award Agreement. At the discretion of the Committee, Participants may be entitled to receive (i) any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants, or (ii) shares of Stock having a value equivalent to the amount of any such dividends. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.
7.6   Stock Grants.   Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due or in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.
7.7   Awards to Participants Outside the United States.   The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4.
7.8   Clawbacks.   Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant agreement between the Participant and the Company or any Affiliate (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute cause either while employed by, or providing service to, the Company or any Affiliate or within a specified period of time thereafter, all Awards held by the Participant shall terminate, and the Company may rescind any exercise of an Option or Stock Appreciation Right and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and dividend equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission (i) the Participant shall return to the Company the shares received upon the exercise of any Option or Stock Appreciation Right and/or the vesting and payment of any other Award (including pursuant to dividends and dividend equivalents) or (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Award Agreement containing restrictive covenants) or activity constituting cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Participant’s employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the employer. In addition, Participants shall also be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect (and as modified) from time to time and Awards and any cash, shares of Stock or other property or amounts due, paid or issued to a Participant shall be subject to the terms of such policy, as in effect (and as modified) from time to time.
8.   Adjustment Provisions
8.1   Adjustment for Corporate Actions.   If, at any time after the Plan Effective Date, the outstanding shares of Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and equitable adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Stock Appreciation Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.
8.2   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   In the event of any corporate action not specifically covered by the preceding Section 8.1, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, that occurs or becomes effective after the Plan Effective Date, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 8.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
8.3   Related Matters.   Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.
8.4   Transactions.
(a)   Definition of Transaction.   In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all or substantially all of the outstanding Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.
(b)   Treatment of Awards.   In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards, subject to the provisions of Section 9 of this Plan.
(1)   Provide that any Awards shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof).
(2)   Upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding Options and Stock Appreciation Rights (collectively, “Rights”) will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.
(3)   Provide that all or any Awards that are subject to Risk of Forfeiture will terminate or be forfeited or cancelled immediately prior to the consummation of such Transaction. In the case of Restricted Stock, any such termination, forfeiture or cancellation can be accomplished by, among other things, a purchase or other acquisition by the Company of such Restricted Stock for no consideration.
(4)   Provide that all or any outstanding Rights shall Accelerate so as to become exercisable prior to or upon such Transaction with respect to some or all of the shares of Stock for which any such Rights would not then otherwise be exercisable by their terms.
(5)   Provide that all or any outstanding Awards that are subject to Risk of Forfeiture shall Accelerate so that the Risk of Forfeiture otherwise applicable to such Awards shall expire prior to or upon such Transaction with respect to part or all of any such Awards that would then still otherwise be subject to the Risk of Forfeiture.
(6)   Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option or Stock Appreciation Right (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For purposes of this paragraph 6 and paragraph 7 below, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction (or, in the case of a Transaction that is structured as or consists of a sale of assets or a liquidation or distribution of the Company, the portion of the proceeds received by the Company from such Transaction that would be available for distribution by the Company in respect of a share of Stock) but need not take into account any deferred consideration unless and until received.
(7)   Provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any Awards (other than Options and Stock Appreciation Rights) equal to the acquisition price times the number of shares of Stock subject to any such Awards, in exchange for the termination of any such Awards; provided, that the Committee may terminate, cancel or cause the forfeiture of, pursuant to paragraph 3 above in this Section 8.4(b), any such Award that is subject to a Risk of Forfeiture at the time of the consummation of such Transaction without the payment of any consideration therefor prior to or upon the Transaction.
(8)   Provide that, in connection with a liquidation or dissolution of the Company, all or any Awards (other than Restricted Stock or Stock Grants) shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.
(9)   Any combination of the foregoing.
In the event that the Committee determines in its discretion to take the actions contemplated under paragraph (1) above of this Section 8.4(b) with respect to all or any Awards, the Committee shall ensure that, upon consummation of the Transaction, any such Awards are assumed and/or exchanged or replaced with another similar award issued by the acquiring or succeeding entity (or an affiliate thereof) and that, as a result of such assumption and/or exchange or replacement, the holder of such assumed Award and/or such exchanged or replaced similar award has the right, on terms (including vesting terms) no less favorable than the terms of such Award, to purchase or receive the value of, for each share of Stock subject to such Award immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may, with the consent of the acquiring or succeeding entity (or an affiliate thereof), provide for the consideration to be received with respect to such assumed Award and/or such exchanged or replaced similar award to consist of or be based solely on common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.
(c)   Treatment of Other Awards.   Upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, then, subject to the provisions of Section 9 below, with respect to all outstanding Awards (other than Options and Share Appreciation Rights) that are not terminated prior to or upon such Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award.
(d)   Related Matters.   In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.
9.   Change of Control
Upon the occurrence of a Change of Control, to the extent that the surviving entity declines to continue, convert, assume or replace outstanding Awards in accordance with their respective terms (after giving effect to any and all adjustments, if any, to such Awards and the terms thereof implemented in accordance with any of Sections 8.1-8.4), then, notwithstanding anything express or implied to the contrary in Section 8.4 above:
(a)   any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;
(b)   any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals or other business objectives shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and
(c)   all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the payouts attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control, except if and to the extent otherwise determined by the Committee in its sole discretion at any time prior to, or upon, such Change of Control.
All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within five (5) business days following the effective date of the Change of Control. None of the foregoing provisions of this Section 9 shall apply, however, (i) in the case of any Award pursuant to an Award Agreement or other agreement requiring other or additional terms upon a Change of Control (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.
10.   Settlement of Awards
10.1   In General.   Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.
10.2   Violation of Law.   Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:
(a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or
(b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended, or any applicable State securities laws.
Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.
10.3   Corporate Restrictions on Rights in Stock.   Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any and all Stockholders’ Agreements, if any.
10.4   Investment Representations.   The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.
10.5   Registration.   If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not, at any time during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities (or during such shorter or longer period of time as the Committee shall determine in its sole discretion, which period of time shall commence from and after such effective date of such registration statement), (a) sell, make any short sale of, loan, grant any option, right or warrant for the purchase of, pledge or otherwise encumber, otherwise transfer or dispose of, directly or indirectly, any shares of Stock (or offer to do any of the foregoing), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in the foregoing clause (a) or clause (b) is to be settled by delivery of Stock or other securities, in cash or otherwise. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement (including, without limitation, a lock-up agreement containing provisions that are more restrictive than the provisions set forth above in this Section 10.5), then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
10.6   Placement of Legends; Stop Orders; etc.   Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.
10.7   Tax Withholding.   Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the issuance of such shares of Stock. The obligations of the Company under the Plan (including, without limitation, the obligation to issue any shares, deliver any certificate or certificates therefor or reflect the ownership of such shares in book-entry form) shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction unless the Committee determines otherwise.
10.8   Company Charter and By-Laws; Other Company Policies.   This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by officers, employees, directors, consultants, advisors and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.
11.   Reservation of Stock
The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards.
12.   Limitation of Rights in Stock; No Special Service Rights
A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the direct registration system of the Company’s transfer agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate or articles of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.
13.   Unfunded Status of Plan
The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
14.   Nonexclusivity of the Plan
Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
15.   No Guarantee of Tax Consequences
It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code pertaining to non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent. However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.
16.   Termination and Amendment of the Plan
16.1   Termination or Amendment of the Plan.   Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time suspend or terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.
16.2   Termination or Amendment of Outstanding Awards; Assumptions.   Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:
(a)   amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;
(b)   within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and
(c)   offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
16.3   Limitations on Amendments, Etc.
(a)   Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.

(b)   No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required (A) in the case of any amendment or termination of any outstanding Award that is permitted by any provision of this Plan that is set forth in Section 16.4 below, Section 8, Section 9 or in any other section of this Plan that is not Section this Section 16 or (B) if the Board or Committee, as the case may be, (i) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) reasonably determines on or after the date of Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code.
16.4   Option or Stock Appreciation Rights Repricing.   The Committee shall have the discretionary authority, exercisable on such terms and conditions that it deems appropriate under the circumstances and without stockholder approval, to (i) implement cancellation/regrant programs pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices per share in excess of the then current Market Value per share of Stock for consideration payable in cash or in equity securities of the Company or (iii) reduce the exercise or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan.
17.   Notices and Other Communications
Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time. If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or by electronic mail, or by telecopier with a confirmation copy by regular, certified or overnight mail, addressed, emailed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address, email address or telecopier number, as the the case may be, last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address, email address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.
18.   Governing Law
The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

LEAP THERAPEUTICS, INC.
AMENDMENT NO. 1
TO THE
2022 EQUITY INCENTIVE PLAN
This AMENDMENT No. 1 (this “Amendment”) to the Leap Therapeutics, Inc. 2022 Equity Incentive Plan (the “Plan”) was adopted on Apri 13, 2023 by the Board of Directors (the “Board”) of Leap Therapeutics, Inc. (the “Company”) by unanimous written consent in lieu of a special meeting, subject to the approval of the Company’s stockholders.
WHEREAS, the Company maintains the Plan to provide incentives that will attract, retain and motivate highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests; and
WHEREAS, pursuant to Section 16 of the Plan, the Board may make such modifications of the Plan as it should deem advisable, provided that no increase in the number of shares of stock which may be issued under the Plan may be made without stockholder approval; and
WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to amend the Plan to increase the available shares thereunder by 22,500,000, subject to stockholder approval of this Amendment.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Section 4.1(a) of the Plan hereby is amended and restated in its entirety, effective as of the date on which the stockholders of the Company approve this Amendment, as follows:
“(a) Limitation. Subject to the provisions set forth below in this Section 4.1(a), at no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed that number of shares of Stock that is equal to the sum of (i) 30,000,000 shares of Stock, plus (ii) that number of shares of Stock (not to exceed 11,010 shares of Stock in the aggregate) that, as of the Plan Effective Date, remain available for issuance or grant under the 2012 Plan pursuant to awards that may be granted under the 2012 Plan at any time after the Plan Effective Date, and plus (iii) that number of shares of Stock (not to exceed 1,370,210 shares of Stock in the aggregate) subject to stock options and/or other awards granted under the 2012 Plan that are outstanding on the Plan Effective Date and expire or terminate unexercised at any time after the Plan Effective Date. In no event shall the number of shares of Stock issued pursuant to or subject to outstanding Incentive Options exceed 31,381,220 shares of Stock.”
Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.

Annex B
Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation of Leap Therapeutics, Inc.

B-1

CERTIFICATE OF AMENDMENT
TO
FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LEAP THERAPEUTICS, INC.
LEAP THERAPEUTICS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:   The name of the Corporation is Leap Therapeutics, Inc.
SECOND:   Article FOURTH of the Fourth Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following two paragraphs:
“FOURTH:   The total number of shares of stock which the Corporation shall have authority to issue is two hundred fifty million (250,000,000), consisting of (a) two hundred forty million (240,000,000) shares of common stock, $0.001 par value per share (“Common Stock”), and (b) ten million (10,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”), of which one (1) share shall be designated special voting stock.
Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [      ] shares of the Common Stock, issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. No fractional shares will be issued, and stockholders otherwise entitled to receive fractional shares shall have no further interest as a stockholder with respect to such fractional shares. Stockholders of record who otherwise would be entitled to receive fractional shares in connection with such combination will instead be entitled to receive, in lieu of such fractional shares, an amount in cash equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the Nasdaq Stock Market on the date on which the Effective Time occurs. Each stock certificate or book-entry position that, immediately prior to the Effective Time, representing shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of New Common Stock after the Effective Time into which the shares of Old Common Stock have been reclassified pursuant to this paragraph, until the same shall be surrendered to the Corporation. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock of the Corporation and all references to the Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common Stock, as the case may be. For clarity, there shall be no change to the number or classes of stock that the Corporation shall have authority to issue pursuant to, and in accordance with, the provisions of the immediately preceding paragraph as a result of or by virtue of the effectiveness or the implementation of the Reverse Stock Split”
THIRD:   The foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
FOURTH:   Except to the extent amended in the manner provided above in this Certificate of Amendment, the terms and provisions of the Certificate of Incorporation are hereby ratified and confirmed and remain in full force and effect.

B-2

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of [      ], 2023.
LEAP THERAPEUTICS, INC.
By:

Name: Douglas E. Onsi
Title:   President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet or Telephone - QUICK EASYLEAP THERAPEUTICS, INC. Your phone or Internet vote authorizes the namedproxies to vote your shares in the same manner as ifyou marked, signed and returned your proxy card.Votes submitted electronically over the Internet or bytelephone must be received by 11:59 p.m., Eastern Time,on June 15, 2023. INTERNET/MOBILE –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxycard available when you access the above website.Follow the prompts to vote your shares. Vote at the Meeting –If you plan to attend the virtual online annual meeting,you will need your 12 digit control number to voteelectronically at the annual meeting. To attend:https://www.cstproxy.com/leaptx/2023 MOBILE VOTINGOn your Smartphone/Tablet, open the QR Readerand scan the below image. Once the voting site isdisplayed, enter your Control Number from the proxycard and vote your shares. PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLYOR BY PHONE. PHONE – 1 (866) 894-0536Use a touch-tone telephone to vote your proxy. Haveyour proxy card available when you call. Follow thevoting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and returnit in the postage-paid envelope provided.FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY XTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES UNDERITEM 1 AND “FOR” ITEMS 2, 4, 5, 6, 7, AND ONE YEAR ON ITEM 3. 1. Election of DirectorsFOR WITHHOLD ABSTAIN (1) Joseph Loscalzo(2) Nissim Mashiach(3) Christopher Mirabelli 2. Advisory vote on executive compensationpaid to named executive officers (“Sayon-Pay Proposal”).6. To approve the issuance of shares ofthe Company’s common stock uponconversion of the Company’s Series XNon-Voting Convertible Preferred Stock(the “Conversion Proposal”).4. To approve an amendment to the LeapTherapeutics, Inc. 2022 Equity IncentivePlan (“EIP Proposal”).3. Advisory vote on the preferred frequencyof future stockholder advisory voteson executive compensation (“Say-on-Frequency Proposal”).7. To approve an amendment to the FourthAmended and Restated Certificate ofIncorporation to effect a reverse stocksplit of the Common Stock at a ratio inthe range of 1-for-5 and 1-for-20, suchratio to be determined in the discretionof the Board of Directors (“ReverseStock Split Proposal”).FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINONEYEARTWOYEARSTHREEYEARS ABSTAIN5. Ratification of the appointment ofEisnerAmper LLP, an independentregistered public accounting firm, asour independent auditors for the yearending December 31, 2023.FOR AGAINST ABSTAINCONTROL NUMBER Signature__________________________________Signature, if held jointly__________________________________Date__________, 2023Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability ofProxy Materials for the Annual Meeting of StockholdersTo view the 2023 Proxy Statement, the 2022 Annual Report and toattend the Annual Meeting, please go to:https://www.cstproxy.com/leaptx/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS LEAP THERAPEUTICS, INC. The undersigned appoints Augustine Lawlor and Douglas E. Onsi, and each of them, asproxies, each with the power to appoint his substitute, and authorizes each of them to representand to vote, as designated on the reverse hereof, all of the shares of common stock of LeapTherapeutics, Inc. held of record by the undersigned at the close of business on April 26,2023 at the Annual Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held onJune 16, 2023, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARYINDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEESUNDER PROPOSAL 1 AND IN FAVOR OF PROPOSALS 2, 4, 5, 6, 7 AND ONE YEAR ON ITEM 3,AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREINON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THISPROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLYOR BY PHONE.LEAP THERAPEUTICS, INC.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet or Telephone - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailYour phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 15, 2023.INTERNET/MOBILE – www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/leaptx/2023MOBILE VOTINGOn your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.PHONE – 1 (866) 894-0536Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDPROXYTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES UNDER ITEM 1 AND “FOR” ITEMS 2, 4, 5, 7, AND ONE YEAR ON ITEM 3. Please markXyour voteslike this 1.Election of Directors (1)Joseph Loscalzo (2)Nissim Mashiach (3)Christopher Mirabelli 2.Advisory vote on executive compensation paid to named executive officers (“Say-on-Pay Proposal”). 3.Advisory vote on the preferred frequency of future stockholder advisory votes on executive compensation (“Say-on-Frequency Proposal”). FORWITHHOLD ABSTAINFORAGAINST ABSTAINONETWOTHREEABSTAINYEARYEARSYEARS 5. Ratification of the appointment ofEisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2023.6.[Intentionally Omitted]7.To approve an amendment to the FourthAmended and Restated Certificate ofIncorporation to effect a reverse stocksplit of the Common Stock at a ratio inthe range of 1-for-5 and 1-for-20, suchratio to be determined in the discretionof the Board of Directors (“ReverseStock Split Proposal”). FORAGAINST ABSTAINFORAGAINST ABSTAIN 4.To approve an amendment to the Leap FOR AGAINST ABSTAIN Therapeutics, Inc. 2022 Equity Incentive Plan (“EIP Proposal”).CONTROL NUMBERSignature__________________________________Signature, if held jointly__________________________________Date__________, 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of StockholdersTo view the 2023 Proxy Statement, the 2022 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/leaptx/2023 PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSLEAP THERAPEUTICS, INC. The undersigned appoints Augustine Lawlor and Douglas E. Onsi, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Leap Therapeutics, Inc. held of record by the undersigned at the close of business on April 26,2023 at the Annual Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held onJune 16, 2023, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES UNDER PROPOSAL 1 AND IN FAVOR OF PROPOSALS 2, 4, 5, 7 AND ONE YEAR ON ITEM 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)